Listing Report:Supplement No. 279 dated Jul 06, 2010 to Prospectus dated Jul 13, 2009
File pursuant to Rule 424(b)(3)
Registration Statement No. 333-147019
Prosper Marketplace, Inc.
Borrower Payment Dependent Notes
This Listing Report supplements the prospectus dated Jul 13, 2009 and provides information about each loan request (referred to as a "listing") and series of Borrower Payment Dependent Notes (the "Notes") we are currently offering. Prospective investors should read this Listing Report supplement together with the prospectus dated Jul 13, 2009 to understand the terms and conditions of the Notes and how they are offered, as well as the risks of investing in Notes.
We have filed a registration statement on Form S-1 with the SEC in connection with this offering. In addition, we are required to file annual, quarterly and current reports and other information with the SEC. You may read and copy the registration statement and any other documents we have filed at the SEC's Public Reference Room at 100 F Street, N.E., Room 1580, Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the Public Reference Room. Our SEC filings are also available to the public at the SEC's Internet site at http://www.sec.gov.

The prospectus is part of the registration statement and does not contain all of the information included in the registration statement and the exhibits, schedules and amendments to the registration statement. Some items are omitted in accordance with the rules and regulations of the SEC. For further information with respect to us and the Notes, we refer you to the registration statement and to the exhibits and schedules to the registration statement filed as part of the registration statement. Whenever a reference is made in the prospectus to any of our contracts or other documents, the reference may not be complete and, for a copy of the contract or document, you should refer to the exhibits that are a part of the registration statement.

We "incorporate" into the prospectus information we filed with the SEC in our Annual Report on Form 10-K for the fiscal year ended December 31, 2009. This means that we disclose important information to you by referring to our Annual Report on Form 10-K for the fiscal year ended December 31, 2009, which is available on our website, www.prosper.com.

The information incorporated by reference is considered to be part of the prospectus. Information contained in the prospectus automatically updates and supersedes previously filed information.

You may request a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2009, which will be provided to you at no cost, by writing, telephoning or emailing us. Requests should be directed to Customer Support, 111 Sutter St, 22nd Floor, San Francisco, CA 94104; telephone number (415) 593-5400; or emailed to support@prosper.com. In addition, our Annual Report on Form 10-K for the fiscal year ended December 31, 2009 is available on our website, www.prosper.com.
The following series of Notes are currently being offered:
Borrower Payment Dependent Notes Series 412630
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	16.98%	Starting borrower rate/APR:	17.98% / 20.19%	Starting monthly payment:	$180.71

Auction yield range:	16.98% - 16.98%	Estimated loss impact:	25.94%
Lender servicing fee:	1.00%	Estimated return:	-8.96%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jan-1995	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	3	Inquiries last 6m:	0	Employment status:	Self-employed
Enhanced (1-5):	4	Current / open credit lines:	10 / 8	Length of status:	3y 0m
Credit score:	620-639 (Jul-2010)	Total credit lines:	25	Occupation:	Skilled Labor
Now delinquent:	0	Revolving credit balance:	$6,191	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	95%
Public records last 12m / 10y:	0/ 1	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	kvogler106	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	23 ( 100% )	620-639 (Latest)
Principal borrowed:	$5,000.00	< 31 days late:	0 ( 0% )	640-659 (Jun-2007)
Principal balance:	$0.02	31+ days late:	0 ( 0% )
Total payments billed:	23
Description
Paying off Credit Cards
Purpose of loan:
This loan will be used to consolidate credit cards. ?

My financial situation:
I am a good candidate for this loan because I always pay on time. My credit score doesn't reflect my home loan. I have a commercial loan due to the?30 acres?and the rental unit on the property. Therefore it is not reported to the credit agencies. I have been paying on time for the last three plus years on a $150,000 mortgage.?

Monthly net income: $5,000

Monthly expenses: $
??Housing: $1288.
??Insurance: $100.
??Car expenses: $300.
??Utilities: $300.
??Phone, cable, internet: $275.
??Food, entertainment: $500.
??Clothing, household expenses $200.
??Credit cards and other loans: $600.
??Other expenses: $600
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425800
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$260.15

Auction yield range:	10.98% - 19.00%	Estimated loss impact:	10.45%
Lender servicing fee:	1.00%	Estimated return:	8.55%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Apr-1998	Debt/Income ratio:	32%
Basic (1-10):	6	Inquiries last 6m:	3	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	11 / 9	Length of status:	16y 11m
Credit score:	740-759 (Jul-2010)	Total credit lines:	29	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$9,908	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	51%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	tazdevil	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	35 ( 100% )	740-759 (Latest)
Principal borrowed:	$5,000.00	< 31 days late:	0 ( 0% )	780-799 (Sep-2008) 740-759 (Jun-2007)
Principal balance:	$165.45	31+ days late:	0 ( 0% )
Total payments billed:	35
Description
My loan for home improvement
Purpose of loan:
This loan will be used to do a few improvements on our house,new carpet,shingle roof and a few smaller things.y financial situation:
I am a good candidate for this loan because? I have a very good job that I've been at for 16 years and my wife has a good job in an office.Also I work for company that has been around since the 60's and never any layoffs.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 447248
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	6.10%	Starting borrower rate/APR:	7.10% / 7.44%	Starting monthly payment:	$46.38

Auction yield range:	2.98% - 6.10%	Estimated loss impact:	0.60%
Lender servicing fee:	1.00%	Estimated return:	5.50%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-1999	Debt/Income ratio:	20%
Basic (1-10):	10	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	13 / 12	Length of status:	3y 10m
Credit score:	800-819 (Jul-2010)	Total credit lines:	25	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$7,280	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	17%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	wonderfunk	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	22 ( 100% )	800-819 (Latest)
Principal borrowed:	$1,000.00	< 31 days late:	0 ( 0% )	780-799 (Jul-2009) 740-759 (May-2008)
Principal balance:	$0.03	31+ days late:	0 ( 0% )
Total payments billed:	22
Description
wedding
Purpose of loan:
This loan will be used to pay off final wedding expenses.? The wedding is July 31.? Everything else is paid in cash.

My financial situation:
I am a good candidate for this loan because I am good for it.? I have borrowed on Prosper previously and paid off as agreed - though Prosper's accounting leaves me with a 3 cent principal balance.

My credit score is trending higher as you can see on this listing.

If you have any questions - ask!? Thanks for your help!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 458522
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$16,666.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	10.20%	Starting borrower rate/APR:	11.20% / 13.32%	Starting monthly payment:	$547.20

Auction yield range:	3.98% - 10.20%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	8.07%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-1996	Debt/Income ratio:	22%
Basic (1-10):	8	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	6 / 6	Length of status:	0y 9m
Credit score:	780-799 (Jul-2010)	Total credit lines:	34	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$4,455	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	8%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	JagFan	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Security system for a 24 hour gym
This listing has a higher likelihood to fund and therefore does not include a description. If you would like additional information from this borrower, please ask a question in the Q&A section below.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 458752
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$278.32

Auction yield range:	16.98% - 24.00%	Estimated loss impact:	19.38%
Lender servicing fee:	1.00%	Estimated return:	4.62%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-1994	Debt/Income ratio:	12%
Basic (1-10):	5	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	14 / 12	Length of status:	8y 11m
Credit score:	760-779 (Jul-2010)	Total credit lines:	38	Occupation:	Sales - Commission
Now delinquent:	0	Revolving credit balance:	$3,837	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	72%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	2
Screen name:	best-profitable-bazaar	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Will consolidate my family debts.
Purpose of loan:
This loan will pay off my credit card, and lower my monthly payments.? I will also consolidate a small personal loan as well.? I will use the extra 1k for some work I need to have done around the house.? I have several minor repairs that need to be completed.

My financial situation:
I have a good stable job that I have had for almost 9 years.? I am in a commission job so my paycheck varies by month.? I only live on a set amount so that I will not be affected by the moves in my paycheck.

Please let me know if you have any questions, and I will answer them!? Thanks for taking the time to look at funding my loan!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 458788
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	18.90%	Starting borrower rate/APR:	19.90% / 23.68%	Starting monthly payment:	$37.11

Auction yield range:	7.98% - 18.90%	Estimated loss impact:	6.94%
Lender servicing fee:	1.00%	Estimated return:	11.96%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1979	Debt/Income ratio:	43%
Basic (1-10):	10	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	13 / 13	Length of status:	4y 1m
Credit score:	680-699 (Jul-2010)	Total credit lines:	19	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$9,019	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	55%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	salon13	Borrower's state:	Arkansas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	25 ( 100% )	680-699 (Latest)
Principal borrowed:	$1,500.00	< 31 days late:	0 ( 0% )	680-699 (Apr-2010) 620-639 (May-2008)
Principal balance:	$0.77	31+ days late:	0 ( 0% )
Total payments billed:	25
Description
paying off credit cards
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 459474
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	16.98% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Apr-1985	Debt/Income ratio:	64%
Basic (1-10):	5	Inquiries last 6m:	3	Employment status:	Full-time employee
Enhanced (1-5):	1	Current / open credit lines:	23 / 19	Length of status:	21y 8m
Credit score:	660-679 (Jul-2010)	Total credit lines:	48	Occupation:	Clerical
Now delinquent:	0	Revolving credit balance:	$67,271	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	92%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	mystical-gain9	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to?
pay off some of my credit cards
My financial situation:
I am a good candidate for this loan because?
I pay my loans on time just have too many due to past mistakes
Monthly net income: $ 1959.00

Monthly expenses: $
??Housing: $ 430.00
??Insurance: $ 93.00
??Car expenses: $ 378.2
??Utilities: $ 125.00
??Phone, cable, internet: $ 50.00
??Food, entertainment: $ 180.00
??Clothing, household expenses $
??Credit cards and other loans: $ 1256.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 459642
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$11,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	10.98%	Starting borrower rate/APR:	11.98% / 14.11%	Starting monthly payment:	$381.85

Auction yield range:	10.98% - 10.98%	Estimated loss impact:	10.23%
Lender servicing fee:	1.00%	Estimated return:	0.75%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1991	Debt/Income ratio:	45%
Basic (1-10):	6	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	20 / 17	Length of status:	13y 10m
Credit score:	700-719 (Jul-2010)	Total credit lines:	54	Occupation:	Teacher
Now delinquent:	0	Revolving credit balance:	$14,709	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	68%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	influential-kindness	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	7 ( 100% )	700-719 (Latest)
Principal borrowed:	$3,300.00	< 31 days late:	0 ( 0% )	720-739 (Oct-2009)
Principal balance:	$2,712.14	31+ days late:	0 ( 0% )
Total payments billed:	7
Description
Debt Reduction Plan - Phase 3
The purpose of this loan is to assist with phase three of our family debt reduction plan, which began approximately three years ago. Here are more details:

History: Back in 2006, we hired a contractor to build an addition on our house valued at $60,000. The contractor took our initial payments and started the job, but got as far as digging a big foundation hole in our back yard and never returned. We completed the addition ourselves (which cost over $80,000 by maxing out every credit option we had available. We accrued a huge amount of debt. We were able to finish the addition and refinance our house, but we did not receive the best mortgage rates. Instead of filing bankruptcy, we developed the following plan to recover.

***We are proud that we have NEVER missed one payment on any loan or credit card during this entire process.***

Phase 1: Stabilize Finances

Phase 2: Increase Income ? My husband searched for and found a new job which provided a $16,000 annual salary increase.

During this process, court proceedings awarded us $30,000 in restitution for our contractor mess. Needless to say, it was a God-send.

Phase 3: Revolving Debt & Interest rate Reduction: This phase started about 8 months ago. We reorganized our finances to what you see below and started attacking the revolving debt. We started an accelerator fund process where we put and extra $150.00 per month on the highest interest rate credit cards. We are paying the minimum on the other revolving debt. When we pay off a card, we add that payment to the accelerator payment, which is now $200.00 per month.

***THIS PROSPER LOAN WILL APPROXIMATELY MOVE $11,000 OF REVOLVING CREDIT CARD DEBT (17% interest) TO THIS 3 YEAR, INSTALLMENT PROSPER LOAN OF HOPEFULLY 10-12% INTEREST. THIS SHOULD MOVE ANOTHER $100 PER MONTH TO PRINCIPAL INSTEAD OF INTEREST.

Phase 4: Mortgage ReductIon. Right now we are under water on our mortgage meaning our house is worth less than we owe. We can't refinance. We are working in getting a lower interest rate.

PHASE 5: Revolving Debt elimination- It is going to take us some years, but our goal is to have all revolving debt gone by 2013.

Net Income 7200 per month (me and my husband)

Monthly Payments (Rounded)

Revolving Debt Payments 1656

Accelerate Funds 200

Savings 200

Installment Loans 606

Student Loans (from Master?s Degrees) 286

Household 1295
Includes food, gas, utilities, spending money

Mortgage 1824

Investments/Life Insurance 186
Short/long term disability and college savings for kids

Private School Tuition/Fees (we have 2 boys) 572

Child Care 375
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 459810
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	11.85%	Starting borrower rate/APR:	12.85% / 14.99%	Starting monthly payment:	$100.87

Auction yield range:	5.98% - 11.85%	Estimated loss impact:	5.19%
Lender servicing fee:	1.00%	Estimated return:	6.66%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-2001	Debt/Income ratio:	22%
Basic (1-10):	8	Inquiries last 6m:	0	Employment status:	Part-time employee
Enhanced (1-5):	5	Current / open credit lines:	4 / 3	Length of status:	0y 4m
Credit score:	760-779 (Jul-2010)	Total credit lines:	7	Occupation:	Construction
Now delinquent:	0	Revolving credit balance:	$376	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	6%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	sunny-silver5	Borrower's state:	Kentucky	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Loan for Private Pilot Lessons.
Purpose of loan:
This loan will be used to pay for lessons to get my private pilot's license. I plan on becoming a military pilot in the U.S Navy, so I'm getting a head start on flight training to improve my application.

My financial situation:
I am a good candidate for this loan because? I have about $2,000 saved so far. I have an emergency savings account with approx $3,000. I also have a Roth IRA with $4,000 of direct contributions which I can withdraw at any time. I have little to no expenses, as I live with my parents. I Don't hold a balance on any credit cards. I currently work about 80 hours per week at a construction company, making $24.00 per hour. I'm going to be starting a new full time job, however, I still might work weekends at the construction company.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 461078
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	26.00%	Starting borrower rate/APR:	27.00% / 29.33%	Starting monthly payment:	$367.43

Auction yield range:	16.98% - 26.00%	Estimated loss impact:	19.50%
Lender servicing fee:	1.00%	Estimated return:	6.50%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-1995	Debt/Income ratio:	Not calculated
Basic (1-10):	5	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	11 / 11	Length of status:	4y 5m
Credit score:	700-719 (Jul-2010)	Total credit lines:	29	Occupation:	Nurse (LPN)
Now delinquent:	0	Revolving credit balance:	$8,965	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	55%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	46
Screen name:	receptive-economy	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	8 ( 100% )	700-719 (Latest)
Principal borrowed:	$1,000.00	< 31 days late:	0 ( 0% )	720-739 (Sep-2009) 740-759 (Aug-2009)
Principal balance:	$798.39	31+ days late:	0 ( 0% )
Total payments billed:	8
Description
Just want one Payment
Purpose of loan:
This loan will be used to? Pay off all my credit cards and just have one payment. Bought a house last year and needed to make some larger one time purchases (lawnmower, furniture, landscaping etc..)?and that is why the card balances are higher than I like.?

My financial situation:
I am a good candidate for this loan because? I pay my bills on time.? This payment would be around the total of the minimum payments I already make, and I currently pay more than the minimum anyway.? The drop in my credit score must be reflecting the higher balances on my cards. The 46 delinquencies are very close to 7 years old and are due to when I went through a divorce and the financials were in limbo for a while.? All have since been paid off without issue.?

Monthly net income: $ 5500 (all with husband)

Monthly expenses: $ 3400
??Housing: $ 1100
??Insurance: $ 125
??Car expenses: $ 400
??Utilities: $250
??Phone, cable, internet: $ 125
??Food, entertainment: $?800
??Clothing, household expenses $ 200
??Credit cards and other loans: $?400(student loans)
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 462654
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$90.47

Auction yield range:	16.98% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-2004	Debt/Income ratio:	80%
Basic (1-10):	5	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	1	Current / open credit lines:	2 / 2	Length of status:	0y 10m
Credit score:	640-659 (Jun-2010)	Total credit lines:	8	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$0	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	protector96	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Help for a budding actor
Hello, my name is Chris and I'm seeking a small loan. The purpose of this loan is mainly for some debt consolidation (paying off a couple bills), but it also will help with certain medical and career centered payments. I am an actor living in NYC, and I am currently awaiting word of a Broadway transfer of a show I did a couple months ago. This would be my Broadway debut, and I am very excited about it. I do not have an agent at the moment, and there are a couple steps I need to take (new headshots, taking classes) that can help to cement a new agent. I am a graduate of The Boston Conservatory with a BFA in Theater. The Boston conservatory is one of the best arts conservatories in the country, and I have a lot of pride in obtaining my degree there. I am a great candidate for this loan because I am highly motivated and driven to succeed. I have a great belief in myself and my abilities, and I am certain that someday very soon, my career will take off. I just require a small boost to help get me there. Thank you so much for your time!

Monthly net income : 1,100/mo
Monthly expenses:
Rent - 500/mo
Utilities - 100/mo
Transportation - 100/mo
Food - 200/mo
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 463084
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	30.90%	Starting borrower rate/APR:	31.90% / 34.31%	Starting monthly payment:	$260.99

Auction yield range:	16.98% - 30.90%	Estimated loss impact:	26.81%
Lender servicing fee:	1.00%	Estimated return:	4.09%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Feb-1980	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	3	Inquiries last 6m:	3	Employment status:	Self-employed
Enhanced (1-5):	3	Current / open credit lines:	4 / 3	Length of status:	3y 3m
Credit score:	660-679 (Jun-2010)	Total credit lines:	12	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$3,189	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	72%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	reactor64	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
equipment for my tennis business
Purpose of loan:
This loan will be used to finance some new equipment for my tennis teaching business as it continues to grow each month. Busy summer schedule, and would really to purchase this equipment immediately.?

My financial situation:
I am an excellent candidate for this loan because I have very good credit, have a perfectly spotless and long credit history with absolutely no delinquencies or negative records, and do not have any large debt or high personal expenses. I have maintained a perfect credit record throughout my long credit history, and I absolutely intend to keep it that way! I will absolutely pay off this loan in full and on-time!

Monthly net income: $ 6,100 - $6,400

Monthly expenses: $ 1,200 to $1,300
??Housing: $875 (rent)
??Insurance: $0 (get through company)
??Car expenses: $0 (own my car in full)
??Utilities: $85
??Phone, cable, internet: $70
??Food, entertainment: $250
??Clothing, household expenses $50 (the normal purchase here and there)
??Credit cards and other loans: $2,750 (in excellent standing)
??Other expenses: $50 to $75 (small business expenses)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 463992
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	22.56%	Starting borrower rate/APR:	23.56% / 25.85%	Starting monthly payment:	$117.01

Auction yield range:	7.98% - 22.56%	Estimated loss impact:	9.03%
Lender servicing fee:	1.00%	Estimated return:	13.53%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-2001	Debt/Income ratio:	7%
Basic (1-10):	5	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	6 / 6	Length of status:	9y 4m
Credit score:	780-799 (Jun-2010)	Total credit lines:	17	Occupation:	Other
Now delinquent:	1	Revolving credit balance:	$0	Stated income:	$25,000-$49,999
Amount delinquent:	$3,985	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	3
Screen name:	poetic-repayment	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
My personal loan for my education
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464114
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$90.47

Auction yield range:	13.98% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jan-1992	Debt/Income ratio:	20%
Basic (1-10):	7	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	11 / 11	Length of status:	6y 2m
Credit score:	600-619 (Jun-2010)	Total credit lines:	51	Occupation:	Sales - Retail
Now delinquent:	1	Revolving credit balance:	$8,798	Stated income:	$50,000-$74,999
Amount delinquent:	$1,089	Bankcard utilization:	87%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	whaizmacheddah	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	23 ( 100% )	600-619 (Latest)
Principal borrowed:	$1,000.00	< 31 days late:	0 ( 0% )	600-619 (May-2010) 620-639 (Jul-2009) 640-659 (Jul-2008)
Principal balance:	$338.51	31+ days late:	0 ( 0% )
Total payments billed:	23
Description
going on summer vacation to Disney
Purpose of loan:
This loan will be used to? pay off my other prosper loan and fund summer vacation to Orlando in August

My financial situation:
I am a good candidate for this loan because? my financial situation is great. i have close to 1000 dollars in disposable income each month now due to paying off some credit card bills.

Monthly net income: $ 3500

Monthly expenses: $ 2915
??Housing: $ 1100
??Insurance: $ 75
??Car expenses: $ 440
??Utilities: $?100
??Phone, cable, internet: $ 200
??Food, entertainment: $300
??Clothing, household expenses $ 200
??Credit cards and other loans: $500
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464264
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$24,999.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$929.05

Auction yield range:	16.98% - 19.00%	Estimated loss impact:	19.06%
Lender servicing fee:	1.00%	Estimated return:	-0.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-1990	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	3	Inquiries last 6m:	0	Employment status:	Self-employed
Enhanced (1-5):	5	Current / open credit lines:	8 / 7	Length of status:	7y 0m
Credit score:	780-799 (Jun-2010)	Total credit lines:	15	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$162	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	1%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	coumery	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	38 ( 100% )	780-799 (Latest)
Principal borrowed:	$25,000.00	< 31 days late:	0 ( 0% )	780-799 (Apr-2010) 780-799 (Apr-2007)
Principal balance:	$0.04	31+ days late:	0 ( 0% )
Total payments billed:	38
Description
My personal loan for my business
Purpose of loan: Investment in Restaurant. 25k for 1.5% of gross sales + return of principle upon sale.

My financial situation: Strong. Zero debt, income is enough to repay debt in the event the restaurant dives the next day.

I am a good candidate for this loan because I previously borrowed 25k via prosper. Re-paid entire loan, on time, never late, no excuses. Am fiscally conservative person, not reckless, never borrow more than able to repay.

Monthly net income: $ 6200

Monthly expenses: $ 2725
?Housing: $1200
?Insurance: $150
Car expenses: 200
Utilities: $100
?Phone, cable, internet: 150
?Food, entertainment: $450
?Clothing, household expenses $175
?Credit cards and other loans: $150
Other expenses: $150
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464512
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	33.28%	Starting borrower rate/APR:	34.28% / 36.72%	Starting monthly payment:	$89.66

Auction yield range:	13.98% - 33.28%	Estimated loss impact:	15.53%
Lender servicing fee:	1.00%	Estimated return:	17.75%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jan-1988	Debt/Income ratio:	21%
Basic (1-10):	6	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	8 / 6	Length of status:	10y 0m
Credit score:	660-679 (Jun-2010)	Total credit lines:	32	Occupation:	Nurse (LPN)
Now delinquent:	0	Revolving credit balance:	$1,740	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	99%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	57
Screen name:	dollar-sonnet	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
My loan for debt consolidation
Purpose of loan:
This loan will be used to? Pay off cash advance loans and another bill I have.

My financial situation:
I am a good candidate for this loan because? I work full time, often overtime and have good, steady income

Monthly net income: $ 3,700

Monthly expenses: $ 2,869
??Housing: $ 659 land contract/ 150 prop taxes
??Insurance: $ auto 175/ home 62
??Car expenses: $??car note 459/ truck note 304
? Utilities: $ elec 90/ natural gas 50
??Phone, cable, internet: $ 170
? Food, entertainment: $ 350
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 100
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464834
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,500.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	23.56%	Starting borrower rate/APR:	24.56% / 26.86%	Starting monthly payment:	$335.98

Auction yield range:	7.98% - 23.56%	Estimated loss impact:	9.06%
Lender servicing fee:	1.00%	Estimated return:	14.50%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Feb-1975	Debt/Income ratio:	93%
Basic (1-10):	5	Inquiries last 6m:	3	Employment status:	Full-time employee
Enhanced (1-5):	1	Current / open credit lines:	29 / 28	Length of status:	0y 4m
Credit score:	780-799 (Jun-2010)	Total credit lines:	96	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$67,692	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	76%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	ponchita	Borrower's state:	Arizona	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	1 ( 100% )	780-799 (Latest)
Principal borrowed:	$5,000.00	< 31 days late:	0 ( 0% )	780-799 (May-2010) 780-799 (Mar-2010) 780-799 (Feb-2010) 780-799 (Nov-2009)
Principal balance:	$0.00	31+ days late:	0 ( 0% )
Total payments billed:	1
Description
Credit Card Relief
Purpose of loan:
I am resubmitting this loan as it did not fund.? I am not sure why but I would really like to see this funded.? If lenders have any questions please ask.
I would like to consolidate my credit card debt into one monthly payment.?? This would be much easier and cheaper each month.

My financial situation:
Monthly Income???????????????????????????? $2800
Monthly Credit Card Payments??????? ?? 650
Utilities?????????????????????????????????????????? ??300
Car Expense???????????????????????????????????? 150
Phone, Cable, etc????????????????????????????? 180
Insurance????????????????????????? ??????????????? 100
Food & Clothing???????????????????????????????? 400
Savings???????????????????????????????????????????? 200
Total???????????????????????????????????????????? $?1980??????????????????????????????????

I have an excellent payment history and would not have a problem repaying this loan.? I am employed and have a steady income.? I appreciate the lenders'????
response.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464846
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,650.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.33%	Starting borrower rate/APR:	9.33% / 11.43%	Starting monthly payment:	$84.68

Auction yield range:	3.98% - 8.33%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.21%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-2007	Debt/Income ratio:	15%
Basic (1-10):	9	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	5 / 5	Length of status:	3y 0m
Credit score:	720-739 (Jul-2010)	Total credit lines:	5	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$2,017	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	19%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	the-pious-fund	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off credit cards
Purpose of loan:
This loan will be used to pay off my credit card and the additional money will be used as part payment for a new mattress

My financial situation:
I am a good candidate for this loan because? I have?several cd/saving accounts which are yet to mature, so I tap into these to payoff the requested loan if an emergency arises.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464852
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	14.00%	Starting borrower rate/APR:	15.00% / 17.17%	Starting monthly payment:	$173.33

Auction yield range:	7.98% - 14.00%	Estimated loss impact:	8.31%
Lender servicing fee:	1.00%	Estimated return:	5.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Feb-2003	Debt/Income ratio:	9%
Basic (1-10):	8	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	3 / 2	Length of status:	2y 4m
Credit score:	720-739 (Jul-2010)	Total credit lines:	10	Occupation:	Executive
Now delinquent:	0	Revolving credit balance:	$2	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	4
Screen name:	wonderful-balance9	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	7 ( 100% )	720-739 (Latest)
Principal borrowed:	$2,000.00	< 31 days late:	0 ( 0% )	640-659 (Oct-2009) 640-659 (Sep-2009)
Principal balance:	$0.00	31+ days late:	0 ( 0% )
Total payments billed:	7
Description
Debt Payoff & Engagement Ring
Purpose of loan:
This loan will be used to consolidate Debt and help finance an engagement ring

My financial situation:
I am a good candidate for this loan because I pay all my bills on time and I have already paid off a prosper loan and I have improved my credit score more than 60 points?since my last loan?

Monthly net income: $ 2700

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464866
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$113.09

Auction yield range:	16.98% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Apr-1992	Debt/Income ratio:	43%
Basic (1-10):	5	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	21 / 17	Length of status:	20y 5m
Credit score:	640-659 (Jul-2010)	Total credit lines:	36	Occupation:	Nurse (RN)
Now delinquent:	0	Revolving credit balance:	$27,075	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	95%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	sweet-cash6	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off credit cards
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $ 3800

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464876
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$158.33

Auction yield range:	16.98% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-1998	Debt/Income ratio:	23%
Basic (1-10):	4	Inquiries last 6m:	3	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	8 / 4	Length of status:	2y 2m
Credit score:	700-719 (Jul-2010)	Total credit lines:	32	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$1,718	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 1	Homeownership:	Yes
Delinquencies in last 7y:	1
Screen name:	vivid-greenback3	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidating my debt
Purpose of loan:
This loan will be used to pay off debt and to consolidate into one single payment

My financial situation:
I am a good candidate for this loan because I have a stable job that will allow me to make monthly payments on time.

Monthly net income: $ 3,030

Monthly expenses: $
??Housing: $ 1348
??Insurance: $ 65
??Car expenses: $ 450
??Utilities: $ 0
??Phone, cable, internet: $ 0
??Food, entertainment: $ 150
??Clothing, household expenses $ 120
??Credit cards and other loans: $ 150
??Other expenses: $ 2283
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464882
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	21.55%	Starting borrower rate/APR:	22.55% / 24.82%	Starting monthly payment:	$115.43

Auction yield range:	7.98% - 21.55%	Estimated loss impact:	8.51%
Lender servicing fee:	1.00%	Estimated return:	13.04%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-1986	Debt/Income ratio:	8%
Basic (1-10):	8	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	5 / 4	Length of status:	17y 1m
Credit score:	700-719 (Jul-2010)	Total credit lines:	24	Occupation:	Engineer - Mechanic...
Now delinquent:	0	Revolving credit balance:	$3,438	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	76%
Public records last 12m / 10y:	0/ 1	Homeownership:	Yes
Delinquencies in last 7y:	7
Screen name:	kingdom7	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
consolidating debt
Purpose of loan:
This loan will be used to? consolidate some debt into one payment????

My financial situation:
I am a good candidate for this loan because? i only need the advance for a short time and expect to pay this loan off early

Monthly net income: $ 5080.00

Monthly expenses: $
??Housing: $ 2400.00
??Insurance: $ 123.00
??Car expenses: $ 235.00
??Utilities: $ 393.00
??Phone, cable, internet: $ 155.00
??Food, entertainment: $ 750.00
??Clothing, household expenses $
??Credit cards and other loans: $ 100.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464888
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	16.98% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-2008	Debt/Income ratio:	20%
Basic (1-10):	5	Inquiries last 6m:	0	Employment status:	Part-time employee
Enhanced (1-5):	3	Current / open credit lines:	3 / 3	Length of status:	4y 8m
Credit score:	680-699 (Jul-2010)	Total credit lines:	5	Occupation:	Food Service
Now delinquent:	1	Revolving credit balance:	$656	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	65%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	a-benjamins-ambrosia	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
I'm buying a new car.
Purpose of loan:
Buying a new car.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464890
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$13,197.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	3.00%	Starting borrower rate/APR:	4.00% / 4.33%	Starting monthly payment:	$389.63

Auction yield range:	2.98% - 3.00%	Estimated loss impact:	1.49%
Lender servicing fee:	1.00%	Estimated return:	1.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Apr-1996	Debt/Income ratio:	22%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	6 / 6	Length of status:	1y 3m
Credit score:	800-819 (Jul-2010)	Total credit lines:	23	Occupation:	Computer Programmer
Now delinquent:	0	Revolving credit balance:	$16,780	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	31%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	wise-noble-loyalty	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off credit cards faster
Purpose of loan:
This loan will be used to pay off my higher interest credit cards.

My financial situation:
I am a good candidate for this loan because I have a great salary and I have no dependents. So all of my income is basically available for my sole use. I also own a home which I have rented out and getting rental income from. So financially, I'm very strong. I only need this loan so I can pay off my credit cards quickly as they have higher interest rates that I do not wish to pay.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464894
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.33%	Starting borrower rate/APR:	9.33% / 11.43%	Starting monthly payment:	$63.91

Auction yield range:	3.98% - 8.33%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.21%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-2005	Debt/Income ratio:	23%
Basic (1-10):	9	Inquiries last 6m:	3	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	10 / 8	Length of status:	3y 2m
Credit score:	740-759 (Jul-2010)	Total credit lines:	14	Occupation:	Pilot - Private/Com...
Now delinquent:	0	Revolving credit balance:	$4,547	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	24%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	Schu	Borrower's state:	Minnesota	Borrower's group:	-------ous
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	27 ( 100% )	740-759 (Latest)
Principal borrowed:	$1,000.00	< 31 days late:	0 ( 0% )	660-679 (Feb-2008)
Principal balance:	$280.26	31+ days late:	0 ( 0% )
Total payments billed:	27
Description
Re-investing in Prosper! Part II
Purpose of loan
After borrowing $1000 from Prosper and reinvesting, I would like to keep going and borrow $2000
My financial situation:

I believe that this is a safe investment. I have never missed a payment from Prosper, and I have a steady job with? good credit history.

Monthly net income:?????????????? $?2500

Monthly expenses: $
??Housing:?????????????????????????????????$?440
??Insurance:???????????????????????????????$ 150
??Car expenses:???????????????????????? $?235
??Utilities: $???paid by landlord
??Phone, cable, internet:?????????????$ 200
??Food, entertainment:??????????? ?? $??400
??Clothing, household expenses $? 100
??Credit cards and other loans:?? $??150
??Other expenses:???????????????????? $??300??????
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464908
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$185.82

Auction yield range:	16.98% - 19.00%	Estimated loss impact:	19.06%
Lender servicing fee:	1.00%	Estimated return:	-0.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-2000	Debt/Income ratio:	137%
Basic (1-10):	4	Inquiries last 6m:	0	Employment status:	Part-time employee
Enhanced (1-5):	3	Current / open credit lines:	8 / 4	Length of status:	0y 10m
Credit score:	680-699 (Jun-2010)	Total credit lines:	30	Occupation:	Sales - Commission
Now delinquent:	1	Revolving credit balance:	$5,322	Stated income:	$1-$24,999
Amount delinquent:	$110	Bankcard utilization:	66%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	4
Screen name:	commitment-supernova	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Getting back to square one
Purpose of loan:
This loan will be used to pay of some of our past due credit cards and bills.

My financial situation:
We have had our troubled time and know that we need to get back to a good start. We are now aware of our financial situation and want to make it better. My husband has a new job, and I am in the process of going back to work after having our children. I am a mother of 2 and just want to give my children the opportunities that I know I won't be able to if I don't fix my financial situation. We are doing everything we can to lower our expenses on a monthly basis. We are moving in with family to lower our mortgage and expenses. We are doing what we can but just need a little help to get back on our feet.

Monthly net income: $3000

Monthly expenses: $2700
??Housing: $ 600
??Insurance: $
??Car expenses: $0
??Utilities: $200
??Phone, cable, internet: $75
??Food, entertainment: $ 300
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 800
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464912
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 39.15%	Starting monthly payment:	$45.24

Auction yield range:	16.98% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-2004	Debt/Income ratio:	20%
Basic (1-10):	5	Inquiries last 6m:	4	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	10 / 7	Length of status:	2y 5m
Credit score:	660-679 (Jul-2010)	Total credit lines:	19	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$2,946	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	100%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	pure-payment195	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off a high interest loan
The loan is needed for a payoff of funds that were borrowed for an emergency. This loan will be used to pay off that high interest. My financial situation is stable. I am a good candidate for this loan because I always pay on time and have no delinquent accounts and try to pay off all small loans first. Got two kids that I need to provide for and this loan will be a cushion should another emergency occur. Single mom who commutes 140 miles to work 5 days a week to make sure I can provide for my kids. This loan would ne a great help to replace the funds for my mortgage that was used to pay the baby sitter because child support order was sent to the wrong employer and have to wait until month end for my first payment

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464914
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	6.49%	Starting borrower rate/APR:	7.49% / 9.57%	Starting monthly payment:	$77.75

Auction yield range:	3.98% - 6.49%	Estimated loss impact:	2.11%
Lender servicing fee:	1.00%	Estimated return:	4.38%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jan-1996	Debt/Income ratio:	9%
Basic (1-10):	9	Inquiries last 6m:	4	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	16 / 14	Length of status:	6y 8m
Credit score:	780-799 (Jun-2010)	Total credit lines:	34	Occupation:	Engineer - Electric...
Now delinquent:	0	Revolving credit balance:	$18,720	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	24%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	skillful-affluence6	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Free me of BoA!!!
Purpose of loan:
This loan will be used to free me of my Bank of America credit card??that is at a high interest rate. They suck! :-) Well... I have my mortgage through them too so they don't suck so much. :-)

My financial situation:
I am a good candidate for this loan because I believe in paying my bills on time. It's?only fair.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464918
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	7.0%

Starting lender yield:	21.55%	Starting borrower rate/APR:	22.55% / 24.82%	Starting monthly payment:	$192.38

Auction yield range:	7.98% - 21.55%	Estimated loss impact:	7.51%
Lender servicing fee:	1.00%	Estimated return:	14.04%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-1996	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	6	Inquiries last 6m:	0	Employment status:	Self-employed
Enhanced (1-5):	5	Current / open credit lines:	6 / 3	Length of status:	0y 9m
Credit score:	760-779 (Jul-2010)	Total credit lines:	23	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$280	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	restless-dime1	Borrower's state:	Alabama	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Obtaining my 2nd Bachelors degree.
Purpose of loan:
This loan will be used to pay for expenses as I go back to school to get my creative writing degree. I already have my Bachelors degree in psychology, but it has always been my dream to get involved with creative writing. This loan will help me not only to meet my financial obligations as a student, but also to help me realize a life long dream as I work towards my second Bachelors degree.

My financial situation:
I am a good candidate for this loan because I am a very responsible person. As you can tell from my credit profile, I always pay my bills on time. Although I am self employed, I work very hard at 2 or 3 different jobs at any given time. Being self employed can be tough to some people, but I have the drive and self discipline to reach for the goals I set for myself, and to continue to motivate myself each month to become better at what I do.

Monthly net income: $2,100

Monthly expenses: $1,355
??Housing: $375
??Insurance: $60
??Car expenses: $0 (car is paid for)
??Utilities: $200
??Phone, cable, internet: $90
??Food, entertainment: $400
??Clothing, household expenses $100
??Credit cards and other loans: $130 (current student loans)
??Other expenses: $

After subtracting out my monthly expenses, this leaves an excess of $745, which is more than enough to cover the payment for this loan.

As you can see from my credit profile, I am a very responsible person when it comes to my finances. I take my financial obligations very seriously, and am wanting to obtain another Bachelors degree to even further enhance my financial future. I do want to take the time to personally thank each of you who review my listing, and give a special thanks to those of you who decide to help me realize my dream.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464924
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	16.98% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-1992	Debt/Income ratio:	17%
Basic (1-10):	5	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	5 / 4	Length of status:	13y 6m
Credit score:	680-699 (Jul-2010)	Total credit lines:	40	Occupation:	Social Worker
Now delinquent:	0	Revolving credit balance:	$1,424	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	94%
Public records last 12m / 10y:	0/ 1	Homeownership:	No
Delinquencies in last 7y:	6
Screen name:	p2ploan-celebration8	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidate debt and car repairs
Purpose of loan:
This loan will be used to? consolidate bills and needed car repairs
My financial situation:
I am a good candidate for this loan because? I have always been a very financially responsible person.? My credit score always averaged around 800.? Due to a divorce I was?left with no choice but to file bankrupcy. It was the most difficult decision I have ever had to make due?to my history of always paying my bills.?
Monthly net income: $ 3742

Monthly expenses: $
??Housing: $ 750
??Insurance: $ 106
??Car expenses: $ 355
??Utilities: $ 150
??Phone, cable, internet: $ 125
??Food, entertainment: $ 250
??Clothing, household expenses $ 100?
??Credit cards and other loans: $ 200
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464936
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$557.45

Auction yield range:	16.98% - 19.00%	Estimated loss impact:	19.06%
Lender servicing fee:	1.00%	Estimated return:	-0.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-1989	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	4	Inquiries last 6m:	0	Employment status:	Self-employed
Enhanced (1-5):	5	Current / open credit lines:	15 / 12	Length of status:	3y 3m
Credit score:	720-739 (Jul-2010)	Total credit lines:	30	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$22,163	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	82%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	understanding-cash	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off Divorce
Purpose of loan:
This loan will be used to pay off an old debt consolidation loan that is in my and my exwife's name. I was divorced several years ago and want to sever this connection with my ex. I would like to obtain a new loan in my name only to payoff our old joint loan which i am currently paying for solely.

My financial situation:
I am a good candidate for this loan because?I have had a contract position since april of 2007 with a large corporation, the contract is renewed each year at an increased rate. I am in IT and make very good money and?am very marketable. I believe I have strong job security.

Monthly net income: $ 6000

Monthly expenses: $ 3900
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464942
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	27.00%	Starting borrower rate/APR:	28.00% / 30.35%	Starting monthly payment:	$289.55

Auction yield range:	16.98% - 27.00%	Estimated loss impact:	19.57%
Lender servicing fee:	1.00%	Estimated return:	7.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-1984	Debt/Income ratio:	17%
Basic (1-10):	4	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	7 / 7	Occupation:	Teacher
Credit score:	660-679 (Jul-2010)	Total credit lines:	30	Stated income:	$75,000-$99,999
Now delinquent:	1	Revolving credit balance:	$11,255
Amount delinquent:	$28	Bankcard utilization:	91%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	6
Screen name:	economy-crusader	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Lower payments
Purpose of loan:
This loan will be used to? pay of credit cards to reallocate money to settling my father's estate.

My financial situation:
I am a good candidate for this loan because? I have a steady job and can make steady payments.? The payments to this loan will replace my credit card payments.?? Once the estate is settled, I can make higher monthly payments.

Monthly net income: $ 3600

Monthly expenses: $
??Housing: $ 700
??Insurance: $ 400
??Car expenses: $ 450
??Utilities: $ 300
??Phone, cable, internet: $ 170
??Food, entertainment: $ 400
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 750
??Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464950
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.25%	Starting borrower rate/APR:	27.25% / 29.59%	Starting monthly payment:	$204.80

Auction yield range:	10.98% - 26.25%	Estimated loss impact:	10.65%
Lender servicing fee:	1.00%	Estimated return:	15.60%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-2006	Debt/Income ratio:	15%
Basic (1-10):	8	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	10 / 8	Length of status:	6y 0m
Credit score:	660-679 (Jul-2010)	Total credit lines:	22	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$7,108	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	68%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	Texasresident	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	44 ( 100% )	660-679 (Latest)
Principal borrowed:	$9,500.00	< 31 days late:	0 ( 0% )	640-659 (Aug-2009) 660-679 (Jul-2009) 600-619 (Sep-2008) 620-639 (Aug-2008)
Principal balance:	$4,250.35	31+ days late:	0 ( 0% )
Total payments billed:	44
Description
Daughter Tuition Balance & Computer
Purpose of loan:
This loan will be used to finance the balance of this years tuition, buy a computer and school uniforms.

My financial situation:
I am a good candidate for this loan because I am current in all of my loans. My credit score is low because I have been in the US only 4 years and I am not in pro of Credit Cards (I have few with low balances - when used this impact my credit rate, but my debt is not that high).

Monthly net income: $ Approximately $8000

Monthly expenses: $
??Housing: $ 2600
??Insurance: $ 200
??Car expenses: $ 500?
??Utilities: $?300
??Phone, cable, internet: $ 150?
??Food, entertainment: $ 400
??Clothing, household expenses $ 300?
??Credit cards and other loans: $ 1000
??Other expenses: $ 600
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464956
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.2%

Starting lender yield:	20.53%	Starting borrower rate/APR:	21.53% / 23.79%	Starting monthly payment:	$758.95

Auction yield range:	7.98% - 20.53%	Estimated loss impact:	6.68%
Lender servicing fee:	1.00%	Estimated return:	13.85%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jan-1996	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	4	Inquiries last 6m:	1	Employment status:	Self-employed
Enhanced (1-5):	5	Current / open credit lines:	8 / 8	Length of status:	7y 3m
Credit score:	820-839 (Jul-2010)	Total credit lines:	16	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$14,249	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	33%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	benefit-escalator5	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
business loan
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because I will pay it back rain or shine.

Monthly net income: $4,000

Monthly expenses: $2,800
??Housing: $1,000
??Insurance: $150
??Car expenses: $150
??Utilities: $300
??Phone, cable, internet: $100
??Food, entertainment: $300
??Clothing, household expenses $200
??Credit cards and other loans: $500
??Other expenses: $100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464960
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	10.98%	Starting borrower rate/APR:	11.98% / 14.11%	Starting monthly payment:	$332.05

Auction yield range:	10.98% - 10.98%	Estimated loss impact:	10.23%
Lender servicing fee:	1.00%	Estimated return:	0.75%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-1997	Debt/Income ratio:	27%
Basic (1-10):	7	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	12 / 9	Length of status:	5y 6m
Credit score:	720-739 (Jul-2010)	Total credit lines:	22	Occupation:	Retail Management
Now delinquent:	0	Revolving credit balance:	$63,578	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	79%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	vigorous-point4	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to pay off part of my credit cards

My financial situation:
I am a good candidate for this loan because?I have?that amount as back up in my savings, I?would like to keep my savings and pay a lower rate in my?credit card loans.??

Monthly net income: $ 5000 household income

Monthly expenses: $
??Housing: $ 1700????
??Insurance: $ 150
??Car expenses: $?580
??Utilities: $ 150????
??Phone, cable, internet: $ 80
??Food, entertainment: $ 500
??Clothing, household expenses $ 150
??Credit cards and other loans: $?500
??Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464966
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.2%

Starting lender yield:	14.00%	Starting borrower rate/APR:	15.00% / 17.17%	Starting monthly payment:	$346.65

Auction yield range:	7.98% - 14.00%	Estimated loss impact:	6.51%
Lender servicing fee:	1.00%	Estimated return:	7.49%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-1995	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	5	Inquiries last 6m:	2	Employment status:	Self-employed
Enhanced (1-5):	3	Current / open credit lines:	14 / 13	Length of status:	14y 6m
Credit score:	800-819 (Jul-2010)	Total credit lines:	32	Occupation:	Accountant/CPA
Now delinquent:	0	Revolving credit balance:	$61	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	mpommer	Borrower's state:	Nebraska	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	60 ( 100% )	800-819 (Latest)
Principal borrowed:	$10,000.00	< 31 days late:	0 ( 0% )	700-719 (Jun-2008) 660-679 (Dec-2007) 700-719 (May-2007)
Principal balance:	$2,050.85	31+ days late:	0 ( 0% )
Total payments billed:	60
Description
Fixing up our home
Purpose of loan:
This loan will be used to take care of some structural issues for our home.

My financial situation:
I am a good candidate for this loan because of my excellent payment history in the past and good current and future income potential?

Monthly net income: $ 8,500

Monthly expenses: $
??Housing: $ 750
??Insurance: $ 1,500
??Car expenses: $ 1,000
??Utilities: $ 300
??Phone, cable, internet: $?100
??Food, entertainment: $ 200
??Clothing, household expenses $ 400
??Credit cards and other loans: $?1,000
??Other expenses: $ 500
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464972
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	6.10%	Starting borrower rate/APR:	7.10% / 7.44%	Starting monthly payment:	$123.69

Auction yield range:	2.98% - 6.10%	Estimated loss impact:	0.60%
Lender servicing fee:	1.00%	Estimated return:	5.50%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-1992	Debt/Income ratio:	18%
Basic (1-10):	10	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	10 / 10	Length of status:	5y 6m
Credit score:	760-779 (Jul-2010)	Total credit lines:	23	Occupation:	Teacher
Now delinquent:	0	Revolving credit balance:	$22,441	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	42%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	Noclafm	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	25 ( 93% )	760-779 (Latest)
Principal borrowed:	$3,600.00	< 31 days late:	2 ( 7% )	720-739 (Mar-2008)
Principal balance:	$989.22	31+ days late:	0 ( 0% )
Total payments billed:	27
Description
Paying off home improvement expense
Purpose of loan:
This loan will be used to pay off a credit card with a relatively high interest rate.? The majority of those purchases were towards renovating my new home, for items such as ceiling fans & insulation.? It's amazing the things a house built in 1908 just doesn't have!

My financial situation:
I am a good candidate for this loan because I have had the same job for over five years, and have proven I can pay a Prosper Loan over time.? My current loan has 9 payments left on it.? The two instances of late payments on my current loan were due to an odd situation at my bank, where the bank declined the transfer even though there were funds in the account.? This has been dealt with at this point, and shouldn't be an issue further out.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464980
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	25.25%	Starting borrower rate/APR:	26.25% / 28.57%	Starting monthly payment:	$101.06

Auction yield range:	10.98% - 25.25%	Estimated loss impact:	10.62%
Lender servicing fee:	1.00%	Estimated return:	14.63%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-1993	Debt/Income ratio:	18%
Basic (1-10):	7	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	5 / 4	Length of status:	2y 9m
Credit score:	700-719 (Jul-2010)	Total credit lines:	6	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$2,148	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	62%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	28
Screen name:	worldly-basis8	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Auto Repair
Purpose of loan:
This loan will be used to do help pay for repairs on my 2002 Ford Explorer.? This automobile has over 206000 miles on it and the transmission is going out on it,? This is my only means of transportation to get back and forth to work on a daily basis.? I currently owe $3400 on the current loan for this automobile.? At this time I wouldn't want to try to purchase a newer vehicle at this time and getting the repairs done will ensure that my current automobile will be road worthy for at least the next 2 or 3 years.

My financial situation:
I am a good candidate for this loan because I will make sure that the loan will be paid off on time or sooner

Monthly net income: $ 3540

Monthly expenses: $ 2320
??Housing: $ 500????????
??Insurance: $ 170????
??Car expenses: $ 100
??Utilities: $ 210
??Phone, cable, internet: $ 310
??Food, entertainment: $?200
??Clothing, household expenses $ 100
??Credit cards and other loans: $?680
??Other expenses: $ 50
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464984
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$90.47

Auction yield range:	16.98% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-1995	Debt/Income ratio:	81%
Basic (1-10):	5	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	1	Current / open credit lines:	22 / 19	Length of status:	12y 10m
Credit score:	640-659 (Jul-2010)	Total credit lines:	34	Occupation:	Other
Now delinquent:	1	Revolving credit balance:	$27,389	Stated income:	$25,000-$49,999
Amount delinquent:	$35	Bankcard utilization:	96%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	lovebug2	Borrower's state:	Oregon	Borrower's group:	BORROWERS - Free instant Listings - LARGEST GROUP
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	26 ( 100% )	640-659 (Latest)
Principal borrowed:	$1,200.00	< 31 days late:	0 ( 0% )	600-619 (Mar-2008) 620-639 (Feb-2008) 620-639 (Jan-2008)
Principal balance:	$397.71	31+ days late:	0 ( 0% )
Total payments billed:	26
Description
pay off some small credit cards
Purpose of loan:
This loan will be used to?
pay off some small credit cards.
My financial situation:
I am a good candidate for this loan because? I pay my bills on time and it can be directly taken out of my checking account.

Monthly net income: $ 1840.00

Monthly expenses: $
??Housing: $280
??Insurance: $ 85
??Car expenses: $310
??Utilities: $60
??Phone, cable, internet: $65
??Food, entertainment: $100
??Clothing, household expenses $25
??Credit cards and other loans: $ 450
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464990
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$294.03

Auction yield range:	16.98% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-2000	Debt/Income ratio:	38%
Basic (1-10):	3	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	15 / 9	Length of status:	0y 10m
Credit score:	620-639 (Jun-2010)	Total credit lines:	37	Occupation:	Teacher
Now delinquent:	0	Revolving credit balance:	$2,573	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	94%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	ahovaki	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	27 ( 100% )	620-639 (Latest)
Principal borrowed:	$8,000.00	< 31 days late:	0 ( 0% )	660-679 (May-2010) 640-659 (Apr-2010) 600-619 (Feb-2008) 580-599 (Jan-2008)
Principal balance:	$2,362.89	31+ days late:	0 ( 0% )
Total payments billed:	27
Description
2nd Prosper Loan - Want Out of Debt
PURPOSE OF LOAN: Consolidation of credit card debt. I want to use this loan to pay off my current credit card debt and pay on only my
Prosper Loans. My plan is to rebuild my credit, credit score, and eliminate my credit card debt so that I can start saving for my future.

My financial situation:
In April of 2009, I lost my job working in recruiting at a Chicago law firm.? Due to my unemployment, I had to rely on credit to help support myself.? In September 2009, I was hired as a math teacher at a Chicago
School.? So I am currently employed, teaching high school students.? My position is stable and I am more than excited to be putting my degree to use!? I graduated in 2006 from Loyola University Chicago with degrees in Secondary Education and Math Ed.?I am asking for this loan in order to pay off all of my credit card debt which I have
accumulated.

This will be my second Prosper loan. My first being paid off by March 2011. Check out my payment history....it's good :)

My long term goal is to be able to start saving my money and plan for the future, like buying my own condo.

If this Prosper loan is funded, my monthly expenses will be reduced by $300 (this coming from the $400 monthly Prosper payments vs. $700 credit card payments). Also, by early next year, my first Prosper loan will be paid off. This will add to my potential savings.
Please help make this happen!!

Thank you for your time and consideration :)

FINANCES:
Monthly income (after taxes): approx. $3,000
Monthly expenses: approx $ 2,800
Housing: $800
Prosper Loan: $280
Utilities: $ 100
Phone, cable, internet: $ 150
Food, entertainment: $ 500
Clothing, household expenses $ 300
Current credit cards: $ 700

I WILL ENROLL IN AUTO PAYMENT AS SOON AS MY ACCOUNT IS VERIFIED BY PROSPER!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464996
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$90.47

Auction yield range:	16.98% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-2003	Debt/Income ratio:	Not calculated
Basic (1-10):	4	Inquiries last 6m:	7	Employment status:	Not employed
Enhanced (1-5):	3	Current / open credit lines:	4 / 4	Length of status:	0y 3m
Credit score:	680-699 (Jul-2010)	Total credit lines:	7	Stated income:	Not employed
Now delinquent:	0	Revolving credit balance:	$395
Amount delinquent:	$0	Bankcard utilization:	4%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	dollar-burst5	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Student Expences Extra College UW
Im an student who attends University Of Wisconsin who needs for extra expensive non costs. Living is very expensive so trying to see if anyone wishes to help student out like myself . Days are very tough on hand. Thank You
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 465004
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$113.09

Auction yield range:	10.98% - 34.00%	Estimated loss impact:	10.87%
Lender servicing fee:	1.00%	Estimated return:	23.13%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Feb-1986	Debt/Income ratio:	Not calculated
Basic (1-10):	8	Inquiries last 6m:	0	Employment status:	Not employed
Enhanced (1-5):	3	Current / open credit lines:	18 / 16	Length of status:	15y 1m
Credit score:	640-659 (Jun-2010)	Total credit lines:	31	Stated income:	Not employed
Now delinquent:	0	Revolving credit balance:	$106,571
Amount delinquent:	$0	Bankcard utilization:	96%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	aggresive-funds4	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
FLOOD DAMAGE
This is our 3RD PROSPER LOAN !!!!!

THIS LOAN WILL BE SET UP WITH AUTOPAY JUST LIKE THE PAST LOANS.??

I PLAN ON REPAYING THIS LOAN IN FULL BY JAN 2011?

I AM NOT SURE WHY MY PROSPER RATING IS D ----
CREDIT SCORE/OUTSTANDING DEBT ARE INCORRECT

I AM A GOOD CREDIT RISK.....My current Experian score is 714

Last month I just got a car lease in my name on a new car (when my old lease matured) with Honda Financial at a preferred rate.? I think prosper is picking up several credit lines that are in my spouses name since I don't have my own income (and my spouse?s credit?score is in the 650 range)??

Purpose of loan:
Pay off deferred interest purchases before large accrued interest charges are assessed.

My financial situation:
I have no late or missed payments on my credit.? I have been a homeowner since 1994.? We are currently in our 3rd home; previous 2 mortgages were paid off.? I have been a homemaker since our 1st child was born in 1996.? I am fortunate that I have been able to stay home and raise our children, since my spouse of 19 years has always had a good income (2009 was $260,000 and? this year will be approx. $300,000) and has been in the same position for 17 years.? With his position, he gets large bonuses early in the year ($75,000 is already earned and due in Jan. 2011) which will give us the cash to pay off this loan.? ? This year we have had a lot of unexpected expenses.? In April, we had a flood in our basement from the outside which caused significant damage and none of the cost to remove water or replace carpeting ($10,000+) is covered by insurance.? This temporarily hurt our cash flow and depleted savings.

Monthly household net income after taxes: $12,500-$15,000

Monthly expenses
Housing (mortgage/ property taxes): $3,850 ??Insurance (auto and homeowners): $250 ??Car leases: $599 and $664 ??Utilities: $450 ??Phone, cable, internet: $350 ??Food, entertainment: $400 ??Clothing, gas, groceries, household expenses $1,500 ??Credit cards and other loans: $2,000 ? Medical expenses $400 ? Misc exp $200 ? 401k Contribution $833 ? Donations (religious and charities) $500
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 465008
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	18.90%	Starting borrower rate/APR:	19.90% / 22.14%	Starting monthly payment:	$111.34

Auction yield range:	7.98% - 18.90%	Estimated loss impact:	6.94%
Lender servicing fee:	1.00%	Estimated return:	11.96%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Apr-1987	Debt/Income ratio:	15%
Basic (1-10):	9	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	13 / 11	Length of status:	2y 9m
Credit score:	660-679 (Jul-2010)	Total credit lines:	31	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$30,528	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	94%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	reward-gatherer	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Wedding in 4 weeks
Purpose of loan:
This loan will be used to finish paying for my wedding and honeymoon. I am working an additional job till 4AM almost every morning to pay for this wedding. I am doing it on my own but falling a little short.

My financial situation:
I am a good candidate for this loan because I always pay for my bills on time and very trustworthy.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 465010
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	17.00%	Starting borrower rate/APR:	18.00% / 20.21%	Starting monthly payment:	$90.38

Auction yield range:	3.98% - 17.00%	Estimated loss impact:	2.17%
Lender servicing fee:	1.00%	Estimated return:	14.83%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-1994	Debt/Income ratio:	16%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	7 / 7	Length of status:	9y 10m
Credit score:	700-719 (Jul-2010)	Total credit lines:	30	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$11,334	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	96%
Public records last 12m / 10y:	0/ 1	Homeownership:	Yes
Delinquencies in last 7y:	3
Screen name:	Bluelaker1	Borrower's state:	Connecticut	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	26 ( 93% )	700-719 (Latest)
Principal borrowed:	$8,500.00	< 31 days late:	2 ( 7% )	720-739 (Dec-2009) 680-699 (Nov-2007) 740-759 (Dec-2006)
Principal balance:	$2,996.25	31+ days late:	0 ( 0% )
Total payments billed:	28
Description
One card at a time with Prosper
Purpose of loan:
This loan will be used to?

Pay off a credit card.

My financial situation:
I am a good candidate for this loan because?

I am ready to get out of debt with Prosper's help one card at a time.? I have a five year plan - once a Prosper loan is paid, I would like to start another one (with lower rates).? Paying Prosper lenders and sticking to my plan.....? This particular loan should be paid within 18-24 months.? Thanks a lot for your interest.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 465014
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$248.80

Auction yield range:	16.98% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Apr-1999	Debt/Income ratio:	41%
Basic (1-10):	4	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	12 / 11	Length of status:	8y 4m
Credit score:	640-659 (Jul-2010)	Total credit lines:	35	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$3,539	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	92%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	14
Screen name:	zippy-gold3	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off my credit cards
Purpose of loan:
This loan will be used to? to pay off credit cards

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $ 512.00
??Insurance: $78.00
??Car expenses: $ 324.47
??Utilities: $ 40.00-100.00
??Phone, cable, internet: $ 102.00
??Food, entertainment: $ 50.00
??Clothing, household expenses $?
??Credit cards and other loans: $ 250.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 465016
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	17.00%	Starting borrower rate/APR:	18.00% / 20.21%	Starting monthly payment:	$903.81

Auction yield range:	16.98% - 17.00%	Estimated loss impact:	25.94%
Lender servicing fee:	1.00%	Estimated return:	-8.94%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-1994	Debt/Income ratio:	Not calculated
Basic (1-10):	2	Inquiries last 6m:	0	Employment status:	Part-time employee
Enhanced (1-5):	5	Current / open credit lines:	7 / 5	Length of status:	8y 1m
Credit score:	680-699 (Jul-2010)	Total credit lines:	31	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$1,778	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	44%
Public records last 12m / 10y:	0/ 1	Homeownership:	Yes
Delinquencies in last 7y:	5
Screen name:	keen-credit035	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidating for one payment
Purpose of loan:
This loan will be used to consolidate a number of?accounts in to one monthly payment. With the?the offset of money I can put aside or add to the payment when I want to.?

My financial situation:
I am a good candidate for this loan because I am consistently paying down my debt and I have not applied for any credit other than this loan. I?do not intend to apply for any credit in the future.?I have been paying cash for over?three years and do not have credit cards.?

Monthly net income: $ 3200

Monthly expenses: $
??Housing: $ live?with parents
??Insurance: $ 750.00
??Car expenses: $ 355.00
??Utilities: $?0
??Phone, cable, internet: $ 175.00
??Food, entertainment: $ 400.00
??Clothing, household expenses $ 100
??Credit cards and other loans: $?950.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 465020
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$361.89

Auction yield range:	16.98% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-1991	Debt/Income ratio:	29%
Basic (1-10):	5	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	11 / 10	Length of status:	6y 1m
Credit score:	680-699 (Jul-2010)	Total credit lines:	27	Occupation:	Computer Programmer
Now delinquent:	0	Revolving credit balance:	$53,187	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	100%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	squeakersdaddy	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Need to Pay off 401K Loan
Purpose of loan:
This loan will be used to? pay off the 8K remaining on my 401K loan. I will then be able to obtain another loan from the 34K that's in my company's 401K at about a 6% rate. I will pay off the prosper loan at that time if it's at too high a rate, and I will also be able to make a huge headway on the 29% rate on my credit cards. I would rather pay individuals (or myself) a reasonable interest rate than 29% to a large corporation. I know that interest rates for savings is ridiculously low.

My financial situation:
I am a good candidate for this loan because? I have never defaulted on any loan and I pay on time. I have a house with some equity and a 401K. I have two good vehicles -- one is paid off and the other has 13K left to go (an '07 Toyota minivan). I own a house which I bought as a foreclosure in a nice neighborhood in late 2008, and its value is holding well here in the D.C. area. My credit rating is very important to me and I would very much like to get my balances down on my current credit cards in order to make some headway in that regard. I am frustrated at the high rates I'm being charged, and I can't acquire a loan at a better rate because I've been treading water to pay these rates at 29%. I realized last year that I was putting too much into my 401K and I should have been using that money to pay down debt. I initially borrowed about $12K from my 401K in 2008 in order to purchase my house. I have whittled that down in 2 years to the current $8K. It worked out well because I sold out before the big crash, and I also have concerns that the markets are not going to do well this year anyway.

Monthly net income: $ 5,500.00

Monthly expenses: $
??Housing: $ 1750
??Insurance: $ 120
??Car expenses: $ 100
??Utilities: $ 300
??Phone, cable, internet: $ 70
??Food, entertainment: $ 500
??Clothing, household expenses $ 500
??Credit cards and other loans: $ 1500
??Other expenses: $ 500
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 465026
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	16.98% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Apr-1989	Debt/Income ratio:	Not calculated
Basic (1-10):	4	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	5 / 5	Length of status:	40y 6m
Credit score:	740-759 (Jun-2010)	Total credit lines:	20	Occupation:	Construction
Now delinquent:	1	Revolving credit balance:	$2,342	Stated income:	$25,000-$49,999
Amount delinquent:	$2,086	Bankcard utilization:	25%
Public records last 12m / 10y:	0/ 1	Homeownership:	Yes
Delinquencies in last 7y:	4
Screen name:	invincible-reward	Borrower's state:	Louisiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
MATL PURCH FOR BOOMING CONSTR JOBS
Purpose of loan:
This loan will be used to? purchase materials - tile and grid for acoustical ceiling business jobs

My financial situation:
I am a good candidate for this loan because? I am the owner of my company?for the last 24years and currently just completed rebuilding (after hurricane Katrina) our local catholic church and school, am in the process of trying to purchase materials in order to bid on an expansion of a hospital in new orleans. New Orleans and surrounding areas are booming with new and remodeling construction. The larger jobs require me to provide materials up front and get paid after. I have general liablity, workers comp and a licence.

Monthly net income: $ 3500.00

Monthly expenses: $
??Housing: $ 500
??Insurance: $?200
??Car expenses: $ 370
??Utilities: $ 150
??Phone, cable, internet: $ 150
??Food, entertainment: $ 150
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 150
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 465030
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$113.09

Auction yield range:	16.98% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-1995	Debt/Income ratio:	36%
Basic (1-10):	4	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	8 / 8	Length of status:	6y 4m
Credit score:	640-659 (Jul-2010)	Total credit lines:	43	Occupation:	Computer Programmer
Now delinquent:	6	Revolving credit balance:	$4,660	Stated income:	$25,000-$49,999
Amount delinquent:	$1,988	Bankcard utilization:	58%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	5
Screen name:	amor74	Borrower's state:	SouthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
payoff high interest credit cards
Purpose of loan:
To pay off my high interest credit cards. By making only the minimum payment, I'll never get them paid off!

My financial situation:
I am a good candidate for this loan because you are guaranteed payback.
I want auto draft setup on it the same day my check goes in the bank. I'll be thrilled to get these credit cards cut up and in the trash can. I'd rather pay?a real person the interest?instead of?them.

Monthly net income: $ 2600 / month?& spouse $3000 / month

Monthly expenses: $
??Housing: $ 1236
??Insurance: $ 250
??Car expenses: $ 401
??Utilities: $ 210
??Phone, cable, internet: $?90
??Credit cards and other loans: $ 450
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 465032
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	16.98%	Starting borrower rate/APR:	18.98% / 21.20%	Starting monthly payment:	$439.75

Auction yield range:	16.98% - 16.98%	Estimated loss impact:	35.44%
Lender servicing fee:	1.00%	Estimated return:	-18.46%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-2001	Debt/Income ratio:	Not calculated
Basic (1-10):	1	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	6 / 7	Length of status:	0y 3m
Credit score:	680-699 (Jun-2010)	Total credit lines:	17	Occupation:	Clerical
Now delinquent:	2	Revolving credit balance:	$788	Stated income:	$1-$24,999
Amount delinquent:	$315	Bankcard utilization:	19%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	11
Screen name:	society4	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidate Loans
Purpose of loan:
This loan will be used to pay off only 2 accounts in collections.? Now that I have paid my car loan off I am able to free up 387 dollars per month and will be able to make good on these loans.? These are the only loans that are not in good standing.? I have other accounts where I have NEVER missed a payment and have NEVER missed a car payment.

My financial situation:
?I am a good candidate for this loan because I have NEVER missed a car payment and now that I have paid my car off I have 387 dollars per month freed up to pay on a debt consolidation loan.? This loan will help get me out of collections and repair my credit score.

Monthly net income: $ 1600
Monthly expenses: $
??Housing: $ 360
??Insurance: $ 120
??Car expenses: $
??Utilities: $ 50
??Phone, cable, internet: $ 60
??Food, entertainment: $ 50
??Clothing, household expenses $?30
??Credit cards and other loans: $?50
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 465034
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.33%	Starting borrower rate/APR:	9.33% / 11.43%	Starting monthly payment:	$63.91

Auction yield range:	3.98% - 8.33%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.21%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jan-1986	Debt/Income ratio:	Not calculated
Basic (1-10):	9	Inquiries last 6m:	1	Employment status:	Not employed
Enhanced (1-5):	4	Current / open credit lines:	7 / 7	Length of status:	0y 2m
Credit score:	720-739 (Jul-2010)	Total credit lines:	16	Stated income:	Not employed
Now delinquent:	0	Revolving credit balance:	$24,248
Amount delinquent:	$0	Bankcard utilization:	73%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	triumph999	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off payday loan and cc's.
Purpose of loan:
This loan will be used to?
Pay off a payday loan that I used to consolidate some monthly debt.????
My financial situation:
I am a good candidate for this loan because?
I have unemployment that is coming through--est. to arrive at end of next week--and a substantial tax return that will arrive mid to late August (app. $8500).? I want to pay off the pay day loan since the interest rate is so ridiculous (931%).

Thanks!? Let me know if you have any further questions.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 465036
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.38%	Starting borrower rate/APR:	27.38% / 29.72%	Starting monthly payment:	$205.15

Auction yield range:	10.98% - 26.38%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-2000	Debt/Income ratio:	73%
Basic (1-10):	7	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	6 / 4	Length of status:	2y 5m
Credit score:	740-759 (Jun-2010)	Total credit lines:	25	Occupation:	Teacher
Now delinquent:	1	Revolving credit balance:	$583	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	11%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	priceless-gold7	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
special education loan
Purpose of loan:
This loan will be used to pay for my special education credential program for the orange county department of education that does not contract with the traditional loan that students normally get by the government.?

My financial situation:
I am a good candidate for this loan because I am determined to complete my credential program in two years.? I have never missed a payment or have been late on any of my bills.? I tend to pay more than minimum on my bills if needed.? Due to my family situation, I want to be the first to become a special education teacher, and the first to receive any type of credential.? I come from a family that doesn't have a lot of money and I want to be able to help them once I become a special ed teacher.

Monthly net income: $ varies by month- $1500-$3500 a month

Monthly expenses: $
??Housing: $ none- live with parents
??Insurance: $ none-
??Car expenses: $ none- paid by family
??Utilities: $ none
??Phone, cable, internet: $ 40
??Food, entertainment: $ none
??Clothing, household expenses $
??Credit cards and other loans: $ 500
??Other expenses: $ 50
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 465038
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$22,700.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	21.50%	Starting borrower rate/APR:	22.50% / 24.77%	Starting monthly payment:	$872.81

Auction yield range:	16.98% - 21.50%	Estimated loss impact:	35.72%
Lender servicing fee:	1.00%	Estimated return:	-14.22%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-1985	Debt/Income ratio:	25%
Basic (1-10):	1	Inquiries last 6m:	4	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	18 / 14	Length of status:	0y 3m
Credit score:	640-659 (Jun-2010)	Total credit lines:	45	Occupation:	Accountant/CPA
Now delinquent:	1	Revolving credit balance:	$52,608	Stated income:	$100,000+
Amount delinquent:	$22	Bankcard utilization:	77%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	gentle-camaraderi8	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off higher interest CCs
Purpose of loan:
This loan will be used to consolidate higher interest debt

My financial situation:
I am a good candidate for this loan because of my high annual income????????????

Monthly net income: $ 13,600

Monthly expenses: $?10216
??Housing: $ 2928
??Insurance: $ 200
??Car expenses: $ 1038
??Utilities: $?600
??Phone, cable, internet: $ 150
??Food, entertainment: $ 1500
??Clothing, household expenses $ 500
??Credit cards and other loans: $?3000
??Other expenses: $ 300
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 465040
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,900.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$447.84

Auction yield range:	16.98% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-1993	Debt/Income ratio:	46%
Basic (1-10):	2	Inquiries last 6m:	6	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	11 / 7	Length of status:	3y 0m
Credit score:	700-719 (Jul-2010)	Total credit lines:	37	Occupation:	Postal Service
Now delinquent:	0	Revolving credit balance:	$10,075	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	37%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	givetolive	Borrower's state:	Utah	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	15 ( 100% )	700-719 (Latest)
Principal borrowed:	$13,000.00	< 31 days late:	0 ( 0% )	720-739 (Dec-2009) 720-739 (Jul-2008)
Principal balance:	$2,561.69	31+ days late:	0 ( 0% )
Total payments billed:	15
Description
Payoff Citibank for good!
Purpose of loan:
This loan will be used to? payoff Citibank for good. I plan to be debt free in 3 years or less. I love what Prosper has done in the financial industry, they have set a great example, and have proven leadership in an unethical reality in this world. I am a current borrower and lender on Prosper and try to help people whenever I can.

My financial situation:
I am a good candidate for this loan because? I always?pay my bills on time, and take great pride in my credit. My wife makes about $2,000.00 per month as a cosmetologist and she?has been doing it for 5 years now.

Monthly net income: $ 3,000.00

Monthly expenses: $
??Housing: $ 500.00
??Insurance: $ 150.00
??Car expenses: $ 295.00
??Utilities: $ 150.00
??Phone, cable, internet: $150.00
??Food, entertainment: $ 350.00
??Clothing, household expenses $ 100.00
??Credit cards and other loans: $ 429.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 465042
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	8.43%	Starting borrower rate/APR:	9.43% / 9.77%	Starting monthly payment:	$320.00

Auction yield range:	2.98% - 8.43%	Estimated loss impact:	1.50%
Lender servicing fee:	1.00%	Estimated return:	6.93%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Feb-1975	Debt/Income ratio:	28%
Basic (1-10):	6	Inquiries last 6m:	3	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	17 / 16	Length of status:	39y 7m
Credit score:	800-819 (Jun-2010)	Total credit lines:	50	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$35,182	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	64%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	fresco-cash	Borrower's state:	Arizona	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Becoming Debt Free
Purpose of loan:
This loan will be used to consolidate?credit card debt.??I have an excellent
Prosper rating.
?I am an ideal candidate for this loan due to my personal
financial situation and my excellent credit and payment history.

My financial situation:
I have an excellent payment history and?very good credit.? I am responsible, have a good? job with a steady income.??I will have no trouble making the monthly Prosper payment.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 465044
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,200.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	6.10%	Starting borrower rate/APR:	7.10% / 7.44%	Starting monthly payment:	$37.11

Auction yield range:	2.98% - 6.10%	Estimated loss impact:	0.60%
Lender servicing fee:	1.00%	Estimated return:	5.50%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-1989	Debt/Income ratio:	238%
Basic (1-10):	10	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	9 / 8	Length of status:	9y 6m
Credit score:	740-759 (Jul-2010)	Total credit lines:	13	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$11,431	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	61%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	currency-maniac7	Borrower's state:	Connecticut	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
fix car
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because? ihave a car repair i want to get done thank you
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 465046
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$16,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	9.43%	Starting borrower rate/APR:	10.43% / 10.78%	Starting monthly payment:	$519.51

Auction yield range:	2.98% - 9.43%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	7.92%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-2004	Debt/Income ratio:	33%
Basic (1-10):	6	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	16 / 14	Length of status:	0y 5m
Credit score:	800-819 (Jul-2010)	Total credit lines:	23	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$7,390	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	wealth-orbit1	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
CONSOLIDATING MY DEBT FROM NEW HOME
Purpose of loan:
This loan will be used to?pay of credit cards that I used to fix up an income property that i bought a few years ago

My financial situation:
I am a good candidate for this loan because?always honor my debts and never fail to impress my lenders.....Thanks!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 465050
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$542.83

Auction yield range:	16.98% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-1998	Debt/Income ratio:	18%
Basic (1-10):	3	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	6 / 6	Length of status:	10y 5m
Credit score:	660-679 (Jul-2010)	Total credit lines:	9	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$1,195	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	6
Screen name:	DryCleanersNeeded	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
PURCHASING A DRY CLEANERS
Purpose of loan:
There is an established neighborhood Dry Cleaners that I am currently in the process of purchasing. The Dry Cleaners has been in business for over 10 years and currently has a $75,000 Gross Revenue Generating Operation going. The current expenses are right at 35-40% as it is operating as a sole proprietorship and is very poorly managed. There is no reason why this revenue stream should not be twice this amount at a minimum.

My financial situation:
I am a good candidate for this loan because I have very little to no debt. I have purposely not engaged in securing credit lines and/or financing things for the purpose of my business desires. My credit score is in the upper 600 not due to bad credit but a mere lack of which is only because i have chosen to stay debt free.

Monthly net income: $2000

Monthly expenses: $
??Housing: $ 0
??Insurance: $ 50
??Car expenses: $ 250
??Utilities: $ 0
??Phone, cable, internet: $ 99
??Food, entertainment: $ 300
??Clothing, household expenses $ 150
??Credit cards and other loans: $ 0
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 465056
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	12.00%	Starting borrower rate/APR:	13.00% / 15.14%	Starting monthly payment:	$269.55

Auction yield range:	10.98% - 12.00%	Estimated loss impact:	10.26%
Lender servicing fee:	1.00%	Estimated return:	1.74%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-1993	Debt/Income ratio:	50%
Basic (1-10):	6	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	8 / 6	Length of status:	10y 5m
Credit score:	720-739 (Jul-2010)	Total credit lines:	32	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$16,873	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	97%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	kmf1072	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	33 ( 100% )	720-739 (Latest)
Principal borrowed:	$10,000.00	< 31 days late:	0 ( 0% )	740-759 (Dec-2009) 780-799 (Jul-2007)
Principal balance:	$4,302.22	31+ days late:	0 ( 0% )
Total payments billed:	33
Description
Need to refinance (8.25% currently)
Purpose of loan:
This loan will be used to? due to current market conditions, we cannot refinance the house at 8.25% until we have extra money to put down and are in an ARM that has begun adjusting annually.? I am scared it will go up in the fall.?

My financial situation:
I am a good candidate for this loan because? I am current on all of my mortgage payments, credit cards and medical bills.? I have recently offered to help?2 of my siblings financially with divorce.? Money has been a little tight and I really want to lower my mortgage payment and stop using my credit cards.?

Monthly net income: $ 9512

Monthly expenses: $ 5540
Housing: $ 2200
??Insurance: $ 166
??Car expenses: $820
??Utilities: $ 175
??Phone, cable, internet: $ 115
??Food, entertainment: $ 500
??Clothing, household expenses $350
??Credit cards and other loans: $ 843
??Other expenses: $391
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 465062
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	25.38%	Starting borrower rate/APR:	26.38% / 28.71%	Starting monthly payment:	$80.99

Auction yield range:	10.98% - 25.38%	Estimated loss impact:	10.63%
Lender servicing fee:	1.00%	Estimated return:	14.75%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-2001	Debt/Income ratio:	36%
Basic (1-10):	7	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	12 / 12	Length of status:	4y 5m
Credit score:	640-659 (Jul-2010)	Total credit lines:	22	Occupation:	Other
Now delinquent:	1	Revolving credit balance:	$1,524	Stated income:	$25,000-$49,999
Amount delinquent:	$1,496	Bankcard utilization:	29%
Public records last 12m / 10y:	0/ 1	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	ghennessy	Borrower's state:	Oregon	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	28 ( 100% )	640-659 (Latest)
Principal borrowed:	$1,500.00	< 31 days late:	0 ( 0% )	600-619 (Apr-2010) 520-539 (Feb-2008) 520-539 (Jan-2008) 520-539 (Nov-2007)
Principal balance:	$350.93	31+ days late:	0 ( 0% )
Total payments billed:	28
Description
Trying to finance college
Purpose of loan:
This loan will be used to help me finance my college education.? I am currently halfway through getting my degree and need a little bit of help so I can finish my education

My financial situation:
I am a good candidate for this loan because I have great job stability and have greatly improved my financial situation and credit within the last few years.

Monthly net income: $ 2416

Monthly expenses: $
??Housing: $675
??Insurance: $ 75
??Car expenses: $?425
??Utilities: $ 175
??Phone, cable, internet: $ 140
??Food, entertainment: $ 250
??Clothing, household expenses $ 75
??Credit cards and other loans: $ 75

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 465064
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	18.00%	Starting borrower rate/APR:	19.00% / 21.22%	Starting monthly payment:	$733.12

Auction yield range:	10.98% - 18.00%	Estimated loss impact:	10.42%
Lender servicing fee:	1.00%	Estimated return:	7.58%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jan-1989	Debt/Income ratio:	28%
Basic (1-10):	7	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	11 / 11	Length of status:	16y 5m
Credit score:	740-759 (Jul-2010)	Total credit lines:	29	Occupation:	Computer Programmer
Now delinquent:	0	Revolving credit balance:	$105,698	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	54%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	sirpher	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt Consolidation
Purpose of loan:
This loan will be used to consolidate?credit card debt

My financial situation:
I am a good candidate for this loan because I can and will pay bills on time.

Monthly net income: $ 7000

Monthly expenses: $
??Housing: $ 2250
??Insurance: $ 100
??Car expenses: $?250
??Utilities: $ 300
??Phone, cable, internet: $?300
??Food, entertainment: $ 800
??Clothing, household expenses $ 500
??Credit cards and other loans: $ 2000
??Other expenses: $ 500
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 465066
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.33%	Starting borrower rate/APR:	9.33% / 11.43%	Starting monthly payment:	$79.88

Auction yield range:	3.98% - 8.33%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.21%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-1996	Debt/Income ratio:	6%
Basic (1-10):	9	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	2 / 2	Length of status:	9y 10m
Credit score:	720-739 (Jun-2010)	Total credit lines:	32	Occupation:	Other
Now delinquent:	1	Revolving credit balance:	$48,802	Stated income:	$25,000-$49,999
Amount delinquent:	$938	Bankcard utilization:	71%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	glassman1996	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	27 ( 100% )	720-739 (Latest)
Principal borrowed:	$2,500.00	< 31 days late:	0 ( 0% )	700-719 (Mar-2008) 660-679 (Dec-2007)
Principal balance:	$738.79	31+ days late:	0 ( 0% )
Total payments billed:	27
Description
Catching up from injury.
Purpose of loan:
This loan will be used to?catch up on some bills we fell behind on due to an injury and out of work.?I am self-employed am at back to work and as everyone knows work is slow.? I am back at work and the money is there just slow.? When I do insurance autoglass work it take about a month for me to get payments from them.? Unfortunately I have to pay for my glass and supplies upfront and this takes away from my other bills.? This 2500 dollars will help me big time to catch up on everything pretty much.? This past month-month and a half has been the worst.? Thank goodness for?Prosper and the?kindness of others..it is really a blessing.? Thanks from myself, my wife and kids.??PS(We have even been working really hard at our garder(3rd?year) and canning all our own?veggies and fruits and meats.)? This is such a great savings from the grocery store and better for you.? Thanks again to all that can help me.? We do have our own home making mortgage payments.

My financial situation:
I am a good candidate for this loan because? I will pay my debts.? I am a hard worker and feel that I bought it, I will pay for it.?? We are trying to sell our personnal pickup to get caught up but everyone is tight with money.? I will pay my debts.? The business is starting slowly to pick back up and hopefullly will continue.? My wife just had an interview for a job and will be starting as soon as her criminal history comes back.? This will be a big help to us and to be able to pay this loan off.? Thanks agan to any that can help..
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 465072
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	31.00%	Starting borrower rate/APR:	32.00% / 34.41%	Starting monthly payment:	$217.77

Auction yield range:	16.98% - 31.00%	Estimated loss impact:	19.82%
Lender servicing fee:	1.00%	Estimated return:	11.18%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Apr-2004	Debt/Income ratio:	53%
Basic (1-10):	5	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	11 / 11	Length of status:	8y 2m
Credit score:	640-659 (Jul-2010)	Total credit lines:	16	Occupation:	Waiter/Waitress
Now delinquent:	0	Revolving credit balance:	$3,426	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	38%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	engrossing-diversification4	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
The purpose of this loan, is to allow me to refinance my car loan. Because I am a waitress, my steady income on paper has always been somewhat lacking. As I am getting older, and seeking new employment after completion of my degree, I would like to change this for myself in hopes of a more prosperous life with more opportunity. I am a full-time student in a Medical Training Institute, and I also work full time. My school schedule does not allow me to pursue a second job. I would love to pay off my debts, in hopes of bettering my Debt/Income ratio so that I may refinance my car loan with better interest rates.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 465074
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	14.00%	Starting borrower rate/APR:	15.00% / 17.17%	Starting monthly payment:	$69.33

Auction yield range:	13.98% - 14.00%	Estimated loss impact:	15.30%
Lender servicing fee:	1.00%	Estimated return:	-1.30%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-2000	Debt/Income ratio:	13%
Basic (1-10):	7	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	6 / 4	Length of status:	2y 11m
Credit score:	600-619 (Jul-2010)	Total credit lines:	17	Occupation:	Administrative Assi...
Now delinquent:	2	Revolving credit balance:	$3,935	Stated income:	$50,000-$74,999
Amount delinquent:	$977	Bankcard utilization:	67%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	12
Screen name:	sachar	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	26 ( 96% )	600-619 (Latest)
Principal borrowed:	$2,000.00	< 31 days late:	1 ( 4% )	600-619 (Mar-2008)
Principal balance:	$590.81	31+ days late:	0 ( 0% )
Total payments billed:	27
Description
Debt Paydown
Purpose of loan:
This loan will be used to consolidated high interest rate credit cards currently in repayment.

My financial situation:
Two years ago when my husband was laid off and decided to go back to school, our household was faced with?what seemed to be insurmountable economic challenges; transitioning from a two to one-income household, paying down credit card and other short-term personal debt and funding?higher education expenses?and while saving for a home purchase, among others.?

Since we took out our first loan with Prosper to fund emergency car and computer repairs, we've managed to pay down nearly half of our revolving debt balances and start saving toward retirement again.? My husband is now nearing completion of an advanced degree, and is on the road to starting his own business, while I was recently promoted to Investment Advisor with my employer of three years.? We've closed all of our credit card accounts, and have paid off our automobile loan, and are working on removing a balance that resulted from predatory lending ($977 delinquent account listed above) from our credit record.? Our goal is to have all of our high-interest rate debt paid off by March of 2012 to allow us to begin saving toward the purchase of a home and/or start a family.

We are applying?for a new?loan with Prosper at this time?with the hope that we can obtain a lower interest rate than we are currently paying on two smaller credit card?balances, and free up additional cash flow to accelerate our debt paydown.? ?

Monthly net income: $3,200.00

Monthly expenses: $2,670.00
??Housing: $650.00
??Insurance: $70.00
??Car expenses: $100.00
??Utilities: $0?(included in rent)
??Phone, cable, internet: $200.00
??Food, entertainment: $700.00
??Clothing, household expenses $50.00
??Credit cards and other loans: $700.00
??Other expenses: $200.00 (medical expenses)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 465082
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	18.90%	Starting borrower rate/APR:	19.90% / 22.39%	Starting monthly payment:	$55.67

Auction yield range:	7.98% - 18.90%	Estimated loss impact:	6.94%
Lender servicing fee:	1.00%	Estimated return:	11.96%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-1987	Debt/Income ratio:	2%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	2 / 2	Length of status:	6y 1m
Credit score:	680-699 (Jul-2010)	Total credit lines:	19	Occupation:	Executive
Now delinquent:	1	Revolving credit balance:	$268	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	89%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	19
Screen name:	supreme-credit8	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off all non credit card debt
Purpose of loan:
This loan will be used to pay off all non-creidt card debt to better manage my overall debts.?

My financial situation:
I am a good candidate for this loan because I have re-established my credit and I'm making great progress on paying off all debts.??I have $1,500 in non-credit card debt remaining that I want to eliminate over time with a $1,500 loan from Propser.com with a set monthly payment.? My income has increased and it is stable and I have some savings to back up my monthly bills and payment for this loan.?

Monthly net income: $ 5,200

Monthly expenses: $
??Housing: $ 600
??Insurance: $ 105
??Car expenses: $ 200
??Utilities: $?45
??Phone, cable, internet: $ 140
??Food, entertainment: $ 450
??Clothing, household expenses $?150
??Credit cards and other loans: $?100
??Other expenses: $ 250

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 465084
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.25%	Starting borrower rate/APR:	27.25% / 29.59%	Starting monthly payment:	$286.72

Auction yield range:	10.98% - 26.25%	Estimated loss impact:	10.65%
Lender servicing fee:	1.00%	Estimated return:	15.60%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-1984	Debt/Income ratio:	7%
Basic (1-10):	7	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	3 / 3	Length of status:	10y 5m
Credit score:	740-759 (Jun-2010)	Total credit lines:	14	Occupation:	Engineer - Mechanic...
Now delinquent:	0	Revolving credit balance:	$17,739	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	92%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	newest-dedication-sunrise	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Help w medical copay
Purpose of loan: Pay a medical copay for surgery & follow up
This loan will be used to? help my daughter pay her medical copay

My financial situation:excellent! Daughter out of college. No major debt, work is plentiful!
I am a good candidate for this loan because? I always pay my bills on time & always have. I also have a large retirement account but would prefer not to have to use any money from that account as it would incur taxes and penalties. That is the reason for applying to this account.

Monthly net income: $ 5200

Monthly expenses: $
??Housing: $ 1500
??Insurance: $ 200
??Car expenses: $ 0
??Utilities: $ 350
??Phone, cable, internet: $ 100
??Food, entertainment: $ 200
??Clothing, household expenses $
??Credit cards and other loans: $ 500
??Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 465086
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,959.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.33%	Starting borrower rate/APR:	9.33% / 11.43%	Starting monthly payment:	$222.36

Auction yield range:	3.98% - 8.33%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.21%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1996	Debt/Income ratio:	21%
Basic (1-10):	8	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	22 / 18	Length of status:	3y 1m
Credit score:	760-779 (Jun-2010)	Total credit lines:	43	Occupation:	Nurse (RN)
Now delinquent:	0	Revolving credit balance:	$5,247	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	19%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	6
Screen name:	adventurous-nickel	Borrower's state:	Tennessee	Borrower's group:	440+ Supporting Lenders. Get FUNDED @ LOWER % than ANY group
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Needing assistance--read my listing
Purpose of loan:
The loan will be used to repair my husband's air conditioning, replace our current deck and to make room additions due to a plan to be foster parents in the year to come. My husband is an Army veteran and I care?for veterans on a daily basis. ?I'm returning to school in the Fall to obtain my MSN degree in Nursing Administration & will obtain my FNP shortly thereafter. My financial situation:I am a good candidate for this loan because I have improved my credit situation drastically over the last 3 years and I have a steady income due to being? a nurse (RN). I had a $4800 loan w/ my credit union last year w/ a 36 month term & paid if off this year. I'm fully capable of paying the loan off in full, and have selected auto pay. I would truly appreciate your assistance and will not let you down. I will definitely repay the loan in full & more than likely earlier than expected. I may become a lender myself in the year to come. Monthly net income: $ Typically $3800-$4000 (loan pymt amount given to me for this loan is $222. I I can more than afford that each month. Monthly expenses: $ Housing: In my husband's name & he pays the mortgage, large bills and insurance.$ 0
??Insurance: $ 0 paid in full $412.51 as of 6.15.2010 Car expenses: $ 640 @ 0% ?Utilities: $ 0 Phone, cable, internet: $ 104??Food, entertainment: $ 250
??Clothing, household expenses $40-50
Credit cards and other loans: $ $350
??Other expenses: $0. The past is behind me and I was struggling but I'm truly in a better position now. No delinquent accounts for over 3 years. Please help. I had a question recently asking if I would promise to repay if I received a loan. Yes, I do promise to repay it all back in full. Sometimes, our lives and our income do not afford us the initial advantage of taking care of everything, and therefore we have to borrow in order to get things done. I have done well over the last 3.5 years, and will definitely pay the loan back in full. This is my 5th listing due to not receiving enough bids. Give me a shot and you won't regret it. Thanks in advance. If you have ANY questions feel free to post them.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 465090
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	16.98%	Starting borrower rate/APR:	17.98% / 20.19%	Starting monthly payment:	$903.56

Auction yield range:	16.98% - 16.98%	Estimated loss impact:	35.44%
Lender servicing fee:	1.00%	Estimated return:	-18.46%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-1993	Debt/Income ratio:	Not calculated
Basic (1-10):	1	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	6 / 6	Length of status:	7y 6m
Credit score:	640-659 (Jul-2010)	Total credit lines:	25	Occupation:	Tradesman - Mechani...
Now delinquent:	1	Revolving credit balance:	$7,085	Stated income:	$25,000-$49,999
Amount delinquent:	$97	Bankcard utilization:	89%
Public records last 12m / 10y:	0/ 1	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	GoFast	Borrower's state:	Kentucky	Borrower's group:	PsychDoc's Group
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	34 ( 94% )	640-659 (Latest)
Principal borrowed:	$7,000.00	< 31 days late:	1 ( 3% )	740-759 (Aug-2008) 720-739 (May-2007)
Principal balance:	$0.00	31+ days late:	1 ( 3% )
Total payments billed:	36
Description
Operating Capital......
Purpose of loan:
As all of us in business know and understand?. ?It takes money to make money? . Over the course of the last 18 months since officially going into business for myself I have attempted to make money without having money. Money in the sense of ?operating capital?. Over the last few years I have been able to manipulate what funds I had available and moneys owed from accounts receivable have covered for the most part the small expenses. However now the problem is after a year and a half my a/r has grown to the point where I am using the overdraft and what funds I receive immediately from finished jobs to cover the parts purchases for the next job. Subsequently I am working from job to job and relying on monies not yet received for parts purchases and everyday expenses. Needless to say I am getting eaten alive by bank service charges and interest expense as a result of this kind of accounting. What I need is to have my account satisfied with an operating capital reserve so that I don?t have to worry about when the next check will arrive for service work already performed.I use quick-books accounting software and keep careful records, I always pay my creditors first and myself last and if need be I don?t get paid. So in conclusion I need to have a healthy sum of funds in my business account to compensate for the lag in my accounts receivable so I can continue to conduct business on a regular basis and be more profitable.

My financial situation:
I am a good candidate for this loan because I always repay my obligations, and attempt to be as timely and as forthright as possible.

Monthly net income: $?4500 - 8500?

Monthly expenses: $
??Housing: $ 1200.
??Insurance: $ 100
??Car expenses: $ 1000
??Utilities: $ 100
??Phone, cable, internet: $ 100?
??Food, entertainment: $ 200?
??Clothing, household expenses $ 100?
??Credit cards and other loans: $ 500
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 465094
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$452.36

Auction yield range:	10.98% - 34.00%	Estimated loss impact:	10.87%
Lender servicing fee:	1.00%	Estimated return:	23.13%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-1999	Debt/Income ratio:	32%
Basic (1-10):	7	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	7 / 7	Length of status:	8y 1m
Credit score:	760-779 (Jun-2010)	Total credit lines:	12	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$933	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	4%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	glennhills	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 2	On-time:	2 ( 100% )	760-779 (Latest)
Principal borrowed:	$20,000.00	< 31 days late:	0 ( 0% )	680-699 (Dec-2009) 760-779 (Dec-2007)
Principal balance:	$0.00	31+ days late:	0 ( 0% )
Total payments billed:	2
Description
Starting A Busisness
Purpose of loan:
This loan will be used to?
Purchase a Truck to Start a Business to do light Rehab for Foreclosed and Distresed Properties.
My financial situation:
I am a good candidate for this loan because?
I have good credit and I have done two prior loans with prosper making all payments on time and successfully paying off both loans.
Monthly net income: $

Monthly expenses: $
??Housing: $ 0????
??Insurance: $ 0
??Car expenses: $ 0
??Utilities: $ 330?
??Phone, cable, internet: $ 50
??Food, entertainment: $ 200
??Clothing, household expenses $ 75
??Credit cards and other loans: $ 25
??Other expenses: $ 40
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 465096
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,800.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	9.20%	Starting borrower rate/APR:	10.20% / 12.31%	Starting monthly payment:	$317.14

Auction yield range:	3.98% - 9.20%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	7.08%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1999	Debt/Income ratio:	17%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	8 / 8	Length of status:	0y 1m
Credit score:	720-739 (Jul-2010)	Total credit lines:	20	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$12,068	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	50%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	the-enriching-yield	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	8 ( 100% )	720-739 (Latest)
Principal borrowed:	$2,900.00	< 31 days late:	0 ( 0% )	720-739 (Sep-2009)
Principal balance:	$2,364.08	31+ days late:	0 ( 0% )
Total payments billed:	8
Description
Debt Consolidation
Purpose of loan:
This loan will be used to consolidate all my credit cards. I want to better my situation

My financial situation:
I am a good candidate for this loan because i am a responsible payer and a hardworking individual. All my bills are always paid ahead of time and I have never had a problem paying any of them on time. I never miss(ed) a monthly payment. This loan is not a matter of not being able to pay for my credit cards, but simply to be able to save money and not have to pay all the interest rates that are given.

Monthly net income: $ 3672.00

Monthly expenses: $ $1,800

Thank you for taking the time to read this and considering my situation.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 465108
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$678.54

Auction yield range:	13.98% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-1999	Debt/Income ratio:	29%
Basic (1-10):	6	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	10 / 10	Length of status:	3y 4m
Credit score:	680-699 (Jul-2010)	Total credit lines:	52	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$13,071	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	79%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	lively-contract967	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Fight for Custody of my Children
Purpose of loan:
This loan will be used to pay for my lawyert to fight my for custody of my children.

My financial situation:
I am a good candidate for this loan because I am very responsible and will pay pack all my debt, I am just in a bind because my ex-wife will not settle out of court, and I am left with no choice but to hire a lawyer to fight for my kids.

Monthly net income: $ 4500

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $ 350
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $ 600
??Clothing, household expenses $
??Credit cards and other loans: $?1100
??Other expenses: $ 1000
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 465114
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	16.98% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-2007	Debt/Income ratio:	44%
Basic (1-10):	4	Inquiries last 6m:	4	Employment status:	Full-time employee
Enhanced (1-5):	1	Current / open credit lines:	12 / 11	Length of status:	2y 0m
Credit score:	640-659 (Jul-2010)	Total credit lines:	16	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$3,545	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	21%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	exuberant-kindness	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Need to Pay OFF my bills!! :D
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $ 2000

Monthly expenses: $
??Housing: $ 0
??Insurance: $ 100
??Car expenses: $ 300
??Utilities: $ 100
??Phone, cable, internet: $ 50
??Food, entertainment: $ 100
??Clothing, household expenses $ 20
??Credit cards and other loans: $ 200
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 465130
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	25.38%	Starting borrower rate/APR:	26.38% / 28.71%	Starting monthly payment:	$161.97

Auction yield range:	10.98% - 25.38%	Estimated loss impact:	10.63%
Lender servicing fee:	1.00%	Estimated return:	14.75%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-1996	Debt/Income ratio:	37%
Basic (1-10):	7	Inquiries last 6m:	4	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	7 / 7	Length of status:	11y 0m
Credit score:	680-699 (Jun-2010)	Total credit lines:	21	Occupation:	Laborer
Now delinquent:	0	Revolving credit balance:	$22,140	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	41%
Public records last 12m / 10y:	0/ 1	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	safe-dedication9	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
I'm trying to pay off debt
Purpose of loan:
The purpose of this loan is to pay off my credit cards.? I can make the payments.? If you look a my records I have not missed a payment on anything in seven years.? The reason I have so much debt is two years ago I tore my acl and mcl and could not work for five months.? Then on Nov. 21 my son passed away and with the costs of the funeral and missed time from work it just buried me in debt.? I am selling my current car and I?am going to buy something cheaper which lower my debt to income ratio.??I'm also working more overtime so I earn three hundred dollars more a week.? ?I am a good risk and I will not let the person who loans me this money down.? Thank you for you Time!
!Monthly net income: $ 5700

Monthly expenses: $ 4500
??Housing: $0 the house is in my wife's name?
??Insurance: $800 per year
??Car expenses: $623 This car will soon be sold.? I have a buyer all set.
??Utilities: $340
??Phone, cable, internet: $200
??Food, entertainment: $659
??Clothing, household expenses 176.
??Credit cards and other loans: $ 247
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 465136
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	18.99%	Starting borrower rate/APR:	19.99% / 22.23%	Starting monthly payment:	$371.58

Auction yield range:	10.98% - 18.99%	Estimated loss impact:	10.45%
Lender servicing fee:	1.00%	Estimated return:	8.54%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Feb-1998	Debt/Income ratio:	67%
Basic (1-10):	7	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	8 / 6	Length of status:	11y 7m
Credit score:	660-679 (Jul-2010)	Total credit lines:	24	Occupation:	Sales - Retail
Now delinquent:	0	Revolving credit balance:	$15,466	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	62%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	1
Screen name:	gain-jalapeno	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
PAY OFF DEBT
Purpose of loan:
This loan will be used to? consolidate debt making it faster to become debt free.

My financial situation:
I am a good candidate for this loan because? I am married and have a newborn baby boy named Ivan.? August 2009 I came across The Total Money Makeover, by Dave Ramsey.? Changed my life.? Since then we have made great strides to simplify our financial situation.? Our ultimate goal is to become debt free in 5 years.? We will achieve this goal because we have "gazel intensity" we want to be debt free.? We always pay our debt.? We never pay late.? Getting this loan at an affordable rate will help us achieve our goal in a timely manner.? I hope you consider us for the loan and approved us. I thank you for your time.

Monthly net income: $ 4100

Monthly expenses: $ 3466
??Housing: $ 800
??Insurance: $ 150
??Car expenses: $ 535
??Utilities: $ 50
??Phone, cable, internet: $ 101
??Food, entertainment: $ 200
??Clothing, household expenses$ 0
??Credit cards and other loans: $ 1600
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 465138
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	16.98% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-1993	Debt/Income ratio:	13%
Basic (1-10):	1	Inquiries last 6m:	3	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	8 / 8	Length of status:	8y 0m
Credit score:	720-739 (Jun-2010)	Total credit lines:	28	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$4,950	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	102%
Public records last 12m / 10y:	0/ 1	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	efficient-funds7	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt Consolidation for Tuiton
Purpose of loan:
This loan will be used to? pay off all of my high interest cards so I can afford to go back to school to get my degree at night.
My financial situation:
I am a good candidate for this loan because? I have worked very hard to raise my credit scores after a layoff over 8 years ago.
Monthly net income: $ 6,200
I am trying to get a degree so I will be considered for promotion within the company I work for. I currently have gone as high as I can without a degree.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 465156
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$1,130.90

Auction yield range:	16.98% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jan-1988	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	1	Inquiries last 6m:	1	Employment status:	Self-employed
Enhanced (1-5):	3	Current / open credit lines:	5 / 4	Length of status:	1y 11m
Credit score:	660-679 (Jun-2010)	Total credit lines:	28	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$3,780	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	96%
Public records last 12m / 10y:	0/ 2	Homeownership:	No
Delinquencies in last 7y:	3
Screen name:	Crawford_Kids_Kiosk	Borrower's state:	Vermont	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Great Mall Kiosk for Kids Items
CRAWFORD KIDS

BUSINESS PLAN
MARKETING PLAN

06/24/2010

Business Description

Crawford Kids, a new mall kiosk retailing business, will be the single largest retailer in Vermont of Boon Inc. Innovative Modern Baby Products and Toddler gear on the market today. Boon Inc. products include innovative unique, hip and appealing solutions for modern parents; for baby, infant, toddler and young kids for Bathing, Feeding and Storage Solutions. Crawford Kids will be operated as a retail Kiosk at the University Mall in South Burlington, Vermont, Vermont?s Largest Enclosed Shopping Destination.

http://www.booninc.com/
http://www.umallvt.com/

I am a very experienced and well rounded businessman that can absolutely make a success of this retail kiosk business. I have the determination and drive to make this business thrive and succeed.

Crawford Kids will operate as a C-Corporation.

Year 1 Year 2 Year 3 Year 4 Year 5
Revenue $258,211 $274,239 $287,951 $302,348 $317,466
Cost of Goods Sold $139,604 $137,644 $144,527 $151,753 $158,553
Gross Profit $118,607 $136,594 $143,424 $150,595 $158,912

Mission Statement

Crawford Kids mission is to provide shoppers from Vermont and surrounding areas with the most unique, attractive, appealing, safe and fun feeding, bathing and storage products available today for infants, toddlers and kids. Our values are focused on family and children and providing families with needed products with a fun, unique twist, so that time between baby, toddler, kids, mom?s and dad?s is maximized, pleasurable and fun.

Vision Statement

Once Crawford Kids is established other unique and environmentally friendly baby and kid friendly products will be considered for inclusion at the kiosk. We will always be on the look out to include new products, yet we will remain focused on Boon Inc. products initially to ensure successful project implementation.

Opening other Crawford Kids Kiosks will be considered and reviewed once Crawford Kids is established.

Products and Services

Crawford Kids is a mall retail kiosk that will be aesthetically and physically very attractively and neatly organized and merchandised. A unique appearance and feel for the CRAWFORD KIDS Kiosk will be achieved by hanging 2 double sided CRAWFORD KIDS ?old style?, i.e. ?ye old store? styled signs off of the kiosk on diagonally opposite sides, ensuring visibility to all customer traffic. One can get a general feeling for this by referring to the interim logo on the cover page of this application. No other University Mall Kiosk offers the quaint feel that will be achieved by this simply implemented signage measure.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 465160
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	21.68%	Starting borrower rate/APR:	22.68% / 26.53%	Starting monthly payment:	$38.54

Auction yield range:	7.98% - 21.68%	Estimated loss impact:	8.51%
Lender servicing fee:	1.00%	Estimated return:	13.17%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1995	Debt/Income ratio:	19%
Basic (1-10):	8	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	5 / 4	Length of status:	7y 0m
Credit score:	700-719 (Jul-2010)	Total credit lines:	78	Occupation:	Teacher
Now delinquent:	0	Revolving credit balance:	$7,493	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	93%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	16
Screen name:	lwhalen66	Borrower's state:	Florida	Borrower's group:	Small Business & Self Employed
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	55 ( 100% )	700-719 (Latest)
Principal borrowed:	$8,500.00	< 31 days late:	0 ( 0% )	680-699 (Jun-2008) 660-679 (Nov-2007) 680-699 (Mar-2007) 680-699 (Feb-2007)
Principal balance:	$1,453.11	31+ days late:	0 ( 0% )
Total payments billed:	55
Description
Daughter in Accident.
Purpose of loan:
This loan will be used to apply to my daughters car repair as this is a no fault state and weather cannot be a blame.?

My financial situation:
I am a good candidate for this loan because I have consistently and promptly paid all debt, or responsibilities that I am accountable for

Monthly net income: $ 3,500.00

Monthly expenses: $ 2, 800.00
??Housing: $ 1,560.00
??Insurance: $ $190 auto, $86.00 medical
??Car expenses: $ 230 payment ending March 2011
??Utilities: $ 200
??Phone, cable, internet: $ 160
??Food, entertainment: $ 200
??Clothing, household expenses $
??Credit cards and other loans: $370
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 465166
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.73%	Starting monthly payment:	$67.85

Auction yield range:	16.98% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Apr-1983	Debt/Income ratio:	Not calculated
Basic (1-10):	2	Inquiries last 6m:	3	Employment status:	Retired
Enhanced (1-5):	1	Current / open credit lines:	4 / 7	Length of status:	1y 6m
Credit score:	640-659 (Jul-2010)	Total credit lines:	42	Stated income:	$25,000-$49,999
Now delinquent:	7	Revolving credit balance:	$17,594
Amount delinquent:	$18,333	Bankcard utilization:	77%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	17
Screen name:	friendly-worth922	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying medical bills
Purpose of loan:
This loan will be used to? Pay medical bills

My financial situation:
I am a good candidate for this loan because? I will make ontime payments

Monthly net income: $ 1,400.00

Monthly expenses: $
??Housing: $?300.00
??Insurance: $?70.00??
Car expenses: $?30.00
? Utilities: $ 60.00
??Phone, cable, internet: $ 60.00
??Food, entertainment: $ 200.00
??Clothing, household expenses $
??Credit cards and other loans: $ 150.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 465168
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	22.56%	Starting borrower rate/APR:	23.56% / 25.85%	Starting monthly payment:	$97.51

Auction yield range:	7.98% - 22.56%	Estimated loss impact:	9.03%
Lender servicing fee:	1.00%	Estimated return:	13.53%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-1996	Debt/Income ratio:	30%
Basic (1-10):	4	Inquiries last 6m:	4	Employment status:	Retired
Enhanced (1-5):	2	Current / open credit lines:	6 / 5	Length of status:	5y 6m
Credit score:	760-779 (Jun-2010)	Total credit lines:	29	Stated income:	$50,000-$74,999
Now delinquent:	1	Revolving credit balance:	$0
Amount delinquent:	$2,009	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	favorite-peso4	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off some personal debt
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 465178
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	18.90%	Starting borrower rate/APR:	19.90% / 22.14%	Starting monthly payment:	$74.23

Auction yield range:	7.98% - 18.90%	Estimated loss impact:	6.94%
Lender servicing fee:	1.00%	Estimated return:	11.96%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-1995	Debt/Income ratio:	37%
Basic (1-10):	10	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	13 / 11	Length of status:	2y 3m
Credit score:	680-699 (Jul-2010)	Total credit lines:	32	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$38,778	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	81%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	kind-truth-ladybug	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Trying to start my snowball payoffs
Purpose of loan:
I want to use this loan to consolidate high rate debts, to facilitate faster snowball payments.

My financial situation:
My household income looks great, on paper.? Unfortunately, due to hospital bills for a premature daughter, and economic circumstances, my revolving debt is now too high to handle.? My husband and I do not wish to entertain bankruptcy or default.? I am adamant that we will pay off all our debt.? However, due to credit card companies jacking the rates higher and higher, we find ourselves drowning a little more, every month.? If we can get that one step ahead, I know we can climb out of this hole and pay off all the debts and medical bills.? We've owned our own home for over a decade, and have always found a way to make the payments.

The numbers, below, reflect debt held jointly with my husband.? The above stated income, and percentages based on that, are from my job, alone.? Combined, we make approximately $140K, annually.

Monthly net income: $ 8,900

Monthly expenses: $
??Housing: $ 3,400
??Insurance: $ 210
??Car expenses: $ 400
??Utilities: $ 580
??Phone, cable, internet: $ 150
??Food, entertainment: $ 700
??Clothing, household expenses $ 2,500 (including childcare expenses)
??Credit cards and other loans: $ 1,000
??Other expenses: $ 500

Thank you very much for considering my loan.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 465186
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	9.00%	Starting borrower rate/APR:	10.00% / 12.11%	Starting monthly payment:	$322.67

Auction yield range:	7.98% - 9.00%	Estimated loss impact:	8.18%
Lender servicing fee:	1.00%	Estimated return:	0.82%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-1979	Debt/Income ratio:	49%
Basic (1-10):	8	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	16 / 16	Length of status:	31y 11m
Credit score:	700-719 (Jul-2010)	Total credit lines:	37	Occupation:	Teacher
Now delinquent:	0	Revolving credit balance:	$104,614	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	89%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	angel7fancy	Borrower's state:	Oregon	Borrower's group:	BuildingTree
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	22 ( 100% )	700-719 (Latest)
Principal borrowed:	$12,000.00	< 31 days late:	0 ( 0% )	720-739 (Jul-2008) 700-719 (Mar-2008) 720-739 (Dec-2007)
Principal balance:	$5,426.35	31+ days late:	0 ( 0% )
Total payments billed:	22
Description
Attend Son's Wedding/Lower APR
To attend son?s wedding in Finland & pay down high APR. I would much rather owe you then the credit card companies! I am current on all accounts, but there just isn't anything left at the end of the month with all the interest going out. I have been teaching high school for 32 years; I love what I do; I know I have an impact on the lives of the students I teach. In addition to teaching full time, I also work 2 part-time jobs during the school year; 2 part-time jobs during the summer.

I am a good candidate for this loan because I have been teaching for the same school district for 32 years, lived in the same house for over 20 years, & know the importance of paying off debts one incurs. I have no delinquent accounts, don't miss payments, & I ALWAYS pay back my debts. I now have a roommate who helps with the household expenses.

Monthly net income: $ $5600

Monthly expenses:?????$ 5305

Mortgage?????????????????????1589
Insurance??????????????????????102
Phone/Cable?????????????????123
Utilities?????????????????????????110
AT&T?????????????????????????????175
Credit Card Debt?????????????2550
Food, Household?????????????100
Gas????????????????????????????????125
Prosper Loan???????????????????431
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 465190
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,500.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	8.30%	Starting borrower rate/APR:	9.30% / 9.64%	Starting monthly payment:	$271.49

Auction yield range:	2.98% - 8.30%	Estimated loss impact:	1.50%
Lender servicing fee:	1.00%	Estimated return:	6.80%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-1993	Debt/Income ratio:	32%
Basic (1-10):	8	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	8 / 8	Length of status:	3y 2m
Credit score:	800-819 (Jul-2010)	Total credit lines:	17	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$2,290	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	19%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	listing-cymbal	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off a Furnace
Purpose of loan:
This loan will be used to pay off the new furnance that my wife and I needed to purchase last winter from Sears.? After?a year of no interests no payments, before the penalties kicked in, we moved the amount to my wife's credit card where it received 0% interest for six months.? We have reached the end of the six month?grace period and rather than let it linger on this?high interest card, the prospect of having it paid off in three years?at a lower?interest rate is much more appealing.??

My financial situation:
I am a good candidate for this loan because we've both worked hard over the last five years to raise our credit scores from the dumps to where mine is 'excellent' and my wife's is 'good'.?

On a side note, we work hard, pay our bills on times and in return we received a notice that?our credit card interest rate shot up 6%!? After a referral on the benefits of this webiste, I am happy to know that places like this exist as an alternative to the major credit card companies!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 465192
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$271.42

Auction yield range:	16.98% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Feb-2006	Debt/Income ratio:	Not calculated
Basic (1-10):	2	Inquiries last 6m:	4	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	10 / 9	Length of status:	3y 1m
Credit score:	680-699 (Jul-2010)	Total credit lines:	15	Occupation:	Skilled Labor
Now delinquent:	0	Revolving credit balance:	$1,619	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	63%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	tender-credit3	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off credit cards
Purpose of loan:
This loan will be used to pay off credit cards
My financial situation:
I am a good candidate for this loan because i like taking care of my credit score and i would never be late.
Monthly net income: $
2800
Monthly expenses: $
??Housing: $?300
??Insurance: $ 200
??Car expenses: $ 500
??Utilities: $ 180
??Phone, cable, internet: $ 150
??Food, entertainment: $ 200
??Clothing, household expenses $ 150
??Credit cards and other loans: $ 150
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 465198
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.25%	Starting borrower rate/APR:	27.25% / 29.59%	Starting monthly payment:	$204.80

Auction yield range:	10.98% - 26.25%	Estimated loss impact:	10.65%
Lender servicing fee:	1.00%	Estimated return:	15.60%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-1994	Debt/Income ratio:	48%
Basic (1-10):	8	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	9 / 7	Length of status:	8y 8m
Credit score:	640-659 (Jun-2010)	Total credit lines:	31	Occupation:	Sales - Commission
Now delinquent:	0	Revolving credit balance:	$17,487	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	82%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	KERRIEM	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	9 ( 100% )	640-659 (Latest)
Principal borrowed:	$1,000.00	< 31 days late:	0 ( 0% )	640-659 (Aug-2009) 640-659 (Oct-2007)
Principal balance:	$799.86	31+ days late:	0 ( 0% )
Total payments billed:	9
Description
Paying off my credit cards
Purpose of loan:
I?m a current Prosper customer.? I was very please with first small loan I received to get rid of a small debt and was hoping to get a second loan to pay off some high interest credit cards.? I?ve made all payments on time with my first loan with Prosper and I?m in the process of paying it off now, which is 2 years early. I?m looking to get rid of cards that have interest rates of 20% - 29.99%.? At these rates, it will take me 20 years to pay off these cards.? I?d love to get a lower rate, pay off these cards in 36 payments, so I can start a savings for both of my kids, become debt free, and have some extra money so I can stop stressing about money.
If you have any questions, please do not hesitate to ask.Thank you for your kind consideration.
Thank you for your kind consideration.
Thank you for your kind consideration.
Thank you for your kind consideration.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 465202
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	25.38%	Starting borrower rate/APR:	26.38% / 28.97%	Starting monthly payment:	$60.74

Auction yield range:	10.98% - 25.38%	Estimated loss impact:	10.63%
Lender servicing fee:	1.00%	Estimated return:	14.75%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-1997	Debt/Income ratio:	4%
Basic (1-10):	8	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	0 / 0	Length of status:	2y 2m
Credit score:	680-699 (Jun-2010)	Total credit lines:	2	Occupation:	Skilled Labor
Now delinquent:	0	Revolving credit balance:	$0	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	generosity-dreamer	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	20 ( 100% )	680-699 (Latest)
Principal borrowed:	$2,000.00	< 31 days late:	0 ( 0% )	520-539 (Sep-2008)
Principal balance:	$1,136.42	31+ days late:	0 ( 0% )
Total payments billed:	20
Description
My personal loan for my education
Purpose of loan:
This loan will be used to?purchase a computer & some text books to help me to further my education & to help with my daughters education as well.

My financial situation:
I am a good candidate for this loan because?my credit rating has improved greatly over the last year & it is very important to me to continue to have it improve.?

Monthly net income: $ 3800.00

Monthly expenses: $
??Housing: $ 360.00
??Insurance: $ 40.00
??Car expenses: $ 0
??Utilities: $?100.00
??Phone, cable, internet: $ 100.00
??Food, entertainment: $ 200.00
??Clothing, household expenses $ 250.00
??Credit cards and other loans: $?90.00
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 465204
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	12.85%	Starting borrower rate/APR:	13.85% / 16.01%	Starting monthly payment:	$68.21

Auction yield range:	5.98% - 12.85%	Estimated loss impact:	5.21%
Lender servicing fee:	1.00%	Estimated return:	7.64%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-1984	Debt/Income ratio:	9%
Basic (1-10):	8	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	7 / 6	Length of status:	4y 9m
Credit score:	740-759 (Jul-2010)	Total credit lines:	18	Occupation:	Computer Programmer
Now delinquent:	1	Revolving credit balance:	$6,451	Stated income:	$50,000-$74,999
Amount delinquent:	$75	Bankcard utilization:	53%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	4
Screen name:	wise-income-butterfly	Borrower's state:	NewHampshire	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off an 18% APR card
Purpose of loan:
This loan will be used to pay off a current balance of about $2,000 on a credit card with an 18% APR.

My financial situation:
I am a good candidate for this loan because I have a stable job in information technology with a state university that recently approved an across-the-board pay raise for all employees (while others are seeing furloughs and pay cuts). I am paying off credit cards that I used to supplement a loss of income during my final semester of college (could not work while writing a thesis), and I would love to save some money as my credit continues to improve. I will also have my MBA completed in the spring of 2011, which should increase my future earning power. I have owned a home since 08/2006 and have never been late on a mortgage payment.

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 465208
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$180.94

Auction yield range:	16.98% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-1993	Debt/Income ratio:	34%
Basic (1-10):	5	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	9 / 8	Length of status:	0y 9m
Credit score:	660-679 (Jul-2010)	Total credit lines:	39	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$43,652	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	103%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	cognizant-wampum	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Former employer went BK-Need help
Purpose of loan:
This loan will be used to pay off one of my credit cards and get ahead of my debt.?

My financial situation:
I have recently left a company that ended up going bankrupt and leaving us to owe much in expenses.? I was also not given my last three paychecks.? My current company has a stock grant program but my stock won't vest until July 2011.? I am looking for a short term loan to pay off some high interest debt so that I can get ahead of my finances.? In addition to the stock grant that will vest I am eligible for a 20% bonus in March that will help me pay this off sooner.? Please help me through this short term issue that my former employer has put me in.? Thank you!

Monthly net income: $?8000

Monthly expenses: $ 6100
??Housing: $ 2000
??Insurance: $ 150
??Car expenses: $ 1100
??Utilities: $ 200
??Phone, cable, internet: $ 150
??Food, entertainment: $ 800
??Clothing, household expenses $ 300
??Credit cards and other loans: $ 1100
??Other expenses: $ 300
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 465210
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$158.33

Auction yield range:	16.98% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-1987	Debt/Income ratio:	24%
Basic (1-10):	3	Inquiries last 6m:	11	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	11 / 11	Length of status:	21y 8m
Credit score:	700-719 (Jul-2010)	Total credit lines:	60	Occupation:	Truck Driver
Now delinquent:	1	Revolving credit balance:	$9,627	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	74%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	4
Screen name:	fairness-welder1	Borrower's state:	Nevada	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
pay off some debt
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 465214
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	16.98% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jan-1995	Debt/Income ratio:	25%
Basic (1-10):	1	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	0 / 0	Length of status:	3y 5m
Credit score:	660-679 (Jul-2010)	Total credit lines:	35	Occupation:	Analyst
Now delinquent:	3	Revolving credit balance:	$0	Stated income:	$25,000-$49,999
Amount delinquent:	$333	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 1	Homeownership:	No
Delinquencies in last 7y:	8
Screen name:	Regansmom	Borrower's state:	Kansas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	26 ( 87% )	660-679 (Latest)
Principal borrowed:	$2,000.00	< 31 days late:	4 ( 13% )	640-659 (May-2010) 540-559 (Nov-2007) 540-559 (Oct-2007) 540-559 (Sep-2007)
Principal balance:	$525.37	31+ days late:	0 ( 0% )
Total payments billed:	30
Description
Re-List #4 Paying off bills
Purpose of loan:
This loan will be used to?I am wanting to pay off the following bills: state income taxes - $688, federal income tax - $1825, my current prosper loan - $525.37 plus interest, personal prop tax - $320,? 5 doctor and 3 hospital?bills -?$1574. I am currently paying on my state income taxes ($52 and $72 each), federal income tax ($55), and my current proser loan ($91). The taxes I am currently paying are included in other expenses listed below. My hope is to consolidate these bills?to have one payment, which would help me out considerably.

My financial situation:
I am a good candidate for this loan because? I do have a current Prosper loan I am current with, I was late?4 times previously and have learned from those mistakes.?On being late, I make sure to to pay as quickly as possible and I try my best to fix my mistakes.??I will be getting a increase in my income from a promotion in July 2010?with my federal govt job, so my paycheck will be consistent. I have improved my credit score by 100 points since having my current Prosper loan. My current loan will be paid in full in Dec. 2010. My income will be able to take care of this payment for this loan. This question was on my last listing, I do not have any credit cards so this is why my revolving balance is zero. Please let me know if you have any questions and I?be happy to?answer them. Thank you for your time and consideration.

Monthly net income: $ 2414.00

Monthly expenses: $ 2039.00
Housing: $ 870
??Car Insurance: $96?
??Car expenses: $ 160
??Utilities: $ 140
??Cable, internet: $122
??Food, entertainment: $ 300
??Clothing, household expenses $ 100
??Prosper loan: $91
??Other expenses: $ 160
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 465226
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	25.25%	Starting borrower rate/APR:	26.25% / 28.57%	Starting monthly payment:	$101.06

Auction yield range:	10.98% - 25.25%	Estimated loss impact:	10.62%
Lender servicing fee:	1.00%	Estimated return:	14.63%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-1999	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	7	Inquiries last 6m:	2	Employment status:	Self-employed
Enhanced (1-5):	4	Current / open credit lines:	16 / 16	Length of status:	17y 5m
Credit score:	660-679 (Jul-2010)	Total credit lines:	19	Occupation:	Landscaping
Now delinquent:	0	Revolving credit balance:	$10,856	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	77%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	logical-revenue1	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
helping my daughter
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $ 2473

Monthly expenses: $
??Housing: $ 0
??Insurance: $ 101
??Car expenses: $ 0
??Utilities: $ 145
??Phone, cable, internet: $45
??Food, entertainment: $ 350
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 100
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 465232
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	16.98%	Starting borrower rate/APR:	17.98% / 20.19%	Starting monthly payment:	$325.28

Auction yield range:	16.98% - 16.98%	Estimated loss impact:	18.94%
Lender servicing fee:	1.00%	Estimated return:	-1.96%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-1999	Debt/Income ratio:	12%
Basic (1-10):	5	Inquiries last 6m:	3	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	13 / 13	Length of status:	4y 9m
Credit score:	720-739 (Jul-2010)	Total credit lines:	25	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$8,755	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	35%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	ActionPlan1	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to?

My financial situation:
Full time employment and a credit worthy background

Monthly net income: $ 61.000.00

Monthly expenses: $
??Housing: $ 1,400.00
??Insurance: $ 0
??Car expenses: $ 0
??Utilities: $ 150
??Phone, cable, internet: $ 140
??Food, entertainment: $ 200
??Clothing, household expenses $ 45
??Credit cards and other loans: $ 9k
??Other expenses: $ 80
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 465234
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$452.36

Auction yield range:	16.98% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1996	Debt/Income ratio:	9%
Basic (1-10):	1	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	4 / 4	Length of status:	9y 10m
Credit score:	740-759 (Jul-2010)	Total credit lines:	15	Occupation:	Sales - Commission
Now delinquent:	2	Revolving credit balance:	$375	Stated income:	$75,000-$99,999
Amount delinquent:	$253	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	4
Screen name:	zippy-diversification1	Borrower's state:	Mississippi	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Buying small car for my wife's use
Purpose of loan:
This loan will be used to? purchase a small car for my wife.

My financial situation:
I am a good candidate for this loan because my debt problems reflect my child's two student loan delinquencies.? I am in a strange position because if I choose to pay her student loans, then I will have to pay them forever -- she never will.? She is in denial but once she comes to her senses, my wife and I will be there to "help" her make her student loan payments.? We are definitely prepared and willing to do that.? My wife also works full time but her income is not taken into consideration here.

Monthly net income: $ 6,275

Monthly expenses: $
??Housing: $ 1,094
??Insurance: $ 100
??Car expenses: $75
??Utilities: $?350????????
??Phone, cable, internet: $?175
??Food, entertainment: $300
??Clothing, household expenses $200
??Credit cards and other loans: $?100
??Other expenses: $ 450 401(k) contribution
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 465246
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.20%	Starting borrower rate/APR:	9.20% / 11.30%	Starting monthly payment:	$159.46

Auction yield range:	3.98% - 8.20%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.08%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-2003	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	8	Inquiries last 6m:	1	Employment status:	Self-employed
Enhanced (1-5):	4	Current / open credit lines:	7 / 5	Length of status:	2y 1m
Credit score:	760-779 (Jun-2010)	Total credit lines:	18	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$4,487	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	10%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	kravis-ftw	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Law School
Purpose of loan:
I am a law student. Over the next two years, I will be doing a lot of unpaid internships at various law firms in order to gain the experience necessary to make myself more marketable when I graduate.

My financial situation:
I am a great candidate for this loan because I have excellent credit. I always pay my bills on time.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 465250
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$90.47

Auction yield range:	13.98% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-2004	Debt/Income ratio:	38%
Basic (1-10):	6	Inquiries last 6m:	4	Employment status:	Part-time employee
Enhanced (1-5):	2	Current / open credit lines:	16 / 15	Length of status:	1y 0m
Credit score:	620-639 (Jul-2010)	Total credit lines:	19	Occupation:	Postal Service
Now delinquent:	0	Revolving credit balance:	$3,963	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	62%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	rangersquire	Borrower's state:	Utah	Borrower's group:	Business Owners Cooperative
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	16 ( 94% )	620-639 (Latest)
Principal borrowed:	$2,500.00	< 31 days late:	1 ( 6% )	580-599 (Jul-2006)
Principal balance:	$0.02	31+ days late:	0 ( 0% )
Total payments billed:	17
Description
Graduate School Expenses
Purpose of loan:
This loan will be used to pay for graduate school expenses. I begin a Master's of Accountancy program at the end of August. I will be receiving student loans adequate for tuition and ongoing expenses, but I will have moving expenses before then, as well as a requisite upgrade for my computer and will need first and last for an apartment.

My financial situation:
I am a good candidate for this loan because I have been careful to improve my credit rating and will not allow any credit line to go into default. You can see my credit rating has improved by more than 40 points since my last Prosper loan, even though the business that loan was for failed. Most of my current outstanding credit lines are student loans from my undergraduate program. They are currently in forbearance and will go into deferral as soon as my graduate program starts at the end of August.

Monthly net income: $ Currently $2000, but will reduce when I start my Graduate program. I will be actively seeking new work in my new city if I do not receive a fellowship. I will know about my fellowship in early August, but have already started actively seeking employment in my new city.

Monthly expenses: $ About $1200.
??Housing: $ 100 now, subject to change when I move. Probably about $400.
??Insurance: $ 91
??Car expenses: $ 500 - but planning to sell my car to limit expenses.
??Utilities: $ Included in rent
??Phone, cable, internet: $ 60
??Food, entertainment: $ 125
??Clothing, household expenses $ 0
??Credit cards and other loans: $ 200
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 465264
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	29.00%	Starting borrower rate/APR:	30.00% / 32.38%	Starting monthly payment:	$297.16

Auction yield range:	16.98% - 29.00%	Estimated loss impact:	19.69%
Lender servicing fee:	1.00%	Estimated return:	9.31%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-1990	Debt/Income ratio:	63%
Basic (1-10):	3	Inquiries last 6m:	6	Employment status:	Full-time employee
Enhanced (1-5):	1	Current / open credit lines:	14 / 14	Length of status:	0y 4m
Credit score:	760-779 (Jun-2010)	Total credit lines:	28	Occupation:	Retail Management
Now delinquent:	0	Revolving credit balance:	$197	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	brightest-clean-velocity	Borrower's state:	Arizona	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off debt to stablize rent!
Purpose of loan:
This loan will be used to pay off a loan so I can pay all of my monthly rent.? Currently family is aiding me.? This must stop.? But to do so requires the aid of another.

My financial situation:
I am a good candidate for this loan due to my solid credit history, full-time job and the fact I have financial aid to attend classes at the University of Phoenix.

Monthly net income: $15,000-2,100

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 465268
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$371.64

Auction yield range:	16.98% - 19.00%	Estimated loss impact:	35.56%
Lender servicing fee:	1.00%	Estimated return:	-16.56%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-2001	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	1	Inquiries last 6m:	7	Employment status:	Self-employed
Enhanced (1-5):	2	Current / open credit lines:	9 / 8	Length of status:	2y 1m
Credit score:	760-779 (Jul-2010)	Total credit lines:	17	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$6,667	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	22%
Public records last 12m / 10y:	0/ 1	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	steady-revenue2	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Please Save My Family
Purpose of loan:
This loan will be used to pay off credit cards that became sky high due to my wife and I losing our jobs.

My financial situation:
I am a good candidate for this loan because?

My wife and I lost great jobs at a financial institution just over a year ago.? We have been struggling to make ends meet for our two kids.? We started our own business but have accumulated a lot of credit card debt because of our job lose and business start up.? Our swimming pool repair business is doing quite well and I can only see good things to come.? In the mean time we are paycheck to paycheck and behind on property taxes and credit cards. ?We really do not want to lose our house and uproot our daughters from their home.? If we could get these credit cards out from under us everything will be so much easier.? Please help my family stay home!

Monthly net income: $ 5000.00 depending

Monthly expenses: $
??Housing: $ 1050.00
??Insurance: $ 200.00
??Car expenses: $ 600.00
??Utilities: $ 200.00
??Phone, cable, internet: $ 200.00
??Food, entertainment: $ 400.00
??Clothing, household expenses $ 200.00
??Credit cards and other loans: $ 400.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 465282
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	7.0%

Starting lender yield:	11.00%	Starting borrower rate/APR:	12.00% / 14.13%	Starting monthly payment:	$498.21

Auction yield range:	7.98% - 11.00%	Estimated loss impact:	7.23%
Lender servicing fee:	1.00%	Estimated return:	3.77%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-1982	Debt/Income ratio:	58%
Basic (1-10):	7	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	8 / 7	Length of status:	14y 1m
Credit score:	780-799 (Jul-2010)	Total credit lines:	16	Occupation:	Sales - Retail
Now delinquent:	0	Revolving credit balance:	$656	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	2%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	truth-demon	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Personal Loan
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 465288
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$113.09

Auction yield range:	16.98% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-1989	Debt/Income ratio:	101%
Basic (1-10):	4	Inquiries last 6m:	2	Employment status:	Retired
Enhanced (1-5):	2	Current / open credit lines:	12 / 12	Length of status:	1y 9m
Credit score:	640-659 (Jul-2010)	Total credit lines:	26	Stated income:	$1-$24,999
Now delinquent:	0	Revolving credit balance:	$25,427
Amount delinquent:	$0	Bankcard utilization:	92%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	vigilance-mammal7	Borrower's state:	NewMexico	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to? Pay off my credit cards

My financial situation:
I am a good candidate for this loan because?I am honest?-- payment would be made as promised?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 465294
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$429.74

Auction yield range:	16.98% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-1986	Debt/Income ratio:	18%
Basic (1-10):	1	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	11 / 11	Length of status:	15y 6m
Credit score:	620-639 (Jun-2010)	Total credit lines:	22	Occupation:	Executive
Now delinquent:	1	Revolving credit balance:	$3,420	Stated income:	$100,000+
Amount delinquent:	$54	Bankcard utilization:	91%
Public records last 12m / 10y:	1/ 1	Homeownership:	Yes
Delinquencies in last 7y:	9
Screen name:	foamer123	Borrower's state:	Michigan	Borrower's group:	Not Active
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	32 ( 100% )	620-639 (Latest)
Principal borrowed:	$19,000.00	< 31 days late:	0 ( 0% )	640-659 (Mar-2008) 620-639 (Jun-2007)
Principal balance:	$3,860.53	31+ days late:	0 ( 0% )
Total payments billed:	32
Description
College Expenses MBA
Purpose of loan:
This loan will be used to? fund coursework towards MBA

My financial situation:
I am a good candidate for this loan because? I have a solid employment, have paid off one Prosper not early, and current on another

Monthly net income: $ 6500

Monthly expenses: $
??Housing: $ 1500
??Insurance: $ included above
??Car expenses: $ 800
??Utilities: $ 300
??Phone, cable, internet: $ 150
??Food, entertainment: $ 300
??Clothing, household expenses $ 300
??Credit cards and other loans: $?1200
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 465300
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.25%	Starting borrower rate/APR:	27.25% / 29.59%	Starting monthly payment:	$204.80

Auction yield range:	10.98% - 26.25%	Estimated loss impact:	10.65%
Lender servicing fee:	1.00%	Estimated return:	15.60%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Apr-2005	Debt/Income ratio:	22%
Basic (1-10):	6	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	7 / 4	Length of status:	6y 6m
Credit score:	700-719 (Jul-2010)	Total credit lines:	9	Occupation:	Religious
Now delinquent:	0	Revolving credit balance:	$6,084	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	76%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	treasure-fiesta	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to pay off all existing debt.

My financial situation:
I am a good candidate for this loan because I am highly motivated to pay off all my my existing debt within a years time. I am currently in an extremely cheap housing situation and all the money I save in rent will be going toward paying off debt.

Monthly net income: $1900.00

Monthly expenses: $ 1100.00
??Housing: $100.00
??Insurance: $100.00
??Car expenses: $120.00
??Utilities: $60.00
??Phone, cable, internet: $60.00
??Food, entertainment: $200.00
??Clothing, household expenses $100.00
??Credit cards and other loans: $400.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 465306
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$203.56

Auction yield range:	16.98% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-2001	Debt/Income ratio:	Not calculated
Basic (1-10):	1	Inquiries last 6m:	5	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	3 / 3	Length of status:	2y 3m
Credit score:	620-639 (Jul-2010)	Total credit lines:	11	Occupation:	Truck Driver
Now delinquent:	0	Revolving credit balance:	$295	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	39%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	11
Screen name:	nshabani6	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 2	On-time:	18 ( 100% )	620-639 (Latest)
Principal borrowed:	$4,200.00	< 31 days late:	0 ( 0% )	680-699 (Jan-2010) 640-659 (May-2008)
Principal balance:	$0.92	31+ days late:	0 ( 0% )
Total payments billed:	18
Description
Debt Consolidation
Purpose of loan:
This loan will be used to consolidate loans and credit cards.

My financial situation:
I am a good candidate for this loan because? I have not had a delinquincy in over 5 years. This will be my 3rd prosper loan , 100% on time on the previous 2.

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 465324
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	16.98% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-1993	Debt/Income ratio:	9%
Basic (1-10):	4	Inquiries last 6m:	6	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	6 / 3	Length of status:	0y 9m
Credit score:	680-699 (Jun-2010)	Total credit lines:	67	Occupation:	Administrative Assi...
Now delinquent:	0	Revolving credit balance:	$783	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	20%
Public records last 12m / 10y:	0/ 1	Homeownership:	No
Delinquencies in last 7y:	2
Screen name:	generosity-sapling	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying for college
Purpose of loan:
This loan will be used to? go to college on a fulltime basis so that I can improve the quality of life that I provide for my son.

My financial situation:
I am a good candidate for this loan because? even though I do have a bankruptcy on my credit report I am a responsible person with my finances.? I had to file bankruptcy due to a divorce situation and since the bankruptcy was discharged I have been able to obtain 2 car loans and 2 credit cards.? With re-establishing my credit I have always paid more than the minimum on my credit cards and I have paid more on my car payments also.? You hear about how there are loans out there for single moms to go back to college and that there is help out there to make your dreams come true but at every turn I have been denied.? I just want to show my son that it is never to late to go to college and that with persistance you can do what you set out to do.

Monthly net income: $ 3781.12

Monthly expenses: $
??Housing: $ 1420.00
??Insurance: $ 65
??Car expenses: $ 485
??Utilities: $ 100
??Phone, cable, internet: $ 140
??Food, entertainment: $ 100
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 50
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 465330
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	23.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$278.32

Auction yield range:	16.98% - 23.00%	Estimated loss impact:	19.32%
Lender servicing fee:	1.00%	Estimated return:	3.68%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-1996	Debt/Income ratio:	18%
Basic (1-10):	5	Inquiries last 6m:	3	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	21 / 20	Length of status:	7y 1m
Credit score:	660-679 (Jul-2010)	Total credit lines:	35	Occupation:	Computer Programmer
Now delinquent:	0	Revolving credit balance:	$6,279	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	76%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	unique-diversification9	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Help me get back on track!
Purpose of loan:
This loan will be used to consolidate my debt.? In the last year my family has had ups and downs, which has affected my debt.? My son was born and 3 month after my husband was diagnosed with Leukemia, and I was out of work for sometime.? During this time I incurred more debt as I wasn't living at home and we were in and out of hospitals.?

My financial situation:
I am a good candidate for this loan because I'm responsible and just got into a rut.? I can pay off the debt but would like to do it faster and get back on track.? Furthermore, I want to be able to start putting money away for my son's future.?

Monthly net income: $4400 ????

Monthly expenses: $
??Housing: $ 2300
??Insurance: $
??Car expenses: $530
??Utilities: $ 250 ????
??Phone, cable, internet: $ 180
??Food, entertainment: $ 300
??Clothing, household expenses $
??Credit cards and other loans: $ 300
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 465336
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$113.09

Auction yield range:	16.98% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-2008	Debt/Income ratio:	8%
Basic (1-10):	5	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	4 / 4	Length of status:	3y 11m
Credit score:	640-659 (Jul-2010)	Total credit lines:	5	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$1,031	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	44%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	value-taxi	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
moving deposit
?

My financial situation:
I am a good candidate for this loan because?
i been never late on my bill or to work i am fully a response person and my wife is a full time employee as will
Monthly net income: $
2400
Monthly expenses: $
??Housing: $ 700.00
??Insurance: $?100.00
??Car expenses: $?200
??Utilities: $ 150
??Phone, cable, internet: $ 105.00
??Food, entertainment: $ 250.00
??Clothing, household expenses $100.00
??Credit cards and other loans: $ 200
??Other expenses: $ 195.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 465360
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$158.33

Auction yield range:	16.98% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-1997	Debt/Income ratio:	15%
Basic (1-10):	1	Inquiries last 6m:	10	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	3 / 4	Length of status:	4y 11m
Credit score:	640-659 (Jul-2010)	Total credit lines:	22	Occupation:	Administrative Assi...
Now delinquent:	1	Revolving credit balance:	$880	Stated income:	$25,000-$49,999
Amount delinquent:	$120	Bankcard utilization:	21%
Public records last 12m / 10y:	0/ 1	Homeownership:	Yes
Delinquencies in last 7y:	3
Screen name:	loot-sensor5	Borrower's state:	Wyoming	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my medical bills
Purpose of loan:
This loan will be used to?pay off medical bills that have unfortunately accumulated due to a sudden illness. By paying on the medical bills some of my other, more important, monthly bills have fallen into delinquency.? I just need to pay them off so I am above status again.?

My financial situation:
I am a good candidate for this loan because? I have a very secure job with a solid monthly income. The medical bills and situation is the cause of falling behind.

Monthly net income: $ 3305.08

Monthly expenses: $
??Housing: $ 1353.00
??Insurance: $ 128.00
??Car expenses: $ 266.45
??Utilities: $?261.00
??Phone, cable, internet: $ 109.00
??Food, entertainment: $?350.00
??Clothing, household expenses $ 100.00?
??Credit cards and other loans: $ 100.00
??Other expenses: $ 250.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 465366
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	16.98%	Starting borrower rate/APR:	17.98% / 20.19%	Starting monthly payment:	$180.71

Auction yield range:	16.98% - 16.98%	Estimated loss impact:	18.94%
Lender servicing fee:	1.00%	Estimated return:	-1.96%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jan-1992	Debt/Income ratio:	17%
Basic (1-10):	5	Inquiries last 6m:	5	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	12 / 7	Length of status:	0y 1m
Credit score:	720-739 (Jun-2010)	Total credit lines:	28	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$9,250	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	52%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	attractive-nickel0	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off Credit Card Debt
About Me:
I work Full-time now as a Project Manager.? I started two companies over the course of an 8-year time span.? One was an IT consulting company and the other was a Website Design/Development and Project Management consulting company.? Both were successful for a while but due to the lack of residual income and to the economy, both ventures were dissolved. If you would like to know more information about me, please feel free to contact me directly.? Thank you.

Purpose of loan:
This loan will be used to pay off credit card debt.

My financial situation:
I am a good candidate for this loan because I never missed a payment, have great credit, and have a good paying job. I intend to pay this loan off by or before the time frame specified.

Monthly net income: $ 6,800 (just started a new job in June 2010 and can provide pay stub and have employment verified if requested)

Monthly expenses: $
??Housing: $ 0 (used to own. currently live with relative)
? Car Insurance: $ 200
??Car expenses: $ 275
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 10,000
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 465372
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,700.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	13.98%	Starting borrower rate/APR:	14.98% / 17.15%	Starting monthly payment:	$370.81

Auction yield range:	13.98% - 13.98%	Estimated loss impact:	14.60%
Lender servicing fee:	1.00%	Estimated return:	-0.62%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-2002	Debt/Income ratio:	24%
Basic (1-10):	6	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	13 / 12	Length of status:	2y 6m
Credit score:	640-659 (Jul-2010)	Total credit lines:	22	Occupation:	Computer Programmer
Now delinquent:	0	Revolving credit balance:	$25,419	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	93%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	BamaMatt	Borrower's state:	Alabama	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying Off Cards - NEVER BEEN LATE
Purpose of loan:
Paying off credit cards with higher interest rates.

My financial situation:
I am a good candidate for this loan because I have NEVER been late with any payment to anyone. I have historically had very high credit scores but due to unplanned life situations I was forced to run up my credit cards to a high utilization forcing my credit scores to dramatically drop. I have been in the same line of work for 10 years and I'm very secure in my current position.

Monthly net income: $3,820

Monthly expenses: $3,300
??Housing: $ 910
??Insurance: $ 130
??Car expenses: $ 525
??Utilities: $ 200
??Phone, cable, internet: $ 48
??Food, entertainment: $ 400
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 876
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 465384
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,250.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	26.50%	Starting borrower rate/APR:	27.50% / 29.84%	Starting monthly payment:	$380.12

Auction yield range:	13.98% - 26.50%	Estimated loss impact:	15.21%
Lender servicing fee:	1.00%	Estimated return:	11.29%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-1999	Debt/Income ratio:	17%
Basic (1-10):	6	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	11 / 4	Length of status:	8y 0m
Credit score:	640-659 (Jul-2010)	Total credit lines:	25	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$3,544	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	57%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	octosincity	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	22 ( 100% )	640-659 (Latest)
Principal borrowed:	$3,000.00	< 31 days late:	0 ( 0% )	700-719 (Jun-2010) 560-579 (Aug-2008) 560-579 (Jul-2008) 560-579 (May-2008)
Principal balance:	$1,005.00	31+ days late:	0 ( 0% )
Total payments billed:	22
Description
Pay Debt and start online business
Purpose of loan:
This loan is going to be used to pay off debt and to start a new business venture. I need to clear off my credit card debt before I start my online business ventures.

My financial situation:
I am a good candidate for this loan because, I am a returning member of PROSPER and this is my 2nd loan that I need. I am almost done with the first loan from 2008, but now I need some more money to get things going. I have NEVER missed a payment, and I tend to get decent Christmas bonuses from my job that I can make a bigger payment in January. Also, the company that I work for hopefully will sell in the next year ? and I would be able to pay off my loan in full.

Monthly net income: $ 5775.00

Monthly expenses: $
??Housing: $ 700
??Insurance: $ 81
??Car expenses: $ 207
??Utilities: $
??Phone, cable, internet: $ 85
??Food, entertainment: $ 400
??Clothing, household expenses $ 40
??Credit cards and other loans: $ 1000
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 451527
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$743.27

Auction yield range:	10.98% - 19.00%	Estimated loss impact:	10.45%
Lender servicing fee:	1.00%	Estimated return:	8.55%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-1986	Debt/Income ratio:	47%
Basic (1-10):	7	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	29 / 25	Length of status:	9y 3m
Credit score:	680-699 (Jul-2010)	Total credit lines:	59	Occupation:	Accountant/CPA
Now delinquent:	0	Revolving credit balance:	$130,530	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	59%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	newest-peaceful-felicity	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to consolidate debt.
My financial situation:
I am a good candidate for this loan because I haven't missed any obiligations to paying off my debt.

Monthly net income: $6000
Monthly expenses: $3,500.00
??Housing: $
??Insurance: $
??Car expenses: $100.00
??Utilities: $ 125.00
??Phone, cable, internet: $ 50.00
??Food, entertainment: $ 300.00
??Clothing, household expenses $ 50.00
??Credit cards and other loans: $ 2875.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453837
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$929.09

Auction yield range:	7.98% - 19.00%	Estimated loss impact:	8.94%
Lender servicing fee:	1.00%	Estimated return:	10.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Feb-2003	Debt/Income ratio:	40%
Basic (1-10):	4	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	15 / 14	Length of status:	4y 0m
Credit score:	780-799 (Jul-2010)	Total credit lines:	15	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$15,442	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	16%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	bright-wealth1	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Business loan for a Banker
Purpose of loan:
This loan, together with my own money, will be used to purchase a Retail & Online Apparel & Footwear Boutique in a class A shopping mall. Some of the famous brand name shops are here: Apple, Abercrombie & Fitch, Banana Republic, Bebe, Ben Bridge, California Pizza Kitchen, Coach, Guess, Metropark, Nordstrom, Sephora and Forever 21.This clothing, apparel, accessories, and footwear boutique is both a retail boutique and an online, web-based business. Founded in 2007, this business is a hybrid crossover lifestyle concept catering to those who are into the artistic, athletic, and streetwear cultures.The business has experienced growth in every year. The website is in its third generation and is top-notch.

I am a good candidate for this loan because I have been working for a major European Bank for more than 4 years and I also have a graduate degree in business and finance.

Here are some details:
Asking Price: $ 69,000
Annual Revenue (2009):???? $ 446,000
Merchandise Sales_Store: $ 229,000
Merchandise Sales_Web:? $ 217,000
Seller Discretionary Income (2009): $ 105,000

My goal is to repay this loan within 2 years or sooner. I am very confidant in this business model and I believe the business still has potential to grow.

Please feel free to let me know if you have any questions.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 458909
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	16.98% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-2002	Debt/Income ratio:	26%
Basic (1-10):	5	Inquiries last 6m:	4	Employment status:	Full-time employee
Enhanced (1-5):	1	Current / open credit lines:	11 / 10	Length of status:	5y 10m
Credit score:	700-719 (Jul-2010)	Total credit lines:	27	Occupation:	Teacher
Now delinquent:	0	Revolving credit balance:	$26,486	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	98%
Public records last 12m / 10y:	0/ 1	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	Goldilocks_57	Borrower's state:	Maryland	Borrower's group:	Debt Consolidators
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	55 ( 95% )	700-719 (Latest)
Principal borrowed:	$13,001.00	< 31 days late:	3 ( 5% )	720-739 (Mar-2008) 720-739 (Jul-2007)
Principal balance:	$1,970.83	31+ days late:	0 ( 0% )
Total payments billed:	58
Description
Fixing my Car - major work
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 459297
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	16.98%	Starting borrower rate/APR:	17.98% / 20.19%	Starting monthly payment:	$903.56

Auction yield range:	16.98% - 16.98%	Estimated loss impact:	25.94%
Lender servicing fee:	1.00%	Estimated return:	-8.96%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-1993	Debt/Income ratio:	Not calculated
Basic (1-10):	2	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	12 / 11	Length of status:	3y 4m
Credit score:	680-699 (Jul-2010)	Total credit lines:	25	Occupation:	Sales - Commission
Now delinquent:	0	Revolving credit balance:	$17,902	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	94%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	impeccable-credit0	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt Consolidation
Purpose of loan:
This loan will be used to pay off all mey credit cards and one car?loan.? ?

My financial situation:
I am a good candidate for this loan because I am a responsible borrower.?My household income is in excess of $130,000 (includes my husbband's salary)?

Monthly net income: $ 3800

Monthly expenses: $ 3200
??Housing: $ 1000
??Insurance: $ 50
??Car expenses: $ 650
??Utilities: $ 120
??Phone, cable, internet: $ 50
??Food, entertainment: $ 500
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 500
??Other expenses: $ 50
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 459339
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 39.15%	Starting monthly payment:	$45.24

Auction yield range:	13.98% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-2001	Debt/Income ratio:	21%
Basic (1-10):	6	Inquiries last 6m:	4	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	8 / 7	Length of status:	2y 5m
Credit score:	620-639 (Jul-2010)	Total credit lines:	24	Occupation:	Sales - Retail
Now delinquent:	0	Revolving credit balance:	$2,864	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	90%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	13
Screen name:	inumer	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	21 ( 100% )	620-639 (Latest)
Principal borrowed:	$1,000.00	< 31 days late:	0 ( 0% )	620-639 (Aug-2008)
Principal balance:	$496.39	31+ days late:	0 ( 0% )
Total payments billed:	21
Description
Relocation Loan
Purpose of loan:
This loan will be used to help my family move to a new location. It will pay for the moving expenses as well as the security deposit..

My financial situation:
I am a good candidate for this loan because I have no outstanding bills and I make sure I pay everything on time every month..

Monthly net income: $
Sams - $1000
(Spouse) Adecco/Roche - $1200

Monthly expenses: $
??Housing: $ 640
??Insurance: $ 100
??Car expenses: $ 160
??Utilities: $ 100
??Phone, cable, internet: $ 120
? Credit cards and other loans: $ 200
? Kids Expenses: $ 50
? Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 459523
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,700.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	6.85%	Starting borrower rate/APR:	7.85% / 9.93%	Starting monthly payment:	$272.02

Auction yield range:	3.98% - 6.85%	Estimated loss impact:	2.11%
Lender servicing fee:	1.00%	Estimated return:	4.74%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Feb-2000	Debt/Income ratio:	5%
Basic (1-10):	8	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	6 / 5	Length of status:	4y 2m
Credit score:	760-779 (Jul-2010)	Total credit lines:	20	Occupation:	Nurse (RN)
Now delinquent:	0	Revolving credit balance:	$97,559	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	20%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	note-samaritan	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	7 ( 100% )	760-779 (Latest)
Principal borrowed:	$10,000.00	< 31 days late:	0 ( 0% )	780-799 (Oct-2009) 800-819 (Aug-2009)
Principal balance:	$8,365.70	31+ days late:	0 ( 0% )
Total payments billed:	7
Description
Re-fi good status
Purpose of loan:
I?am using this loan to re-finance my current Prosper loan.
My financial situation:
I have an excellent standing on my payment status. Currently on a stable, same job I have since my last loan. For investors, giving me this loan is a guarantee to see your money back. Thank you.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 459621
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,700.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	25.25%	Starting borrower rate/APR:	26.25% / 28.57%	Starting monthly payment:	$149.57

Auction yield range:	10.98% - 25.25%	Estimated loss impact:	10.62%
Lender servicing fee:	1.00%	Estimated return:	14.63%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-2004	Debt/Income ratio:	66%
Basic (1-10):	7	Inquiries last 6m:	0	Employment status:	Part-time employee
Enhanced (1-5):	4	Current / open credit lines:	6 / 6	Length of status:	1y 11m
Credit score:	640-659 (Jun-2010)	Total credit lines:	16	Occupation:	Sales - Commission
Now delinquent:	0	Revolving credit balance:	$29,554	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	96%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	first-class-credit329	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off Credit Card
Purpose of loan:
This loan will be used to start getting debt off my credit cards (revolving balance).

My financial situation: I originally purchased a car with my boyfriend, who quickly is helping me pay it off on my credit card. I am a recent college graduate and have been working a lot this summer to pay off that credit card, but it still worries me that such a high balance is revolving on my credit card. I recently came into a new job, which adds more to my pay. I have been responsible about making the credit cards in a timely and consistent manner, but would rather have it on a loan than my credit card. I still live at home and my parents are very helpful with all my necessary expenses, as my income serves more for a personal use and is being concentrated towards the credit card bill. My boyfriend and I are looking into selling the car and financing something more for less through a bank loan.
I am a good candidate for this loan because I am very responsible: I am timely and consistent in my payments and I am conscious about my credit score, which used to be 720 until I put this car on my credit card.

Monthly net income: $ 2000

Monthly expenses: $
??Housing: $0
??Insurance: $0
??Car expenses: $80
??Utilities: $0
??Phone, cable, internet: $60
??Food, entertainment: $100
??Clothing, household expenses $50
??Credit cards and other loans: $800, what i usually send to pay off credit card, which I am trying to refinance
??Other expenses: $0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 462471
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$19,900.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	20.00%	Starting borrower rate/APR:	21.00% / 23.25%	Starting monthly payment:	$749.73

Auction yield range:	16.98% - 20.00%	Estimated loss impact:	35.63%
Lender servicing fee:	1.00%	Estimated return:	-15.63%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-1977	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	1	Inquiries last 6m:	2	Employment status:	Self-employed
Enhanced (1-5):	2	Current / open credit lines:	8 / 7	Length of status:	20y 2m
Credit score:	700-719 (Jun-2010)	Total credit lines:	21	Occupation:	Professional
Now delinquent:	1	Revolving credit balance:	$4,474	Stated income:	$25,000-$49,999
Amount delinquent:	$124	Bankcard utilization:	97%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	5
Screen name:	cagumshoe	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Guard A Kid San Diego - FRANCHISE
Purpose of loan:
This loan will be used to fund and begin operation of the Corporate sponsored Guard A Kid franchise in San Diego County California.? I have a 19 page business plan which is a must read.? Just email me as it's extensive.? I'd want ALL my bidders to know, the safety and identification of our children puts this endeavor at the top of the list for investors.? My background is in Law Enforcement and Private Investigations.
My financial situation:
I am a good candidate for this loan because I have had a previous business loan 15 years ago and it was paid in full in 5 years.? I am a homeowner currently, awaiting permanent employment.? This opportunity recently arose and has now become a reality.? I have some income, but probably not enough to come up with the required franchise fee by August 1, 2010, which is our deadline so we can begin for the new school year.

Monthly net income: $ 3,000.

Monthly expenses: $ 2,400.
??Housing: $ 1,900
??Insurance: $ 100
??Car expenses: $ 59.
??Utilities: $ 80.
??Phone, cable, internet: $ 100.
??Food, entertainment: $ 140.
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 279.
??Other expenses: $ 200.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 463493
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,300.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$85.48

Auction yield range:	13.98% - 19.00%	Estimated loss impact:	14.84%
Lender servicing fee:	1.00%	Estimated return:	4.16%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-2002	Debt/Income ratio:	15%
Basic (1-10):	6	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	13 / 11	Length of status:	5y 3m
Credit score:	640-659 (Jun-2010)	Total credit lines:	18	Occupation:	Computer Programmer
Now delinquent:	0	Revolving credit balance:	$14,684	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	99%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	ideal-contract2	Borrower's state:	Oregon	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off 6 CC's to get ahead of debt
Net: $2800/mo
Bills: $2400/mo
Food, gas, basics: $400/mo
Current Situation:
I have appx 14.7k in credit card debt, refuse to file bankruptcy.?
Last 5+ years I have worked for the State of Oregon.?
I have very stable employment with a gov't agency.?
Homeowner as of Sept 2009, never late with a mortgage payment.
Our car is paid for, and I was never late on any of those payments.?
I can only make the min. payments on my credit cards.
I make sure I'm never late, as I can't afford the fees.?
I've been over my credit limit 3 times, never intentionally.?
I have too many credit cards with balances near the max limit, thus my 652 credit score.
Treading water, staying afloat, can't get ahead.
Strict budget in place, debt reduction is my #1 priority.?
I am an honest family man who works hard and pays his bills.?
I provide for my family every month - we don't have disposable income, but I pay all of our bills every month, on time, without fail.?
I will pay every cent of this loan back.?
Thank you.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464449
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,250.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$282.73

Auction yield range:	16.98% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-1994	Debt/Income ratio:	20%
Basic (1-10):	4	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	4 / 3	Length of status:	4y 3m
Credit score:	640-659 (Jun-2010)	Total credit lines:	12	Occupation:	Retail Management
Now delinquent:	0	Revolving credit balance:	$1,313	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	164%
Public records last 12m / 10y:	0/ 2	Homeownership:	No
Delinquencies in last 7y:	4
Screen name:	jobear	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	30 ( 91% )	640-659 (Latest)
Principal borrowed:	$4,300.00	< 31 days late:	3 ( 9% )	620-639 (May-2010) 600-619 (Apr-2010) 600-619 (Mar-2010) 600-619 (Feb-2010)
Principal balance:	$525.74	31+ days late:	0 ( 0% )
Total payments billed:	33
Description
Cleaning up debt
Purpose of loan:
The purpose of my second loan is to lump my high interest credit card bills and personal loans into one payment.

My financial situation:
This would be my second loan with Prosper.? I do still owe on my first loan with Prosper, but it is nearly paid off...I have 3 more payments.? My credit score is not the?greatest due to?my filing?bankruptcy in 2004, which was discharged.? This bankruptcy was the result of my closing a small coffee shop that I owned.? I? have made a few bad financial decisions in the last couple of years as I tried to get back on track and my credit has taken another beating.? On 3/4/2010 I received a promotion at the company that I have been with now for 4 years.? I have received a nice raise and have been re-assigned to a location much closer to home in an HR position.? Prosper has helped me once and I hope can help me again.? I refuse to give up.

I appreciate the time you have taken to read my request and hope that even though I am listed as "high risk", you give my loan consideration.

Thank You

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464481
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	32.00%	Starting borrower rate/APR:	33.00% / 35.42%	Starting monthly payment:	$352.89

Auction yield range:	16.98% - 32.00%	Estimated loss impact:	19.88%
Lender servicing fee:	1.00%	Estimated return:	12.12%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jan-1988	Debt/Income ratio:	21%
Basic (1-10):	5	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	7 / 7	Length of status:	8y 4m
Credit score:	640-659 (Jun-2010)	Total credit lines:	29	Occupation:	Attorney
Now delinquent:	0	Revolving credit balance:	$7,647	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	101%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	elevated-return5	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Getting rid of credit card debt
Purpose of loan:
This loan will be used to pay-off credit card debt.

My financial situation:
I am working on consolidating expenses and getting rid of credit card debt.?

I assure you?that I am a good candidate for this loan, because I pay all my bills timely;?I have a steady government job and have been employed with the government for over 12 years.?

Thank you in advance for your assistance.

Monthly net income: $ 6,274.00

Monthly expenses: $ 4,434.00
??Housing: $ 1,000.00
??Insurance: $ 125.00
?Car expenses: $200.00
??Utilities: $?200.00
??Phone, cable, internet: $?100.00
??Food, entertainment: $ 500.00
??Clothing, household expenses $ 200.00
Credit cards and other loans: $ 1934.00
??Other expenses: $ 175.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464605
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$678.54

Auction yield range:	16.98% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Feb-1996	Debt/Income ratio:	26%
Basic (1-10):	1	Inquiries last 6m:	6	Employment status:	Full-time employee
Enhanced (1-5):	1	Current / open credit lines:	9 / 10	Length of status:	7y 4m
Credit score:	660-679 (Jun-2010)	Total credit lines:	31	Occupation:	Tradesman - Electri...
Now delinquent:	2	Revolving credit balance:	$56,917	Stated income:	$100,000+
Amount delinquent:	$5,046	Bankcard utilization:	85%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	silver-pro9	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
debt consolidation
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464669
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	25.38%	Starting borrower rate/APR:	26.38% / 28.71%	Starting monthly payment:	$121.48

Auction yield range:	10.98% - 25.38%	Estimated loss impact:	10.63%
Lender servicing fee:	1.00%	Estimated return:	14.75%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-2003	Debt/Income ratio:	12%
Basic (1-10):	7	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	5 / 3	Length of status:	2y 11m
Credit score:	660-679 (Jun-2010)	Total credit lines:	5	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$1,292	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	61%
Public records last 12m / 10y:	0/ 1	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	unbeatable-investment372	Borrower's state:	Michigan	Borrower's group:	Have Money - Will Bid
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay Off Debt & Car Repairs
Purpose of loan:
This loan will be used to? Pay off my credit cards and repair my vehicle so I can get to work.

My financial situation:
I am a single mom and this is my only vehicle. I currently drive an hour back and forth to work everyday which puts a lot of wear and tear on my car. The bearings are going out,the shocks and struts and tires need to be replaced. A new car is not in my budget but the repairs to keep it going are. I am a good candidate for this loan because I do have stable employment and I pay my bills on time and have never been late. By consolidating my credit cards into one payment it will save me over $75.00 a month which I plan to put in savings and I can get my vehicle repaired also.

Monthly income: $ 1367.20 (After Taxes)

Monthly expenses: $
??Housing: None, live with family
??Insurance: $ 189.00
??Car expenses: $ 240.00 for gas
??Utilities: None
??Phone, cable, internet: $ 100.00
??Food, entertainment: $ 100.00-150.00
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464819
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	9.43%	Starting borrower rate/APR:	10.43% / 10.78%	Starting monthly payment:	$811.74

Auction yield range:	2.98% - 9.43%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	7.92%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-1989	Debt/Income ratio:	14%
Basic (1-10):	7	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	4 / 4	Length of status:	16y 8m
Credit score:	800-819 (Jun-2010)	Total credit lines:	24	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$13,830	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	46%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	the-marketplace-reformer	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Striking Credit/Experience
My company is involved in several lines of work; Development, Construction, Brokerage, and Facilities Management. Today we are focused on the two ?fee for service? units that continue to do well in this downturn, Brokerage and Management.
Our construction unit, which has been shuttered, has outstanding obligations?all of which are subject to negotiated terms. Put differently, we owe a number of subcontractor?s money. This loan will be used to restructure some of these terms. We owe 9 subcontractors nearly $140,000. Again?.all of this money is being paid under terms proactively negotiated with each sub. These are zero interest notes and I would suggest that our ability to secure terms from each sub, without exception, is evidence of our good standing. Most of these 9 notes are 24 month term and result in payments that are very easy for us to service through the free and clear cash flow of our other units of business. Several however are termed out over a much shorter period and result in tougher ?nuts? to crack over the next 6-8 months.

There are 4 such agreements. They total nearly $30,000 of the $140,000. I can retire these 4 subcontractors with a $25,000 Prosper loan. Such an arrangement evens out the monthly burden associated with shuttering this unit of business. Not one dollar of the Proper proceeds translates to new debt. Rather, the Prosper dollars replace existing debt. While we become subject to interest, the monthly burden is more tolerable, particularly in the near term.

Please consider my credit and the following:

No liens, judgments, foreclosure, forbearance or any other civil filings of any type. No tax liens and all taxes current through 2009, all withholdings and other payroll obligations currents, no back pay owed to any employees. There is no big spooky operating secret.
Please do not confuse our role as a real estate practitioner with an automatic death sentence. We are one of the survivors. We had capacity and used it. We have remaining capacity and hope not to use it, instead earning out our remaining obligations over the next 24-36 months. All indications are that we will succeed.

We have remained bulletproof from a credit perspective and will remain so. You will be repaid should you elect to invest with us.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464831
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$90.47

Auction yield range:	16.98% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Apr-1994	Debt/Income ratio:	36%
Basic (1-10):	5	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	10 / 10	Length of status:	5y 5m
Credit score:	660-679 (Jul-2010)	Total credit lines:	46	Occupation:	Professional
Now delinquent:	1	Revolving credit balance:	$14,471	Stated income:	$25,000-$49,999
Amount delinquent:	$5,499	Bankcard utilization:	93%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	1
Screen name:	macygray333	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Saving my home from foreclosure
Purpose of loan:
This loan will be used to pay back Bank of America for the 2nd installment of property taxes they paid to preserve their interest in my property when I was in default because their Borrower's Protection Plan denied a medical claim I had filed in January 2010. I recently fought them and won and they applied $4,888 towards my balance. However, while I was in default status, they paid my property taxes. In order to keep my payments at $954 per month, they are demanding that I pay them back the 2nd installment of property taxes. I do not owe them $5,499 as stated and can prove it. By the way, the claim I filed under the Borrower's Protection Plan was for a work related injury which caused me to have 2 rotator cuff surgeries within 1 and 1/2 years forcing me to live on 2/3rds of my regular pay. I recently returned to work.

My financial situation:
I am a good candidate for this loan because I do pay my bills?every month and on time. When I give my word, I keep my word. I will go without eating to pay a bill that is due.

Monthly net income: $ 2600.00

Monthly expenses: $
??Housing: $ 954.00
??Insurance: $ 0
??Car expenses: $ 326.00
??Utilities: $?36.00
??Phone, cable, internet: $ 120.00
??Food, entertainment: $ 50.00
??Clothing, household expenses $ 0
??Credit cards and other loans: $ 500.00
??Other expenses: $ Homeowner's Dues-$326.00 Per month
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464843
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	14.00%	Starting borrower rate/APR:	15.00% / 17.17%	Starting monthly payment:	$173.33

Auction yield range:	10.98% - 14.00%	Estimated loss impact:	10.31%
Lender servicing fee:	1.00%	Estimated return:	3.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-1988	Debt/Income ratio:	43%
Basic (1-10):	8	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	18 / 16	Length of status:	5y 1m
Credit score:	680-699 (Jun-2010)	Total credit lines:	36	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$43,759	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	96%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	bid-laser5	Borrower's state:	Oregon	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off credit cards
Purpose of loan:
This loan will be used for?
I would like to pay high int credit cards and HELP my son start college in the fall,
My financial situation:
I am a good candidate for this loan because??
I always pay my bills on time, no late pays and i want to keep my good credit I'v been working in the same field for over 25 years? with no layoff my husbands net income is 3200 a month
Monthly net income: $
2400 my
Monthly expenses: $
??Housing: $?0??Insurance: $ 100
??Car expenses: $ 140
??Utilities: $ 100
??Phone, cable, internet: $ 75
??Food, entertainment: $ 200
??Clothing, household expenses $?100
??Credit cards and other loans: $500?
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464845
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	12.98%	Starting borrower rate/APR:	13.98% / 16.14%	Starting monthly payment:	$205.01

Auction yield range:	5.98% - 12.98%	Estimated loss impact:	5.22%
Lender servicing fee:	1.00%	Estimated return:	7.76%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Apr-1998	Debt/Income ratio:	23%
Basic (1-10):	8	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	11 / 11	Length of status:	18y 9m
Credit score:	720-739 (Jul-2010)	Total credit lines:	17	Occupation:	Sales - Retail
Now delinquent:	0	Revolving credit balance:	$4,783	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	6%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	jeffandjigz	Borrower's state:	Texas	Borrower's group:	Socorro Capital Partners
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	34 ( 100% )	720-739 (Latest)
Principal borrowed:	$5,000.00	< 31 days late:	0 ( 0% )	740-759 (Sep-2009) 660-679 (Dec-2007) 660-679 (Apr-2006)
Principal balance:	$2,409.09	31+ days late:	0 ( 0% )
Total payments billed:	34
Description
Debt Consolidation
Purpose of loan:
This loan will be used to consolidate some recent credit card debt into a single monthly payment.? I made some large purchases lately and placed them on my credit card.?
I would like to consolidate all my monthly payments into just one payment each month.? This will also be used to pay off my current Prosper loan.
Employment and income: Solid work history. I am employed by a major airline for the last 18+ years.? I am currently working at our telephone reservation center for the past 9+ years.

My financial situation:
I am a good candidate for this loan because? In much better shape. I am now saving each month towards buying a house. I recently purchased a new vehicle in cash. I do have a little bit of variance in my income month to month but with this loan in place I can keep on track towards my long term goals. My plan uses the stock market for long term and a high interest savings account for safety.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464855
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	7.50%	Starting borrower rate/APR:	8.50% / 10.59%	Starting monthly payment:	$157.84

Auction yield range:	3.98% - 7.50%	Estimated loss impact:	2.11%
Lender servicing fee:	1.00%	Estimated return:	5.39%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-1988	Debt/Income ratio:	13%
Basic (1-10):	9	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	22 / 19	Length of status:	15y 10m
Credit score:	780-799 (Jul-2010)	Total credit lines:	57	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$258,097	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	17%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	VonAp	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Investinme
This loan will be used to invest in other Prosper loans,
I am employed full time and own my house outright even though it says that I don't own a home on here. The revolving credit that is shown is my home equity line of credit that I hit from time to time and then pay it off.
I am an avid stock market investor so this will be a new twist for me.
I have never defaulted on any loan so am a great risk if you are having any doubt.
I have about 4 or 5 Prosper loans that I am invested in and so far all my Prosper investing has been positive. With this loan I will have to take on some risk in other people on here so I hope my luck continues.
I am looking forward to this experience.

Thanks
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464885
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$542.83

Auction yield range:	16.98% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-1998	Debt/Income ratio:	20%
Basic (1-10):	1	Inquiries last 6m:	1	Employment status:	Retired
Enhanced (1-5):	2	Current / open credit lines:	2 / 1	Length of status:	23y 8m
Credit score:	640-659 (Jul-2010)	Total credit lines:	32	Stated income:	$25,000-$49,999
Now delinquent:	1	Revolving credit balance:	$885
Amount delinquent:	$1,037	Bankcard utilization:	88%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	4
Screen name:	selector5	Borrower's state:	Alabama	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
My loan for home improvement
Purpose of loan:
This loan will be used to?
Home repairs
My financial situation:
I am a good candidate for this loan because?
I have very little debt
Monthly net income: $
2,800
Monthly expenses: $
??Housing: $ -0-
??Insurance: $ 200.00
??Car expenses: $?175.00
??Utilities: $ 150.00
??Phone, cable, internet: $ 125.00
??Food, entertainment: $ 150.00
??Clothing, household expenses $ 100.00
??Credit cards and other loans: $ 75.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464887
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,900.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	33.28%	Starting borrower rate/APR:	34.28% / 36.72%	Starting monthly payment:	$130.01

Auction yield range:	13.98% - 33.28%	Estimated loss impact:	15.53%
Lender servicing fee:	1.00%	Estimated return:	17.75%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-1990	Debt/Income ratio:	Not calculated
Basic (1-10):	6	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	13 / 12	Length of status:	1y 0m
Credit score:	680-699 (Jun-2010)	Total credit lines:	47	Occupation:	Sales - Retail
Now delinquent:	0	Revolving credit balance:	$24,727	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	97%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	3
Screen name:	typic67	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	26 ( 100% )	680-699 (Latest)
Principal borrowed:	$7,500.00	< 31 days late:	0 ( 0% )	640-659 (May-2010) 660-679 (Apr-2008)
Principal balance:	$2,645.38	31+ days late:	0 ( 0% )
Total payments billed:	26
Description
Need things for our farm market
Purpose of loan: we need to build up inventory of our most popular summer items like Mccutcheons? products and also improve a few things with our store

My financial situation:
I am a good candidate for this loan because? My history with my last prosper loan is perfect and?I have been in this business for life and now am able to do it full time year round

Monthly net income: $ 5500

Monthly expenses: $?3740
??Housing: $ 1560
??Insurance: $ 150
??Car expenses: $ 300
??Utilities: $ 300
??Phone, cable, internet: $ 130
??Food, entertainment: $ 100
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 800
??Other expenses: $ 300
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464899
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	14.00%	Starting borrower rate/APR:	15.00% / 17.17%	Starting monthly payment:	$259.99

Auction yield range:	10.98% - 14.00%	Estimated loss impact:	10.31%
Lender servicing fee:	1.00%	Estimated return:	3.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-1999	Debt/Income ratio:	23%
Basic (1-10):	7	Inquiries last 6m:	3	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	16 / 14	Length of status:	13y 1m
Credit score:	700-719 (Jun-2010)	Total credit lines:	30	Occupation:	Engineer - Mechanic...
Now delinquent:	0	Revolving credit balance:	$23,737	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	72%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	bewitching-contract	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Getting out of debt
Purpose of loan:
This loan will be used to:
Consolidate credit cards
My financial situation:
I am a good candidate for this loan because?
I know the importance of paying my bills
Monthly net income: $
$4500
Monthly expenses: $
??Housing: $ 1200??
??Insurance: $ 75????
??Car expenses: $ 1000
??Utilities: $ 125
??Phone, cable, internet: $ 200
??Food, entertainment: $ 50
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 1500
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464903
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 39.15%	Starting monthly payment:	$45.24

Auction yield range:	13.98% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-2006	Debt/Income ratio:	Not calculated
Basic (1-10):	7	Inquiries last 6m:	0	Employment status:	Not employed
Enhanced (1-5):	3	Current / open credit lines:	5 / 3	Length of status:	4y 10m
Credit score:	600-619 (Jul-2010)	Total credit lines:	9	Stated income:	Not employed
Now delinquent:	0	Revolving credit balance:	$2,901
Amount delinquent:	$0	Bankcard utilization:	96%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	muddddd	Borrower's state:	Arizona	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	40 ( 100% )	600-619 (Latest)
Principal borrowed:	$1,000.00	< 31 days late:	0 ( 0% )	620-639 (Aug-2009) 600-619 (Feb-2007)
Principal balance:	$0.00	31+ days late:	0 ( 0% )
Total payments billed:	40
Description
miscmedical eqpt
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $ 780.00
??Insurance: $ 65.00
??Car expenses: $ 40.00
??Utilities: $ 82.00
??Phone, cable, internet: $ 63.00
??Food, entertainment: $ 125? +
??Clothing, household expenses $ 25.00? +
??Credit cards and other loans: $ 100.00
??Other expenses: $ 30.00? +
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464905
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,500.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.20%	Starting borrower rate/APR:	9.20% / 11.30%	Starting monthly payment:	$175.41

Auction yield range:	3.98% - 8.20%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.08%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-1994	Debt/Income ratio:	8%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	4 / 4	Length of status:	27y 3m
Credit score:	760-779 (Jul-2010)	Total credit lines:	10	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$16,436	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	42%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	stable-capital7	Borrower's state:	Wyoming	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Payoff two credit cards
Purpose of loan:
This loan will be used to pay off two credit cards.? This will allow me to focus my remaining resources on then paying off one credit card with a larger balance.? I?would like to be debt free within a few years.?

My financial situation:
I am a good candidate for this loan because? I have a stable job, I am a homeowner with a family, and my lifestyle is not extravagant.? I am eligible to retire within the next five years if I choose and would like to be debt free before I actually do retire.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464909
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	9.43%	Starting borrower rate/APR:	10.43% / 10.78%	Starting monthly payment:	$487.04

Auction yield range:	2.98% - 9.43%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	7.92%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1996	Debt/Income ratio:	13%
Basic (1-10):	7	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	5 / 5	Length of status:	3y 10m
Credit score:	800-819 (Jul-2010)	Total credit lines:	17	Occupation:	Computer Programmer
Now delinquent:	0	Revolving credit balance:	$7,106	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	52%
Public records last 12m / 10y:	0/ 1	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	graceful-return0	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Help our family become debt free!
Thank you for taking the time to consider our loan offer!

We're a young family trying to become debt free ASAP. We moved to NC over three years ago and incurred some debt in the process which is currently on a few credit cards with high interest rates. Consolidating this debt into one payment with a fair interest rate is our goal, so we can move forward and take better control of our finances in other areas (household budgeting, taxes, etc).

We're honest hard-working people looking for a leg-up, and we would be honored to have your help!

Thank you so much!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464915
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,460.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$246.99

Auction yield range:	16.98% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-1978	Debt/Income ratio:	6%
Basic (1-10):	4	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	6 / 5	Length of status:	26y 6m
Credit score:	640-659 (Jul-2010)	Total credit lines:	38	Occupation:	Analyst
Now delinquent:	11	Revolving credit balance:	$3,546	Stated income:	$75,000-$99,999
Amount delinquent:	$3,555	Bankcard utilization:	104%
Public records last 12m / 10y:	0/ 1	Homeownership:	No
Delinquencies in last 7y:	22
Screen name:	ruffid00	Borrower's state:	Pennsylvania	Borrower's group:	VETTED BORROWERS
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidate Debt for Interest Relie
Purpose of Loan: Consolidate three distressing payday loans, a private note coming due, and my highest rate credit card.? This will save me $1,117/mo, put my budget back on track, allow me to satisfy all obligations and resume my debt pay-down.

Employment and Income: Very stable.? I am single, age 51, with comfortable income and excellent job security.? I am Operations Analyst for the nation's leading diagnostic testing and health services company.? Both corporate identity and my duties evolved over the 26 years I have been there. I began working in our new corporate data center in 2003.

My Financial Situation: Unpleasant.? I was rolling along, spending a little more and borrowing a little more as I went, but always paying extra on everything.? Then last December a $1,025 car maint/repair bill tripped me up so I went to a payday shop for a quick fix and now I can't get away. Their exorbitant interest caught me off guard.? The situation has snowballed into 3 payday traps plus 2 private loans to feed them.? I need a permanent solution, Prosper is it.?

Monthly expenses: Please refer to my member page for a detailed breakdown.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464917
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,800.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	8.00%	Starting borrower rate/APR:	9.00% / 11.09%	Starting monthly payment:	$120.84

Auction yield range:	7.98% - 8.00%	Estimated loss impact:	6.66%
Lender servicing fee:	1.00%	Estimated return:	1.34%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-2003	Debt/Income ratio:	19%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	6 / 6	Length of status:	1y 9m
Credit score:	680-699 (Jul-2010)	Total credit lines:	12	Occupation:	Executive
Now delinquent:	0	Revolving credit balance:	$5,528	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	26%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	benefit-duckling	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	9 ( 100% )	680-699 (Latest)
Principal borrowed:	$2,500.00	< 31 days late:	0 ( 0% )	700-719 (Sep-2009)
Principal balance:	$1,944.67	31+ days late:	0 ( 0% )
Total payments billed:	9
Description
just one credit card
Purpose of loan:
We have one high interest credit card from some dental work my husband got done. We have been paying it fine, but just want to pay it off quicker.

My financial situation:
I am a good candidate for this loan because I don't have car, mortgage, or student loan payments. Both my husband and myself have been working in the same place for 3 and 5 years respectively.? We have faithfully paid the previous debt consolidation loan that we took with prosper, and this is just the next step in our progress.

Monthly net income: $ 1700

Monthly expenses: $
??Housing: $ 360
??Insurance: $ 40
??Car expenses: $ 20
??Utilities: $ 60
??Phone, cable, internet: $ 80
??Food, entertainment: $ 400
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 130
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464923
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	25.25%	Starting borrower rate/APR:	26.25% / 28.84%	Starting monthly payment:	$60.64

Auction yield range:	10.98% - 25.25%	Estimated loss impact:	10.62%
Lender servicing fee:	1.00%	Estimated return:	14.63%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1995	Debt/Income ratio:	18%
Basic (1-10):	7	Inquiries last 6m:	4	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	7 / 6	Length of status:	12y 10m
Credit score:	660-679 (Jul-2010)	Total credit lines:	17	Occupation:	Police Officer/Corr...
Now delinquent:	0	Revolving credit balance:	$5,346	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	85%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	6
Screen name:	payment-pagoda	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Auto Repair
Purpose of loan:
This loan will be used to rebuild the engine in my?vehicle.?

My financial situation:
I am a good candidate for this loan because I have a good credit score and a low debt to credit and debt to income ratio.

Monthly net income: $ 2800

Monthly expenses: $
??Housing: $ 0
??Insurance: $ 75
??Car expenses: $ 447
??Utilities: $ 150
??Phone, cable, internet: $ 100
??Food, entertainment: $?200
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 120
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464927
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$11,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	11.00%	Starting borrower rate/APR:	12.00% / 14.13%	Starting monthly payment:	$365.36

Auction yield range:	10.98% - 11.00%	Estimated loss impact:	10.23%
Lender servicing fee:	1.00%	Estimated return:	0.77%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-1997	Debt/Income ratio:	59%
Basic (1-10):	7	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	15 / 15	Length of status:	17y 6m
Credit score:	720-739 (Jul-2010)	Total credit lines:	24	Occupation:	Retail Management
Now delinquent:	0	Revolving credit balance:	$92,323	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	76%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	dinero-habanero	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off Discover Card
Purpose of loan:
This loan will be used to pay off a high interest credit card.

My financial situation:
I am a good candidate for this loan because I have always made my payments on time.? My wife and I accumulated a significant amount of debt in an effort to become pregnant (which we did!!).? We have always kept our accounts in good standing.? Now that we have a beautifull baby girl after 5 years of fertility treatments with very little help from health insurance, we are?begining our get out of debt plans.?We do not have automobile or health insurance expenses, those are employer paid.? We are in year 8 of our 15 year fixed rate 5.6% mortgage.???Thank you for your consideration.?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464929
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	21.55%	Starting borrower rate/APR:	22.55% / 24.82%	Starting monthly payment:	$192.38

Auction yield range:	7.98% - 21.55%	Estimated loss impact:	8.51%
Lender servicing fee:	1.00%	Estimated return:	13.04%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-1995	Debt/Income ratio:	13%
Basic (1-10):	8	Inquiries last 6m:	3	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	13 / 13	Length of status:	1y 2m
Credit score:	700-719 (Jul-2010)	Total credit lines:	30	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$8,237	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	46%
Public records last 12m / 10y:	0/ 1	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	lean-asset041	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
PAY OFF DEBTS
Purpose of loan:
This loan will be used to? payoff credit card debts

My financial situation:
I am a good candidate for this loan because . i have a steady job. I also have a part time job to supplement my income. I am a responsible person

Monthly net income: $ 4686

Monthly expenses: $ 3564
??Housing: $ 789
??Insurance: $ 150
??Car expenses: $ 325
??Utilities: $ 200
??Phone, cable, internet: $ 100
??Food, entertainment: $?200
??Clothing, household expenses $ 600
??Credit cards and other loans: $ 1000
??Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464935
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	25.25%	Starting borrower rate/APR:	26.25% / 30.18%	Starting monthly payment:	$40.42

Auction yield range:	10.98% - 25.25%	Estimated loss impact:	10.62%
Lender servicing fee:	1.00%	Estimated return:	14.63%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jan-1999	Debt/Income ratio:	Not calculated
Basic (1-10):	7	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	8 / 7	Length of status:	11y 11m
Credit score:	640-659 (Jul-2010)	Total credit lines:	28	Occupation:	Laborer
Now delinquent:	0	Revolving credit balance:	$10,644	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	70%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	understanding-peso5	Borrower's state:	Connecticut	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off a debt.
Purpose of loan:
This loan will be used to? pay down a credit card with a very high interest rate.

My financial situation:
I am a good candidate for this loan because always pay my bills on time. never miss payments.

Monthly net income: $ 1700.00

Monthly expenses: $
??Housing: $ 500
??Insurance: $ 105
??Car expenses: $ 0
??Utilities: $ 90
??Phone, cable, internet: $ 100
??Food, entertainment: $ 100
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 150
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464939
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,500.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	7.48%	Starting borrower rate/APR:	8.48% / 8.82%	Starting monthly payment:	$142.01

Auction yield range:	2.98% - 7.48%	Estimated loss impact:	1.50%
Lender servicing fee:	1.00%	Estimated return:	5.98%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-1989	Debt/Income ratio:	29%
Basic (1-10):	9	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	12 / 9	Length of status:	8y 11m
Credit score:	820-839 (Jun-2010)	Total credit lines:	39	Occupation:	Teacher
Now delinquent:	0	Revolving credit balance:	$33	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	graceful-peace0	Borrower's state:	Oklahoma	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Back in school for wife and I
Purpose of loan:
This loan will be used to
Assist with college costs
My financial situation:
I am a good candidate for this loan because?
I pay my bills
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464945
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,800.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	18.90%	Starting borrower rate/APR:	19.90% / 22.14%	Starting monthly payment:	$103.92

Auction yield range:	7.98% - 18.90%	Estimated loss impact:	6.94%
Lender servicing fee:	1.00%	Estimated return:	11.96%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-1999	Debt/Income ratio:	27%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	13 / 10	Length of status:	4y 0m
Credit score:	660-679 (Jun-2010)	Total credit lines:	24	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$9,752	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	85%
Public records last 12m / 10y:	0/ 1	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	HFEnterprise	Borrower's state:	Oklahoma	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	33 ( 100% )	660-679 (Latest)
Principal borrowed:	$4,000.00	< 31 days late:	0 ( 0% )	640-659 (Sep-2007)
Principal balance:	$401.59	31+ days late:	0 ( 0% )
Total payments billed:	33
Description
Credit Card Debt Consolidation
Purpose of loan:
This loan will be used to pay off 2 higher interest rate credit cards ($1200.00 @ 23.84% and $950.00 @ 26.99%), the remaining $401.59 left on my current Prosper loan and $400.00 left on Dell credit. Basically, the purpose is to consolidate 4 higher interest payments into one lower interest/ lower payment, also allows my credit score to increase more. Then use the monthly money saved to pay extra toward my vehicle to clear it off my bill list.

My financial situation:
I am a good candidate for this loan because of my payment history with my past Prosper loan and credit history in general. I have little-by-little increased my credit score, working toward much better credit. My credit history has no late or missed payments. I actually take my credit very seriously and have been progressively improving it. Any questions, just ask.

Monthly net income: $5099.74

Monthly expenses: $
??Housing: $ 1074.00
??Insurance: $103.27
??Car expenses: $604.00
??Utilities: $200.00
??Phone, cable, internet: $97.00
??Food, entertainment: $150.00
??Clothing, household expenses $100.00?
??Credit cards and other loans: $800.00?

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464947
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	16.98% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Feb-1997	Debt/Income ratio:	23%
Basic (1-10):	5	Inquiries last 6m:	5	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	17 / 17	Length of status:	2y 8m
Credit score:	720-739 (Jul-2010)	Total credit lines:	38	Occupation:	Computer Programmer
Now delinquent:	0	Revolving credit balance:	$12,571	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	54%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	yield-yoga	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit card
Purpose of loan:
This loan will be used to pay off the my Bank of America credit card. They lowered my credit limit close to my balance. After finance charges, I went over the limit and they raised my interest rate to 29.99%. I'm tired of paying so much interest to BOA. I'd rather pay it to an individual.

My financial situation:
I am a good candidate for this loan because I've never been late on any payments. My credit history is spotless. I plan to use automatic payments.

Monthly net income: $ 6000

Monthly expenses: $
??Housing: $ 1200
??Insurance: $ 100
??Car expenses: $ 300
??Utilities: $ 500
??Phone, cable, internet: $ 100
??Food, entertainment: $ 300
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 500
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464951
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	25.25%	Starting borrower rate/APR:	26.25% / 28.57%	Starting monthly payment:	$121.27

Auction yield range:	10.98% - 25.25%	Estimated loss impact:	10.62%
Lender servicing fee:	1.00%	Estimated return:	14.63%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jan-2000	Debt/Income ratio:	13%
Basic (1-10):	7	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	5 / 5	Length of status:	4y 2m
Credit score:	680-699 (Jul-2010)	Total credit lines:	16	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$840	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	79%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	4
Screen name:	benefit-society2	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidate
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464953
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	21.68%	Starting borrower rate/APR:	22.68% / 24.95%	Starting monthly payment:	$154.17

Auction yield range:	7.98% - 21.68%	Estimated loss impact:	8.51%
Lender servicing fee:	1.00%	Estimated return:	13.17%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-1989	Debt/Income ratio:	55%
Basic (1-10):	8	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	17 / 9	Length of status:	8y 11m
Credit score:	700-719 (Jun-2010)	Total credit lines:	47	Occupation:	Teacher
Now delinquent:	0	Revolving credit balance:	$11,432	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	92%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	rapid-gold	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Need to consolidate some bills
Purpose of loan:
This loan will be used to? combine some bills I have?so that I only have to?make one payment.? The money has gone to repair/replace things around my house and to pay for orthodontics for my teenage daughter.
My financial situation:
I am a good candidate for this loan because?I have worked continuously since I was 18 and out of high school.? I have a college degree.? I?have never been fired.? I just signed a three year contract at the high school where I teach so I?have a guaranteed job for the next three school years.? My debt to income ratioo looks high but is deceiving.? I got divorced two years ago.? My ex is mandated legally to pay off?many of the bills we had acquired together.? But, because my name is on some of the bills, they still show up in my credit reports.??I am a single mom and I really need this help. If you look at my credit history, I pay everything?on time.?I am dependable and always pay things off.?
Monthly net income: $ 3450.00

Monthly expenses: $
??Housing: $ 1110.00
??Insurance: $ 226.00
??Car expenses: $ 500.00
??Utilities: $ 300.00
??Phone, cable, internet: $ 110.00
??Food, entertainment: $ 300.00
??Clothing, household expenses $?200.00
??Credit cards and other loans: $ 300.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464957
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.00%	Starting borrower rate/APR:	18.00% / 20.21%	Starting monthly payment:	$180.76

Auction yield range:	16.98% - 17.00%	Estimated loss impact:	18.94%
Lender servicing fee:	1.00%	Estimated return:	-1.94%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jan-2001	Debt/Income ratio:	4%
Basic (1-10):	5	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	1 / 0	Length of status:	1y 11m
Credit score:	660-679 (Jul-2010)	Total credit lines:	3	Occupation:	Food Service Manage...
Now delinquent:	0	Revolving credit balance:	$0	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	the-openness-promiser	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off some extra bills
Purpose of loan:
This loan will be used to?pay off some extra bills. I just payed a good amount to the government for taxes and find myself in need of some more financial flexibility

My financial situation:
I am a good candidate for this loan because?I am responsible with my money and have a steady source of income. I am a salaried employee and can guarentee steady income to make all payments on time.
Monthly net income: $ 3000

Monthly expenses: $2100
??Housing: $?1200?
?Insurance: $ 80
??Car expenses: $ 0
??Utilities: $?50
??Phone, cable, internet: $?50
??Food, entertainment: $ 720
??Clothing, household expenses $?0
??Credit cards and other loans: $ 0
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464959
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	6.10%	Starting borrower rate/APR:	7.10% / 7.44%	Starting monthly payment:	$123.69

Auction yield range:	2.98% - 6.10%	Estimated loss impact:	0.60%
Lender servicing fee:	1.00%	Estimated return:	5.50%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jan-1999	Debt/Income ratio:	9%
Basic (1-10):	10	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	5 / 5	Length of status:	14y 1m
Credit score:	800-819 (Jul-2010)	Total credit lines:	17	Occupation:	Skilled Labor
Now delinquent:	0	Revolving credit balance:	$763	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	2%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	market-pudding	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Re-invest in Prosper
Purpose of loan:
This loan will be used to?Re-invest in Prosper

My financial situation:
I am a good candidate for this loan because?I currently have 266 active notes and the monthly payments from them will be used to pay for this loan.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464963
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	20.00%	Starting borrower rate/APR:	21.00% / 23.25%	Starting monthly payment:	$226.05

Auction yield range:	10.98% - 20.00%	Estimated loss impact:	10.48%
Lender servicing fee:	1.00%	Estimated return:	9.52%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-2004	Debt/Income ratio:	Not calculated
Basic (1-10):	7	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	13 / 12	Length of status:	4y 11m
Credit score:	720-739 (Jun-2010)	Total credit lines:	16	Occupation:	Sales - Commission
Now delinquent:	0	Revolving credit balance:	$11,899	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	23%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	enthusiastic-peso	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off Debt
Purpose of loan:
This loan will be used to pay off my credit card debt.

My financial situation:
I am a good candidate for this loan because i pay eveything on time, never late. I should be an AA or at least an A lol.. within 6 months i should be able to pay it off.

Monthly net income: $
3000 after everything is paid for.
Monthly expenses: $
??Housing: $ 300
??Insurance: $ 50
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $ 60
??Food, entertainment: $ 100
??Clothing, household expenses $
??Credit cards and other loans: $ 50
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464965
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	7.0%

Starting lender yield:	7.98%	Starting borrower rate/APR:	8.98% / 11.07%	Starting monthly payment:	$794.76

Auction yield range:	7.98% - 7.98%	Estimated loss impact:	7.16%
Lender servicing fee:	1.00%	Estimated return:	0.82%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-1969	Debt/Income ratio:	33%
Basic (1-10):	7	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	21 / 18	Length of status:	3y 1m
Credit score:	780-799 (Jun-2010)	Total credit lines:	36	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$29,152	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	40%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	blue-cordial-trade	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Widowed and debt consolidation
Purpose of loan:
Consolidate debt into one payment.

My financial situation:
I have a very good job and though I lost my husband last year, I have paid off some small debt and continue to pay over and above on all my accounts.

Monthly net income: $ 5,500

Monthly expenses: $
??Housing: $ 1,400
??Insurance: $ 153
??Car expenses: $ 401
??Utilities: $ 100
??Phone, cable, internet: $ 150
??Food, entertainment: $ 150
??Clothing, household expenses $
??Credit cards and other loans: $ 2000
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464971
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	13.00%	Starting borrower rate/APR:	14.00% / 16.16%	Starting monthly payment:	$68.36

Auction yield range:	10.98% - 13.00%	Estimated loss impact:	10.28%
Lender servicing fee:	1.00%	Estimated return:	2.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-1997	Debt/Income ratio:	12%
Basic (1-10):	7	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	5 / 5	Length of status:	7y 9m
Credit score:	700-719 (Jul-2010)	Total credit lines:	10	Occupation:	Food Service
Now delinquent:	0	Revolving credit balance:	$1,338	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	95%
Public records last 12m / 10y:	0/ 1	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	mystical-transparency5	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Need For Equipment!
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464975
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.20%	Starting borrower rate/APR:	9.20% / 11.30%	Starting monthly payment:	$79.73

Auction yield range:	3.98% - 8.20%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.08%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-2004	Debt/Income ratio:	Not calculated
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	17 / 17	Length of status:	1y 6m
Credit score:	700-719 (Jun-2010)	Total credit lines:	19	Occupation:	Executive
Now delinquent:	0	Revolving credit balance:	$146,493	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	97%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	responsible-trade	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Business Loan for Fin. Professional
Purpose of loan:
My primary occupation is a?managing partner?at an investment advisory firm along with being an investor in a couple different startup ventures.? As a professional in the financial services sector, I am always?keeping an eye?out for credit opportunities.? I have watched the Prosper marketplace for quite sometime and decided to give it a shot.? I plan to use this loan to add to my current liquidity and finance upcoming business expenses.? My ultimate goal is to build up a track record on Prosper so I can borrow further in the future and if this listing succeeds, I'll consider being an active lender in the marketplace.

My financial situation:
I am a good candidate for this loan because I have great credit,?I am in the finance business and very experienced in managing large amounts of money.? I have never missed a payment on any of my credit lines along with my property mortgage.? I have successfully managed extensive personal and business credit and often pay my credit lines weeks in advance.? Given my line of work, income, and credit history, at $2,000, this loan should be a fairly riskless investment to any Prosper Investor.

I thank you in advance for your time and consideration in bidding on my loan!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464977
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	7.0%

Starting lender yield:	21.93%	Starting borrower rate/APR:	22.93% / 25.21%	Starting monthly payment:	$580.10

Auction yield range:	7.98% - 21.93%	Estimated loss impact:	7.52%
Lender servicing fee:	1.00%	Estimated return:	14.41%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-1988	Debt/Income ratio:	18%
Basic (1-10):	6	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	11 / 9	Length of status:	14y 0m
Credit score:	760-779 (Jul-2010)	Total credit lines:	30	Occupation:	Doctor
Now delinquent:	0	Revolving credit balance:	$52,811	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	77%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	successful-social3	Borrower's state:	Kentucky	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay down credit cards, tuition
Purpose of loan:
This loan will be used to pay down credit card debt and meet upcoming tuition payments.

My financial situation:
I am a good candidate for this loan because I have a longstanding stable job and income.?

Monthly net income: $ 7700

Monthly expenses: $
??Housing: $ 2700
??Insurance: $ 400
??Car expenses: $ 300
??Utilities: $ 300
??Phone, cable, internet: $ 145?
??Food, entertainment: $ 200
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 1800
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464983
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	25.25%	Starting borrower rate/APR:	26.25% / 28.57%	Starting monthly payment:	$161.70

Auction yield range:	10.98% - 25.25%	Estimated loss impact:	10.62%
Lender servicing fee:	1.00%	Estimated return:	14.63%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-2004	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	8	Inquiries last 6m:	0	Employment status:	Self-employed
Enhanced (1-5):	5	Current / open credit lines:	10 / 9	Length of status:	7y 6m
Credit score:	640-659 (Jul-2010)	Total credit lines:	21	Occupation:	Computer Programmer
Now delinquent:	0	Revolving credit balance:	$4,131	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	27%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	newest-platinum-crescendo	Borrower's state:	Kentucky	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Startup Business- Language Jobs
Purpose of loan:
This loan will be used to invest on my startup business plan / marketing plan which has been in development for over a year. A presentation was given in front venture capitalist judges in the Greater Owensboro Business Venture Development and Small Business Association contest in where Fluent Universe, as a contendor, placed in second place.

My financial situation:
I am a good candidate for this loan because I have a part time job fixing computers for students in campus for a lower price then competitors. I also receive $500-$1000 every month from my uncle in Chile who loves my business plan and concept.

Monthly net income: $
2500
Monthly expenses: $
??Housing: $350
??Insurance: $200
??Car expenses: $0
??Utilities: $0
??Phone, cable, internet: $0
??Food, entertainment: $100
??Clothing, household expenses $200
??Credit cards and other loans: $100
??Other start-up expenses: $500-2000
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464987
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	22.68%	Starting borrower rate/APR:	23.68% / 25.97%	Starting monthly payment:	$312.52

Auction yield range:	7.98% - 22.68%	Estimated loss impact:	8.54%
Lender servicing fee:	1.00%	Estimated return:	14.14%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Apr-1999	Debt/Income ratio:	27%
Basic (1-10):	8	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	14 / 12	Length of status:	5y 11m
Credit score:	720-739 (Jul-2010)	Total credit lines:	21	Occupation:	Sales - Commission
Now delinquent:	0	Revolving credit balance:	$11,672	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	46%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	TBO_LLC	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit cards
Purpose of loan:
This loan will be used to? Consolidate varying rate credit cards. I know that you can't borrow your way out of debt but a lower rate makes it go away faster. I just paid off a $2200 balance on my home Improvment card that has not been reported yet.

My financial situation:
I am a good candidate for this loan because? I have a steady work history and no delinquencies.

Monthly net income: $ 3850.00

Monthly expenses: $ 1645
Housing: $ 800.
Insurance: $ 100.
Car expenses: $ 0
Utilities: $ 80.00
Phone, cable, internet: $ 65.00
Food, entertainment: $ 100-150.00
Clothing, household expenses $
Credit cards and other loans: $ 500.00 (will be replaced by this loan)
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464989
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	13.98% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-1994	Debt/Income ratio:	33%
Basic (1-10):	6	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	10 / 10	Length of status:	6y 0m
Credit score:	660-679 (Jul-2010)	Total credit lines:	18	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$4,255	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	53%
Public records last 12m / 10y:	0/ 1	Homeownership:	No
Delinquencies in last 7y:	6
Screen name:	auction-caramel5	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
fresh start Paying of debt
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464999
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$22,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$995.19

Auction yield range:	16.98% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-2004	Debt/Income ratio:	18%
Basic (1-10):	1	Inquiries last 6m:	4	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	9 / 9	Length of status:	3y 9m
Credit score:	660-679 (Jun-2010)	Total credit lines:	16	Occupation:	Engineer - Electric...
Now delinquent:	0	Revolving credit balance:	$17,162	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	96%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	well-rounded-fund0	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Finish my Basement for rental
Purpose of loan: This is a win-win situation you get high yield return on your money.
This loan will be used to finish my basement, which will start renting for $700/month from August.
The rest of the money will be used to pay off my credit cards.
My financial situation: I live by myself in a four bedroom house with unfinished basement.
I intend to rent one of the rooms for $400/month and basement, after the loan is funded, for $700/month.
This loan will be paid off in less than two years because all my credit cards will be paid off.
Monthly net income: $ 5000
Monthly expenses: Housing: $ 1610
Insurance: $ 0
Car expenses: $150
Utilities: $ 150 Phone, cable, internet: $ 140
Food, entertainment: $ 100
Clothing, household expenses $ 50
Credit cards and other loans: $ 500 ($0 AFTER THE LOAN IS FUNDED)
New Income after the Loan is funded: $700 +$400 = $1100
Do the math you really don?t have anything to lose if you invest in this loan.
WHAT YOU WILL GET IS YOUR LOAN PAID BACK IN FULL IN LESS THAN TWO YEARS WITH HIGH YIELD.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 465001
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.2%

Starting lender yield:	12.00%	Starting borrower rate/APR:	13.00% / 15.14%	Starting monthly payment:	$842.35

Auction yield range:	7.98% - 12.00%	Estimated loss impact:	6.46%
Lender servicing fee:	1.00%	Estimated return:	5.54%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1984	Debt/Income ratio:	40%
Basic (1-10):	5	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	17 / 15	Length of status:	0y 4m
Credit score:	820-839 (Jul-2010)	Total credit lines:	43	Occupation:	Analyst
Now delinquent:	0	Revolving credit balance:	$2,331	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	6%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	agile-income	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
loan consolidation
Purpose of loan:
This loan will be used to consolidate debt and speed up payoff to within three years.? Based upon the present parameters of the proposed loan, I will save $400 per month.? The loan is based upon consolidating 3 loans totaling $26k.?

My financial situation:
I am a good candidate for this loan because? excellent debt ratio (when?spousal income is included); was employed with prior employer for 10 years; have 18 years experience?working as insurance claims adjuster; wife has 15 years experience working as?insurance claims adjuster;? household income is $129k - spousal income is $57k; I also expect to save an additional $150 to $300 per month as a result of refinancing my?mortgage

Monthly net income: $ 4000 (self); $7,000 (self and spouse)

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 465011
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	30.00%	Starting borrower rate/APR:	31.00% / 33.39%	Starting monthly payment:	$129.00

Auction yield range:	13.98% - 30.00%	Estimated loss impact:	16.08%
Lender servicing fee:	1.00%	Estimated return:	13.92%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-1997	Debt/Income ratio:	20%
Basic (1-10):	7	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	13 / 12	Length of status:	8y 6m
Credit score:	620-639 (Jul-2010)	Total credit lines:	16	Occupation:	Tradesman - Electri...
Now delinquent:	1	Revolving credit balance:	$28,326	Stated income:	$50,000-$74,999
Amount delinquent:	$75	Bankcard utilization:	46%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	lakeshow13	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	30 ( 97% )	620-639 (Latest)
Principal borrowed:	$2,500.00	< 31 days late:	1 ( 3% )	600-619 (Oct-2007)
Principal balance:	$478.30	31+ days late:	0 ( 0% )
Total payments billed:	31
Description
Paying for teaching certificate
Purpose of loan:
This loan will be used to?
Go back to school and get my teaching certificate.? I have a college degree and have a full time job as an electrician but want to get involved with teaching kids and have a more secure job for the future.?
My financial situation:
I am a good candidate for this loan because?
I always pay my bills on time and my previous prosper loan on time.? There is one delinquent payment on my credit which is for a parking ticket.? I always believe in honesty and think one of the worst things a person can do is not honor a committment to pay someone or some company back.?
Monthly net income: $
4200
Monthly expenses: $
??Housing: $?900
??Insurance: $
??Car expenses: $225
??Utilities: $ 40
??Phone, cable, internet: $ 75
??Food, entertainment:?$350?
??Clothing, household expenses $
??Credit cards and other loans: $?750
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 465025
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	21.55%	Starting borrower rate/APR:	22.55% / 24.82%	Starting monthly payment:	$192.38

Auction yield range:	7.98% - 21.55%	Estimated loss impact:	8.51%
Lender servicing fee:	1.00%	Estimated return:	13.04%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-1991	Debt/Income ratio:	75%
Basic (1-10):	8	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	10 / 8	Length of status:	1y 1m
Credit score:	700-719 (Jul-2010)	Total credit lines:	18	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$9,162	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	58%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	Nefertiti	Borrower's state:	SouthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off 2 HIR CCs-Save My Credit
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 465027
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	11.00%	Starting borrower rate/APR:	12.00% / 14.13%	Starting monthly payment:	$498.21

Auction yield range:	10.98% - 11.00%	Estimated loss impact:	10.23%
Lender servicing fee:	1.00%	Estimated return:	0.77%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-2001	Debt/Income ratio:	38%
Basic (1-10):	6	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	6 / 6	Length of status:	2y 4m
Credit score:	760-779 (Jul-2010)	Total credit lines:	10	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$4,117	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	41%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	subtle-transaction9	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 465029
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,250.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.30%	Starting monthly payment:	$56.55

Auction yield range:	16.98% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-1998	Debt/Income ratio:	62%
Basic (1-10):	5	Inquiries last 6m:	3	Employment status:	Full-time employee
Enhanced (1-5):	1	Current / open credit lines:	10 / 7	Length of status:	6y 1m
Credit score:	640-659 (Jun-2010)	Total credit lines:	13	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$4,432	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	98%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	gallant-economy5	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Auto Loan Repair
Purpose of loan:
This loan will be used to??fix my vehicle.?I really need a short-term loan with monthly payments.? I rely on my car (just like a majority of people) to get to work.? Any help would be greatly appreciated.

My financial situation:
I am a good candidate for this loan because? I have never defaulted on a loan and I can?definitiely make the monthly payment (plus, the payment will always be on time because it will be automatically deducted from my checking).??

The income listed below does not include my wife's. Part of the reason my Propser rating is low is because of the number of credit inquiries in the last 6 months.? These inquiries are from my wife's recent car loan of which I am a joint owner.? The dealership was looking for the best loan and tried 3 different banks.? If I included my wife's income it would double?the monthly net income.?

Monthly net income: $ 2,200

Monthly expenses: $
??Housing: $?
??Insurance: $?
??Car expenses: $??Utilities: $?
??Phone, cable, internet: $
??Food, entertainment: $??
Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 465035
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	10.00%	Starting borrower rate/APR:	11.00% / 13.12%	Starting monthly payment:	$245.54

Auction yield range:	3.98% - 10.00%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	7.87%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-2000	Debt/Income ratio:	15%
Basic (1-10):	8	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	14 / 14	Length of status:	1y 2m
Credit score:	780-799 (Jun-2010)	Total credit lines:	34	Occupation:	Analyst
Now delinquent:	0	Revolving credit balance:	$8,908	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	56%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	generosity-resonance	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt Consolidation
Purpose of loan:
I have a three credit cards with balances I've been working to knock out. This loan is meant to consolidate two of the higher interest ones into one balance and one payment.

My financial situation:
I have terrific credit. We have two cars, both paid off, and a lot of equity in our home, that's more than a lot of people can say. Like I said, I have three cards with balances at the moment. Two of them have slighter higher interest rates than what I could manager here on Prosper.
Thank you for your consideration!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 465039
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,500.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$384.51

Auction yield range:	13.98% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-2000	Debt/Income ratio:	41%
Basic (1-10):	7	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	15 / 11	Length of status:	3y 10m
Credit score:	620-639 (Jun-2010)	Total credit lines:	30	Occupation:	Sales - Retail
Now delinquent:	0	Revolving credit balance:	$9,998	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	51%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	michael81	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	22 ( 92% )	620-639 (Latest)
Principal borrowed:	$7,000.00	< 31 days late:	1 ( 4% )	640-659 (May-2008)
Principal balance:	$2,580.81	31+ days late:	1 ( 4% )
Total payments billed:	24
Description
Business Funding
Purpose of loan:
To fund a new business?

My financial situation:
I am a good candidate for this loan I always make my payments ontime.

Monthly net income: $ 2200

Monthly expenses: $ 750
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 465047
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.2%

Starting lender yield:	20.53%	Starting borrower rate/APR:	21.53% / 23.79%	Starting monthly payment:	$569.22

Auction yield range:	7.98% - 20.53%	Estimated loss impact:	6.68%
Lender servicing fee:	1.00%	Estimated return:	13.85%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-1999	Debt/Income ratio:	24%
Basic (1-10):	5	Inquiries last 6m:	3	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	10 / 8	Length of status:	0y 4m
Credit score:	800-819 (Jul-2010)	Total credit lines:	13	Occupation:	Biologist
Now delinquent:	0	Revolving credit balance:	$1,480	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	6%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	established-pound	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Equestrian Training Facility Equip.
Purpose of loan:
This loan will be used to purchase equipment for the operation of an equestrian training facility, including one lesson horse, tack and barn supplies.?

My financial situation:
I am a good candidate for this loan because I have?over 15 years experience working with horses and am in the process of purchasing a property with an established, income generating equestrian training facility already in place.??My family and I will be moving to North Carolina to?assume the operation of?this successful family run business.? The business activities?are supported by?an afterschool horsemanship program for girls, private and group riding lessons, trail rides for the public, private boarding for horse owners, children's summer camps and horse training.? The property is on a 5 acre parcel in Chapel Hill and is fully equipped to support this business with an 8-stall barn, lighted sand arena and round pen, thirteen fenced pastures and paddocks, a no-freeze watering system and direct trail access.? The business generates $125K annual gross income ($60-70K net) under its current ownership.? The funds from this loan will be used to purchase necessary equipment to ensure continuity of the services offered while the transition of ownership and management takes place.Monthly net income: $
In addition to running the facility described above, I will be working as a Managing Editor for a science publication company in Durham, NC.This is a work from home position that will allow me the flexibility to oversee the operation of the equestrian facility.The salary for my position as a Managing Editor is $46,000 per year (offer letter?can be can be provided.)Monthly expenses: $ 3000
??Housing: $1200
??Insurance: $50
??Car expenses: $400
??Utilities: $100
??Phone, cable, internet: $150
??Food, entertainment: $400
??Clothing, household expenses $100
??Credit cards and other loans: $ 400
??Other expenses: $200These monthly expenses are shared between myself and my husband who has an annual income of $70K as an engineer.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 465051
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.20%	Starting borrower rate/APR:	9.20% / 11.30%	Starting monthly payment:	$95.68

Auction yield range:	3.98% - 8.20%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.08%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-1978	Debt/Income ratio:	31%
Basic (1-10):	9	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	6 / 6	Length of status:	11y 4m
Credit score:	720-739 (Jun-2010)	Total credit lines:	13	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$17,199	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	49%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	transaction-burrito	Borrower's state:	Arizona	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
help me out of a high APR auto loan
Purpose of loan:
This loan will be used to? I have a very high APR auto loan and it is getting harder and harder each month to make the payments.

My financial situation:
I am a good candidate for this loan because? I have had my current job for a very long time and I will be greatful to get out of the current loan I have.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 465055
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	25.38%	Starting borrower rate/APR:	26.38% / 30.32%	Starting monthly payment:	$40.49

Auction yield range:	10.98% - 25.38%	Estimated loss impact:	10.63%
Lender servicing fee:	1.00%	Estimated return:	14.75%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-2009	Debt/Income ratio:	3%
Basic (1-10):	7	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	2 / 2	Length of status:	0y 8m
Credit score:	680-699 (Jun-2010)	Total credit lines:	2	Occupation:	Construction
Now delinquent:	0	Revolving credit balance:	$7	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	2%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	wise-velocity-hero	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Car
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 465059
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$185.82

Auction yield range:	16.98% - 19.00%	Estimated loss impact:	35.56%
Lender servicing fee:	1.00%	Estimated return:	-16.56%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jan-1997	Debt/Income ratio:	16%
Basic (1-10):	1	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	2 / 2	Length of status:	30y 0m
Credit score:	600-619 (Jul-2010)	Total credit lines:	33	Occupation:	Clerical
Now delinquent:	3	Revolving credit balance:	$2,093	Stated income:	$25,000-$49,999
Amount delinquent:	$872	Bankcard utilization:	93%
Public records last 12m / 10y:	0/ 1	Homeownership:	No
Delinquencies in last 7y:	12
Screen name:	gratfl	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	31 ( 91% )	600-619 (Latest)
Principal borrowed:	$5,000.00	< 31 days late:	3 ( 9% )	640-659 (Aug-2007)
Principal balance:	$396.46	31+ days late:	0 ( 0% )
Total payments billed:	34
Description
Former Prosper Customer Needs Help
Purpose of loan:
This loan will be used to? Pay off existing debt to decrease my monthly financial load and make minor repairs to my home--plumbing, electrical and a little cosmetic work to the outside.

My financial situation:
I am a good candidate for this loan because? I have only three more payments on a previous Prosper loan.? I have been consistent with my payments except for twice when my pay date fell a few days after the payment was due and once when the bank changed my account number. I contacted Prosper before the due date to hold my payment until my pay date.??I also contacted Prosper promptly when they notified me they were having trouble putting my payment through when the bank changed account numbers.
Monthly net income: $ 2324

Monthly expenses: $ 2136
??Housing: $ 693.00
??Insurance: $ 100.00
??Car expenses: $ 0
??Utilities: $ 300.00
??Phone, cable, internet: $ 130.00
??Food, entertainment: $ 250.00
??Clothing, household expenses $?120.00
??Credit cards and other loans: $ 380.00?
??Other expenses: $ 163.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 465063
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	7.0%

Starting lender yield:	19.93%	Starting borrower rate/APR:	20.93% / 23.18%	Starting monthly payment:	$150.56

Auction yield range:	7.98% - 19.93%	Estimated loss impact:	7.47%
Lender servicing fee:	1.00%	Estimated return:	12.46%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-2001	Debt/Income ratio:	28%
Basic (1-10):	6	Inquiries last 6m:	5	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	11 / 8	Length of status:	2y 0m
Credit score:	760-779 (Jul-2010)	Total credit lines:	29	Occupation:	Police Officer/Corr...
Now delinquent:	0	Revolving credit balance:	$11,599	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	56%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	knight3136	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidating My debts.
Purpose of loan:
This loan will be used to consolidate my bent with high interests.

My financial situation:
I am a good candidate for this loan because i have never been late paying my debt and I'm also a lender for prosper.

Monthly net income: $ $3200

Monthly expenses: $
??Housing: $ 500
??Insurance: $ 178
??Car expenses: $? 247
??Utilities: $ 75.00
??Phone, cable, internet: $ 86.00
??Food, entertainment: $ 300
??Clothing, household expenses $
??Credit cards and other loans: $ 500
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 465069
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,200.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$99.52

Auction yield range:	16.98% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-1995	Debt/Income ratio:	6%
Basic (1-10):	3	Inquiries last 6m:	0	Employment status:	Retired
Enhanced (1-5):	2	Current / open credit lines:	0 / 0	Length of status:	12y 8m
Credit score:	600-619 (Jul-2010)	Total credit lines:	27	Stated income:	$25,000-$49,999
Now delinquent:	5	Revolving credit balance:	$0
Amount delinquent:	$4,986	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	31
Screen name:	intheashau69	Borrower's state:	Alabama	Borrower's group:	440+ Supporting Lenders. Get FUNDED @ LOWER % than ANY group
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	20 ( 91% )	600-619 (Latest)
Principal borrowed:	$1,600.00	< 31 days late:	2 ( 9% )	620-639 (Jun-2010) 580-599 (Jul-2008)
Principal balance:	$897.30	31+ days late:	0 ( 0% )
Total payments billed:	22
Description
Vet needs 2nd loan for auto repair
Purpose of loan:
Pay off?existing Prosper loan($900+-); repair/replace engine in?truck($1200+-).?Stranded. Have a good truck(paid for)?that I like but the engine ran hot and now needs to be rebuilt or replaced.??Reduced?loan request?from $2800 to $2200.??Eliminated the $600 for home repairs.
My financial situation:
Honest, reliable and have a secure lifetime income.??Totally disabled VietNam Veteran. Rated 100% total and permanent service connection from VA with?$2673 monthly?lifetime income.??Worked all my life up until around 1993.??Employment background was in both city and state law enforcement.?Opened my own very successful investigative business in 1983.? Around 1992, things began happening, both physical and mental,? that I had no control over.? I eventually got to where I couldn't work.? Someone pointed me to VA where I was diagnosed with something called PTSD and a pretty good list of other medical problems related to two tours(almost) in VietNam.? Never having been one to seek medical attention, the next 8-9 years were a nightmare, not only for me but?for my wife and children.? Although?savings?kept me going for about 4 years, it eventually ran out. No income.? I lost everything I had, having to file for bankruptcy that was finalized in 1998.? VA awarded me the 100%?in 1998 but it came too late.??It has been a struggle since then but things have turned around, partly with the help of people on Prosper on my first loan.? I thank all of them from the bottom of my heart.? For them:? My son is doing well!!? With that loan,?there was a problem getting the payments set up with bank and the first payment or two was late.? It was straightened out and all payments have been made since then and will continue to be.??I notice that Prosper states that I don't own my home.? It is a 16X80' mobile home and I do own it with no mortgage.? I also notice that they show me being over $4000 in delinquent debt.? I have no idea what that could be.? At the time of my existing loan, there was a collection agency that claimed I owed them around $3500 on some account.? They eventually sued me and I denied owing it.? I went to court and the judge ruled in my favor.? I don't know if they ever removed that from my credit report but will get my attorney to check.??The only other thing I can do is to tell you that the loan will be paid back, on time if not before, just as my existing loan is being done.? I am really hoping for a lower interest rate than the 34% and hope it will be bid down.?Thank you very much for reading. Please let me know if any other information is needed.
Monthly net income: $ 2673
Monthly expenses: $
??Housing: $ 0
??Insurance: $150
??Car expenses: $150
??Utilities: $350
??Phone, cable, internet: $150
??Food, entertainment: $300
??Clothing, household expenses $ 100
??Credit cards and other loans: $260
??Other expenses: $0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 465071
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	16.98% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-1996	Debt/Income ratio:	27%
Basic (1-10):	3	Inquiries last 6m:	6	Employment status:	Full-time employee
Enhanced (1-5):	1	Current / open credit lines:	11 / 10	Length of status:	2y 10m
Credit score:	700-719 (Jun-2010)	Total credit lines:	43	Occupation:	Teacher
Now delinquent:	0	Revolving credit balance:	$11,984	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	92%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	wise-sparkling-bid	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Help with Credit Cards
Purpose of loan:
This loan will be used to pay my credit cards. I was in a bind and needed to buy books and materials for school. Since then I have become very wise about using credit cards.

My financial situation:

I am a good candidate for this loan because I have never had a late payment. I have a very good standing job and?I spend very little and will focus on paying off this loan. I am just asking for a chance.

Monthly net income: $ 5000

Monthly expenses: $
??Housing: $ live with folks
??Insurance: $ 123.00 for my car
??Car expenses: $ 211.00
??Utilities: $ 0.00 I have none
??Phone, cable, internet: $?180.00 my cell phone is my only expense
??Food, entertainment: $?100.00
??Clothing, household expenses $
??Credit cards and other loans: $ 800.00
??Other expenses: $ I am trying to pay all my debt this is where most of my money is being spent.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 465073
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$13,251.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	9.10%	Starting borrower rate/APR:	10.10% / 12.21%	Starting monthly payment:	$428.19

Auction yield range:	7.98% - 9.10%	Estimated loss impact:	8.19%
Lender servicing fee:	1.00%	Estimated return:	0.91%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-1977	Debt/Income ratio:	46%
Basic (1-10):	8	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	15 / 15	Length of status:	13y 0m
Credit score:	700-719 (Jul-2010)	Total credit lines:	44	Occupation:	Engineer - Mechanic...
Now delinquent:	0	Revolving credit balance:	$77,481	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	85%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	creative-liberty3	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to? pay of my Chase bank credit card at a lower interest rate

My financial situation:
I am a good candidate for this loan because? I earn substantial income, make steady payments over may years

Monthly net income: $ 6800 take home

Monthly expenses: $
??Housing: $ 1200
??Insurance: $ 300
??Car expenses: $ zero
??Utilities: $ 175
??Phone, cable, internet: $ 200
??Food, entertainment: $ 600
??Clothing, household expenses $ 250
??Credit cards and other loans: $ 2000
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 465075
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$407.12

Auction yield range:	16.98% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-1989	Debt/Income ratio:	21%
Basic (1-10):	5	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	11 / 10	Length of status:	2y 7m
Credit score:	720-739 (Jul-2010)	Total credit lines:	22	Occupation:	Accountant/CPA
Now delinquent:	0	Revolving credit balance:	$17,056	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	95%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	generosity-battalion	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Getting out of debt after a divorce
Purpose of loan:
This will be used to consolidate debt

My financial situation:
I am a good candidate for this loan because I am now making enough money to cover my expenses?but with credit card fees I will never?be able to payoff my credit card debt.? This loan would allow me pay off my remaining credit card debt
Monthly net income: $ 5650

Monthly expenses: $
??Housing: $ 1100
??Insurance: $ 98
??Car expenses: $ 250 (estimated gas and maintenance - no car payment)
??Utilities: $?400
??Phone, cable, internet: $ 300
??Food, entertainment: $?500
??Clothing, household expenses $
??Credit cards and other loans: $ 500
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 465077
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	25.38%	Starting borrower rate/APR:	26.38% / 30.32%	Starting monthly payment:	$40.49

Auction yield range:	10.98% - 25.38%	Estimated loss impact:	10.63%
Lender servicing fee:	1.00%	Estimated return:	14.75%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1995	Debt/Income ratio:	50%
Basic (1-10):	7	Inquiries last 6m:	5	Employment status:	Full-time employee
Enhanced (1-5):	1	Current / open credit lines:	4 / 4	Length of status:	3y 9m
Credit score:	660-679 (Jun-2010)	Total credit lines:	21	Occupation:	Nurse (LPN)
Now delinquent:	0	Revolving credit balance:	$632	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	70%
Public records last 12m / 10y:	0/ 1	Homeownership:	No
Delinquencies in last 7y:	16
Screen name:	treasure-backer2	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
My loan for debt consolidation
Purpose of loan:Pay off some bills.
This loan will be used to??repair flooring in the house.
..
My financial situation: Currently employed.
I am a good candidate for this loan because? I honestly need the money to catch up on some bills,and have all intentions to repay the loan and continue my relationship with prosper. I aslo hope to become a lender in the near future.

Monthly net income: $ 2500 from June to August.? $4100 from August to June.

Monthly expenses: $
??Housing: $1612.00
??Insurance: $164.00
??Car expenses: $475.00
??Utilities: $150.00
??Phone, cable, internet: $160.00
??Food, entertainment: $750.00
??Clothing, household expenses $450.00
??Credit cards and other loans: $ 60.00
??Other expenses: $250.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 465083
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,750.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	19.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$305.34

Auction yield range:	16.98% - 34.00%	Estimated loss impact:	21.01%
Lender servicing fee:	1.00%	Estimated return:	12.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-1990	Debt/Income ratio:	13%
Basic (1-10):	4	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	9 / 5	Length of status:	8y 6m
Credit score:	600-619 (Jun-2010)	Total credit lines:	32	Occupation:	Attorney
Now delinquent:	0	Revolving credit balance:	$2,538	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	135%
Public records last 12m / 10y:	0/ 2	Homeownership:	No
Delinquencies in last 7y:	47
Screen name:	BCLawyer1118	Borrower's state:	Colorado	Borrower's group:	FUTURE FINANCIAL FREEDOM 1
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	35 ( 100% )	600-619 (Latest)
Principal borrowed:	$5,000.00	< 31 days late:	0 ( 0% )	600-619 (Mar-2010) 620-639 (Sep-2009) 580-599 (Jun-2008) 560-579 (Dec-2007)
Principal balance:	$0.00	31+ days late:	0 ( 0% )
Total payments billed:	35
Description
Credit Card Freedom-Raising Score!
Purpose of loan: This loan will be used to consolidate my personal and business credit card debt. (I noticed the above revolving cc balance is less than I?m asking; I believe the credit cards that are also in my business name are not included in the total.)

My financial situation: I am a good candidate for this loan for a few reasons. I received a Prosper loan three years ago and made each payment on time without fail. I believe in Prosper and have a proven track record of dependability and reliability of loan repayment. I'm not sure why I'm still labeled HR, but I can assure you I am not! My bankruptcy was necessary over four years ago, and I've only improved my situation over the years. I obtained my credit cards after my bankruptcy to raise my credit score. They have been helpful; however, with the changes in legislation the fees and interest are being increased. The credit card structure makes it difficult to pay-off and if your payment is received even a day after the due date, but well in the ?grace period? they count it as late and assess fees. With this Prosper loan, I will pay off the balance saving me hundreds of dollars in fees and raise my credit score within a couple months. I am tenacious and hard-working. I know any Lender will be repaid by bidding on me! Thank you!

Monthly net income: $ 7,500.00

Monthly expenses: $6,396
Housing: $ 2500
Insurance (Life/Auto): $ 251
Car expenses: $670
Utilities: $472
Phone, cable, internet: $483
Food, entertainment: $ 560
Clothing, household expenses $ 150
Credit cards and other loans: $1,310
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 465085
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	16.00%	Starting borrower rate/APR:	17.00% / 19.20%	Starting monthly payment:	$178.26

Auction yield range:	3.98% - 16.00%	Estimated loss impact:	2.17%
Lender servicing fee:	1.00%	Estimated return:	13.83%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jan-1991	Debt/Income ratio:	23%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	13 / 10	Length of status:	8y 0m
Credit score:	720-739 (Jul-2010)	Total credit lines:	50	Occupation:	Police Officer/Corr...
Now delinquent:	1	Revolving credit balance:	$36,135	Stated income:	$100,000+
Amount delinquent:	$2,181	Bankcard utilization:	60%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	Casual72	Borrower's state:	NewYork	Borrower's group:	1st and BEST for Loans
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 3	On-time:	27 ( 100% )	720-739 (Latest)
Principal borrowed:	$13,000.00	< 31 days late:	0 ( 0% )	700-719 (Sep-2009) 700-719 (Aug-2009) 700-719 (Nov-2007) 700-719 (Oct-2007)
Principal balance:	$3,396.70	31+ days late:	0 ( 0% )
Total payments billed:	27
Description
Business Loan Refinance
Purpose of loan:
This loan will be used to? refinance a higher rate business credit card.

My financial situation:
I am a good candidate for this loan because?I have always paid my loans. I currently have one delinquency, but this is with one specific creditor and it involves a fraudulent charge in the amount of $70,000 which this creditor refuses to cover and indemnify me for. As a result, I defaulted on one particular creditor and am suing them and two other defendants (including the responsible party) in court. I am using Credit Solutions to settle the debt with this one creditor. CS also informed my I can settle all outstanding debt with creditors. However, I refused to settle any other debt because my other creditors have nothing to do with the situation this creditor put me in, and therefore all other creditors will be paid in full.

I currently have a cash flow positive business involving an ESCO (Energy Service Company) called Ambit Energy, who is backed by Shell Energy Trading. I save people money on their electricity and natural gas, guaranteed in writing. Ambit guarantees a minimum annual savings of 1% over the incumbent, and each customer receives an annual statement stating what they would have paid, what they did pay, and how much they saved in dollar terms and as a percentage. Based on my customer base, the majority of my customers saved between 5% and 15% in their first year.
As customers pay their bills, they are saving money, and incumbents like Con Edison are no longer producing energy, they buy it on the open market to sell to people. Their primary business is energy delivery which they get paid on no matter who provides the energy supply. I in turn get paid a residual income on the bills. It is like having a toll on energy bills. I currently have 130+ partners and over 1,000 customer accounts.

Currently we are open in New York, Illinois, and Texas. I am currently looking for a partner in Illinois and a partner in Texas to lead my expansion plans in those states.

My company website is www.FreeEnergyOpportunity.com.

Thanks in advance for bidding!

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 465089
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,133.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.20%	Starting borrower rate/APR:	9.20% / 11.30%	Starting monthly payment:	$131.81

Auction yield range:	3.98% - 8.20%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.08%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-1998	Debt/Income ratio:	15%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	13 / 12	Length of status:	6y 10m
Credit score:	760-779 (Jul-2010)	Total credit lines:	22	Occupation:	Police Officer/Corr...
Now delinquent:	0	Revolving credit balance:	$10,322	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	48%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	wampum-raker	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off my credit card
Purpose of loan:
This loan will be used to pay off a HIGH interest credit card.? I am looking for the best interest rate to pay the remaining balance I owe.

My financial situation:
I am a good candidate for this loan because I have excellent credit and have a history of paying my monthly balance before the due date.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 465091
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,300.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$104.04

Auction yield range:	16.98% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1996	Debt/Income ratio:	4%
Basic (1-10):	4	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	2 / 2	Length of status:	2y 1m
Credit score:	660-679 (Jun-2010)	Total credit lines:	24	Occupation:	Professional
Now delinquent:	5	Revolving credit balance:	$239	Stated income:	$25,000-$49,999
Amount delinquent:	$130	Bankcard utilization:	53%
Public records last 12m / 10y:	0/ 1	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	blueberry-treasure	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
auto/continuing education
Purpose of loan:
This loan will be used to? consolidation

My financial situation:
I am a good candidate for this loan because? I want to peruse my PHR Certification to better secure a position in the Human Resource field.?
I am very trustworthy and?put others needs before my own.? I think this is what makes me creditable. While I experienced some?hard times several years ago that affected my credit history,?I have worked hard to stay on top of my credit and respect my spending.??I?always put?paying my bills first and for most.?I do not know why the system is showing 5 deliquent accounts, I do not even have 5 accounts. I only have 2 and they are current.
Monthly net income: $ 2800.00

Monthly expenses: $
??Housing: $?400
??Insurance: $ 75.00
??Car expenses: $?100.00 loan paid off
??Utilities: $ 75.00
??Phone, cable, internet: $?90.00
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $?150.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 465095
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	16.98%	Starting borrower rate/APR:	17.98% / 20.19%	Starting monthly payment:	$451.78

Auction yield range:	16.98% - 16.98%	Estimated loss impact:	35.44%
Lender servicing fee:	1.00%	Estimated return:	-18.46%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-1996	Debt/Income ratio:	14%
Basic (1-10):	1	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	5 / 7	Length of status:	1y 4m
Credit score:	660-679 (Jul-2010)	Total credit lines:	25	Occupation:	Executive
Now delinquent:	2	Revolving credit balance:	$4,601	Stated income:	$75,000-$99,999
Amount delinquent:	$33,462	Bankcard utilization:	88%
Public records last 12m / 10y:	0/ 1	Homeownership:	Yes
Delinquencies in last 7y:	33
Screen name:	vapors1	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	27 ( 100% )	660-679 (Latest)
Principal borrowed:	$5,000.00	< 31 days late:	0 ( 0% )	660-679 (Mar-2008)
Principal balance:	$1,401.70	31+ days late:	0 ( 0% )
Total payments billed:	27
Description
Consolidating Debt!! Lower Rates!
Purpose of loan:
This loan will be used to consolidate higher interest rates on other credit cards and revolving accounts.

My financial situation:
I am a good candidate for this loan because, despite my current financial score, the debt that I'm trying to consolidate is the ONLY debt that I have outside of regular household bills. Mortgage, autos, insurance. I have a BK on my record, but it's from 2002 and we've been cleaning up our scores and debt ever since. This loan will simply take what's left, put it in one place, with one payment, so we can whack away at it with our commissions and pay it off. I'm currently a Prosper Loan client, and am NEVER LATE, and have been an exceptional customer since day 1!

Monthly net income: $ 11,000 (That includes my spouses income - She's at $75K Base + Commissions)

Monthly expenses: $
??Housing: $ 1710.00
??Insurance: $ 385.00
??Car expenses: $ 1092.00
??Utilities: $ 110.00
??Phone, cable, internet: $ 490.00 (Includes Cell Phones)
??Food, entertainment: $ 800.00
??Clothing, household expenses $ 250.00
??Credit cards and other loans: $ 1165.00 (This amount includes the HIGH INTEREST RATE cards that I'm trying to consolodate)
??Other expenses: $ 200.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 465097
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	16.98% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-2006	Debt/Income ratio:	Not calculated
Basic (1-10):	5	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	4 / 2	Length of status:	1y 1m
Credit score:	640-659 (Jul-2010)	Total credit lines:	5	Occupation:	Accountant/CPA
Now delinquent:	0	Revolving credit balance:	$2,188	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	62%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	soulful-durability8	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Moving for new job
Purpose of loan:
This loan will be used to move into my new apartment. I live in New York City now and am moving to Long island to work for the North Shore LIJ. I am a RN. I am moving alot of stuff and have to hire a crew and stay in a hotel for a few days till my place is ready. I have to leave a little early to prevent the landlord to charge me another months rent. The landlord was not the nicest guy. I thought this would be the best way to finance the move. Thanks everyone

My financial situation:
I am a good candidate for this loan because i pay my bills and have a great job that pays well. I just finished paying off all of my student loans a couple of months ago and will have no problem taking care of this.

Monthly net income: $ 3700

Monthly expenses: $ 1500
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 465101
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$678.54

Auction yield range:	16.98% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Apr-1987	Debt/Income ratio:	44%
Basic (1-10):	5	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	26 / 23	Length of status:	6y 8m
Credit score:	660-679 (Jul-2010)	Total credit lines:	49	Occupation:	Principal
Now delinquent:	1	Revolving credit balance:	$37,526	Stated income:	$75,000-$99,999
Amount delinquent:	$73	Bankcard utilization:	69%
Public records last 12m / 10y:	0/ 1	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	magnificent-felicity	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off credit cards
Purpose of loan:
This loan will be used to pay off credit card debt incurred during my husband's unemployment.? We own two homes and our tenant in the home that we lease was also unemployed for a time.? I had to cover both mortgages by myself.? I was only late once on the mortgage.

My financial situation:
I am a good candidate for this loan because I received a contract raise of $12,000 for the upcoming 2010-2011school year.?
Also,I managed to stay on top of my payments during the times that my husband was laid off.? Although I have a lot of debt, I make more the minimum payment on almost every card.

Monthly net income: $5,300.00

Monthly expenses: $
??Housing: $ 1110.00
??Insurance: $ 60.00
??Car expenses: $ 660.00
??Utilities: $ 100.00
??Phone, cable, internet: $ 65.00
??Food, entertainment: $ 100.00
??Clothing, household expenses $ 200.00
??Credit cards and other loans: $ 800.00
??Other expenses: $ 200.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 465103
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$24,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	16.98%	Starting borrower rate/APR:	17.98% / 20.19%	Starting monthly payment:	$867.42

Auction yield range:	16.98% - 16.98%	Estimated loss impact:	25.94%
Lender servicing fee:	1.00%	Estimated return:	-8.96%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-1987	Debt/Income ratio:	64%
Basic (1-10):	2	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	1	Current / open credit lines:	15 / 13	Length of status:	9y 3m
Credit score:	640-659 (Jul-2010)	Total credit lines:	41	Occupation:	Sales - Retail
Now delinquent:	0	Revolving credit balance:	$35,273	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	70%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	buba2425	Borrower's state:	Maryland	Borrower's group:	BORROWERS - Free instant Listings - LARGEST GROUP
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	34 ( 97% )	640-659 (Latest)
Principal borrowed:	$15,000.00	< 31 days late:	1 ( 3% )	700-719 (Mar-2010) 700-719 (Dec-2006)
Principal balance:	$0.01	31+ days late:	0 ( 0% )
Total payments billed:	35
Description
getting out of debt
Purpose of loan:
This loan will be used to, get out of debt

My financial situation:
I am a good candidate for this loan because, all my payments are on time and prompt ,

Monthly net income: $ 1200.00 plus spouses income

Monthly expenses: $ shared with spouse
??Housing: $?550
??Insurance: $
??Car expenses: $ 50
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $ 1000
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 465115
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,750.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	25.25%	Starting borrower rate/APR:	26.25% / 28.57%	Starting monthly payment:	$111.17

Auction yield range:	10.98% - 25.25%	Estimated loss impact:	10.62%
Lender servicing fee:	1.00%	Estimated return:	14.63%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-1995	Debt/Income ratio:	22%
Basic (1-10):	8	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	14 / 14	Length of status:	3y 5m
Credit score:	680-699 (Jul-2010)	Total credit lines:	32	Occupation:	Professional
Now delinquent:	2	Revolving credit balance:	$10,786	Stated income:	$100,000+
Amount delinquent:	$50	Bankcard utilization:	74%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	breadandwine	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 4	On-time:	42 ( 100% )	680-699 (Latest)
Principal borrowed:	$20,815.00	< 31 days late:	0 ( 0% )	680-699 (Aug-2009) 700-719 (Jul-2009) 660-679 (Mar-2008) 700-719 (Oct-2007)
Principal balance:	$2,013.07	31+ days late:	0 ( 0% )
Total payments billed:	42
Description
Great Investor Return Opportunity
This will be my 5th loan with Prosper!? I have made all payments early or on time with each of my Prosper loans.? I plan to use this loan as a "Bridge" to my next company bonus payout which will allow me to significantly reduce or eliminate all of my credit card debt and continue to pay my prosper payments early or on time.

Thank you for your interest.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 465135
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,600.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	12.98%	Starting borrower rate/APR:	13.98% / 16.14%	Starting monthly payment:	$123.00

Auction yield range:	5.98% - 12.98%	Estimated loss impact:	5.22%
Lender servicing fee:	1.00%	Estimated return:	7.76%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-1999	Debt/Income ratio:	26%
Basic (1-10):	8	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	18 / 16	Length of status:	12y 10m
Credit score:	740-759 (Jun-2010)	Total credit lines:	55	Occupation:	Food Service Manage...
Now delinquent:	0	Revolving credit balance:	$55,769	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	70%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	coin-tent9	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
consolidate to lower interest rate
Purpose of loan:
to pay off final credit card?

My financial situation:
Hold management position with with very successful?restaurant?.

Monthly net income: $ 4600

Monthly expenses: $
??Housing: $ 1425
??Insurance: $ 35
??Car expenses: $ 285
??Phone, cable, internet: $ 150?
??Credit cards and other loans: $?450
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 465145
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	19.06%	Starting borrower rate/APR:	20.06% / 22.30%	Starting monthly payment:	$111.58

Auction yield range:	7.98% - 19.06%	Estimated loss impact:	6.94%
Lender servicing fee:	1.00%	Estimated return:	12.12%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Apr-1971	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Self-employed
Enhanced (1-5):	3	Current / open credit lines:	16 / 16	Length of status:	10y 7m
Credit score:	680-699 (Jun-2010)	Total credit lines:	22	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$70,331	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	79%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	astute-wealth4	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Business Expenses
Purpose of loan:
Business advertising and promotional expenses.

I am a good candidate for this loan because:
I have good credit and have never made a late payment or defaulted on anything in my life.

My financial situation:
My financial situation is very good. I am the owner of several internet companies, and my income will continue to grow as I attract even more clients.

Monthly net income: $6,300-$6,800

Monthly expenses: $3,795
? Housing: $800.00
? Insurance: Health insurance: $96.00, Car insurance: $67.00
? Car expenses: $100.00 for gas, $0 for maintenance (under new car warranty)
? Utilities: $135.00
? Phone, cable, internet: $160.00
? Food, entertainment: $400.00
? Clothing, household expenses $300.00
? Credit cards and other loans: Credit cards: $984.00, Car loan: $353.00
? Other expenses: $400.00 (miscellaneous business related expenses)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 465151
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$271.42

Auction yield range:	16.98% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-1996	Debt/Income ratio:	Not calculated
Basic (1-10):	4	Inquiries last 6m:	3	Employment status:	Not employed
Enhanced (1-5):	2	Current / open credit lines:	15 / 14	Length of status:	0y 7m
Credit score:	660-679 (Jul-2010)	Total credit lines:	17	Stated income:	Not employed
Now delinquent:	0	Revolving credit balance:	$44,269
Amount delinquent:	$0	Bankcard utilization:	89%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	fearless-p2p7	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
child care
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 465153
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$452.36

Auction yield range:	16.98% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jan-2003	Debt/Income ratio:	88%
Basic (1-10):	5	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	10 / 10	Length of status:	0y 11m
Credit score:	700-719 (Jul-2010)	Total credit lines:	17	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$4,740	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	73%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	glowing-dinero8	Borrower's state:	Nebraska	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Almost There!!!
Purpose of loan:
This loan will be used to pay off most of our remaining credit card debt and student loans.? My husband and I are attemting to consolidate everything into 1 payment so that we can be in a better financial situation when we have our first child.

My financial situation:
I am a good candidate for this loan because as my record indicates, I have never even been late, let alone missed a payment on any debt that I have ever owed.?

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 465163
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,500.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	9.43%	Starting borrower rate/APR:	10.43% / 10.78%	Starting monthly payment:	$275.99

Auction yield range:	2.98% - 9.43%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	7.92%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-1997	Debt/Income ratio:	5%
Basic (1-10):	6	Inquiries last 6m:	5	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	4 / 4	Length of status:	1y 8m
Credit score:	820-839 (Jun-2010)	Total credit lines:	23	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$817	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	2%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	green-bright-transparency	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Boat Loan
I am looking to get a personal loan to purchase a used boat to use this summer with my family.? I have already been qualified for a boat loan but at an exorbinant rate.? I would like to get funded at a rate more reasonable via Prosper.? I am a Pharmaceutical rep for UCB Inc my base salary is 95000/year and I can make an uncapped bonus of 30k or more.? I have a mortgage payment of 1281./month and 1000.00 on a discover card.? No vehicle payment or other debts.? My credit is excellent and I believe Iam a low-risk investment.?Thanks!!!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 465169
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	9.00%	Starting borrower rate/APR:	10.00% / 10.34%	Starting monthly payment:	$484.01

Auction yield range:	2.98% - 9.00%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	7.49%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-1989	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	6	Inquiries last 6m:	0	Employment status:	Self-employed
Enhanced (1-5):	4	Current / open credit lines:	27 / 27	Length of status:	6y 6m
Credit score:	840-859 (Jul-2010)	Total credit lines:	85	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$59,751	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	23%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	cherry0	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
cash to supplement property buy
I would like to borrow $15,000 to supplement the amount of cash I have on hand to bid on a rental property. ?I have $70,000 of my funds and a cushion of $20,000.?The bid I will make depends on the amount of cash I have.? Recent sales in the complex range $87,000-$135,000, with all units listed higher for sale.? My bid will be below the lowest recent sale.? The unit has a rental rate?of $850+ per month.? I have stable rental applicants (4 years with no late pays, mother and adult daughter) ready to occupy long-term lease.?The complex in which I will bid is one block from the ocean and thus will have?tremendous appreciation.
I have 12 rental properties:??All occupied.? No default nor ever late.? None upside-down on the mortgages.? I?choose the right properties and?keep them well-maintained with good tenants. Despite credit history and salary (good debt-to-income ratio), the federal gov't has capped the?# of conventional loans.? People like me who have not chosen?adjusting?interest rates?or defaulted on loans?do not qualify for?traditional loans.? I?m looking to the private sector for help.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 465171
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	29.00%	Starting borrower rate/APR:	30.00% / 32.38%	Starting monthly payment:	$509.42

Auction yield range:	13.98% - 29.00%	Estimated loss impact:	15.33%
Lender servicing fee:	1.00%	Estimated return:	13.67%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-2001	Debt/Income ratio:	53%
Basic (1-10):	6	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	8 / 8	Length of status:	11y 9m
Credit score:	680-699 (Jul-2010)	Total credit lines:	8	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$11,613	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	67%
Public records last 12m / 10y:	0/ 1	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	thrifty-silver3	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off high interest credit cards!
Purpose of loan:
This loan will be used to pay off high interest credit cards.

My financial situation:
I am a good candidate for this loan because I filed bankruptcy after taking care of my Mom who died from cancer in January, 2001. Reestablishing my credit worthiness is very important to me. I would prefer to pay interest to the Prosper community and pay off my debts in 3 years rather than continue to pay the credit card companies for untold number of years.

Monthly net income: $ 1900.00

Monthly expenses: $ 1844.00
??Housing: $ 550.00
??Insurance: $ 71.00
??Car expenses: $ 183.00 (loan)
??Utilities: $ 150.00
??Phone, cable, internet: $ 140.00
??Food, entertainment: $ 200.00
??Clothing, household expenses $ 50.00
??Credit cards and other loans: $ 500.00 (I pay over the minimums)
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 465175
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$18,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	9.30%	Starting borrower rate/APR:	10.30% / 10.65%	Starting monthly payment:	$583.35

Auction yield range:	2.98% - 9.30%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	7.79%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-1993	Debt/Income ratio:	11%
Basic (1-10):	8	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	10 / 8	Length of status:	11y 3m
Credit score:	820-839 (Jul-2010)	Total credit lines:	30	Occupation:	Analyst
Now delinquent:	0	Revolving credit balance:	$19,695	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	29%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	credit-accord622	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt Consolidation
Purpose of loan:
Is to consolidate revolving credit lines into one monthly payment.?

My financial situation:
I am a good candidate for this loan because I have a full time job with an annual salary of $115,000+. I have been at this same company for 11+ years.?I also own two cars and?do not owe any money on either of the cars. I also have a low monthly mortgage payment of $938 per month, which is at 4.75%. My current net worth is approximately $200,000 based on the equity in my house, cars, savings and 401k.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 465177
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.73%	Starting monthly payment:	$67.85

Auction yield range:	16.98% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-1984	Debt/Income ratio:	16%
Basic (1-10):	4	Inquiries last 6m:	5	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	17 / 15	Length of status:	22y 6m
Credit score:	660-679 (Jun-2010)	Total credit lines:	47	Occupation:	Skilled Labor
Now delinquent:	0	Revolving credit balance:	$7,007	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	91%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	4
Screen name:	euro-percolator	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Georgetown University education
Purpose of loan:
To pay fees and other expenses related to my daughter attending Georgetown University.

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $ 2800

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
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Information in the Description is not verified.
Borrower Payment Dependent Notes Series 465183
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$1,130.90

Auction yield range:	16.98% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-1997	Debt/Income ratio:	64%
Basic (1-10):	1	Inquiries last 6m:	3	Employment status:	Full-time employee
Enhanced (1-5):	1	Current / open credit lines:	6 / 6	Length of status:	2y 1m
Credit score:	640-659 (Jul-2010)	Total credit lines:	14	Occupation:	Landscaping
Now delinquent:	0	Revolving credit balance:	$34,861	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	96%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	nourishing-ore	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidating investment debt.
Purpose of loan:
This loan will be used to?
Consolidate investment debt into one payment and allow me to pay back faster.
My financial situation:
I am a good candidate for this loan because?
I always make monthly payments on time and have never missed a payment in my life. I'm a?very responsible person and will pay my creditors back.??????????

Monthly net income: $
3800.00 + some times more
Monthly expenses: $
??Housing: $ 1000.00?
??Insurance: $ 80.00
??Car expenses: $ 0
??Utilities: $ 40.00
??Phone, cable, internet: $?100.00
??Food, entertainment: $ 200.00
??Clothing, household expenses $ 100.00
??Credit cards and other loans: $300.00
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 465187
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$452.36

Auction yield range:	16.98% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1998	Debt/Income ratio:	Not calculated
Basic (1-10):	3	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	6 / 4	Length of status:	0y 8m
Credit score:	640-659 (Jul-2010)	Total credit lines:	24	Occupation:	Analyst
Now delinquent:	0	Revolving credit balance:	$2,984	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	85%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	42
Screen name:	credit-festival	Borrower's state:	Louisiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt Consolidation
Purpose of loan:
Consolidate debt

My financial situation:
My spouse and I are agressively trying become debt free, our combined household income is over $60,000/yr.
Credit score is fair only because of high balances, which we will?consolidate with this loan, we?no derogatory items in the past two years.

Monthly net income: $
4300

Monthly expenses: $
??Housing: $ 855
??Insurance: $ 250
??Car expenses: $ 450
??Utilities: $?75
??Phone, cable, internet: $?200
??Food, entertainment: $ 500
??Clothing, household expenses $ 150
??Credit cards and other loans: $ 700
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 465199
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	27.00%	Starting borrower rate/APR:	28.00% / 30.35%	Starting monthly payment:	$330.91

Auction yield range:	16.98% - 27.00%	Estimated loss impact:	19.57%
Lender servicing fee:	1.00%	Estimated return:	7.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-1994	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	5	Inquiries last 6m:	1	Employment status:	Self-employed
Enhanced (1-5):	2	Current / open credit lines:	11 / 10	Length of status:	15y 5m
Credit score:	720-739 (Jul-2010)	Total credit lines:	36	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$33,216	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	62%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	excellent-greenback7	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
expand my business
Purpose of loan:
This loan will be used to? increase and used for business

My financial situation:
I am a good candidate for this loan because? yes

Monthly net income: $ 8,300

Monthly expenses: $
??Housing: $ 1600
??Insurance: $ 400
??Car expenses: $ 150
??Utilities: $ 200
??Phone, cable, internet: $ 100
??Food, entertainment: $?650
??Clothing, household expenses $ 200
??Credit cards and other loans: $?1000
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 465207
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$24,500.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	7.0%

Starting lender yield:	9.00%	Starting borrower rate/APR:	10.00% / 12.11%	Starting monthly payment:	$790.55

Auction yield range:	7.98% - 9.00%	Estimated loss impact:	7.18%
Lender servicing fee:	1.00%	Estimated return:	1.82%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-2000	Debt/Income ratio:	20%
Basic (1-10):	6	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	5 / 5	Length of status:	1y 0m
Credit score:	780-799 (Jul-2010)	Total credit lines:	15	Occupation:	Fireman
Now delinquent:	0	Revolving credit balance:	$12,556	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	28%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	soulful-treasure2	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off the credit cards
Purpose of loan:
This loan will be used to?pay off credit cards

My financial situation:
I am a good candidate for this loan because...I have steady, great income and understand that God does not like this debt.? Therefore?it is time to pay it down.

Monthly net income: $ 6500

Monthly expenses: $
??Housing: $850
??Insurance: $?290
??Car expenses: $ 839
??Utilities: $?550
??Phone, cable, internet: $ 150
??Food, entertainment: $ 950
??Clothing, household expenses $ 400
??Credit cards and other loans: $ 465
??Other expenses: $1500
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 465211
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$248.80

Auction yield range:	16.98% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jan-1991	Debt/Income ratio:	31%
Basic (1-10):	3	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	10 / 9	Length of status:	7y 8m
Credit score:	720-739 (Jun-2010)	Total credit lines:	37	Occupation:	Professional
Now delinquent:	1	Revolving credit balance:	$16,860	Stated income:	$100,000+
Amount delinquent:	$5,902	Bankcard utilization:	78%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	happyto91	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	36 ( 100% )	720-739 (Latest)
Principal borrowed:	$16,000.00	< 31 days late:	0 ( 0% )	660-679 (May-2007)
Principal balance:	$0.01	31+ days late:	0 ( 0% )
Total payments billed:	36
Description
Paying off Medical Bills
Purpose of loan:
To begin, we appreciate the fact that if you are reading this request, you are taking the time to consider helping us work through our financial plan to financial security.??

This?year we will celebrate?20 years of marriage.? We have two daughters and own our home. We are actively involved in our local Church.?

I joined my current employer, a large mutli-national corporation, 8-1/2 years ago through a company acquisition. Prior, I worked for another large multi-national corporation for 15 years. Our household DTI is lower than shown since our total household income is over $150,000/year.

This loan will be used to consolidate and pay off medical bills incurred over the last eight months - my youngest daughter incurred two severe concussions last fall and the resulting?issues have required numerous MRI's, CT Scans and visits to medical specialists. I will also pay off three credit lines?with this loan.?Consolidating these bills will result in a monthly savings of over $350, fewer credit lines and ultimately a higher credit score.?

I am a good candidate for this loan because I completely paid off my last prosper loan a month early (April of this year), have addressed?my obligations (medical expenses got us behind on a payment and it has been addesssed)?and have a solid budget to get back on track. ?My wife is also employed full-time and her salary ($3600 net/month)?contributes to household expenses (not included in the $6400 monthly net income) so our total household monthly net income is approx $10,000.

With the help of the Prosper community, we can move into a better situation which allows us to improve credit and free up more resources for future investments (incl the Prosper community).

Monthly net income: $ 10,000

Monthly expenses: $ 8620
Mortgage??????$ 2675
Car Pay'ts????$???725?
Car Ins???????? $?? 420?
Utilities????????$?? 650
Phone / TV???$?? 200
Cable/Cell????$???150
Groceries?????$?1200
Gas?????????????$?? 800
Vias/Amex?? $ 1300
Medical????????$?? 500??????

Cash flow?before Prosper Loan????$ 1380

PAID by this Loan
?????????Prosper Loan Pay't???$ 249
Medical Pay't?savings???????-?$?500
Visa Pay't savings????????????-?$ 100??????????????????
Net cost of loan??????????????-?$ 351
Cash Flow during Loan? ?$1380 + $351? = $1731
Cash Flow after loan- $1731 +?249 = $1980
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 465217
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.20%	Starting borrower rate/APR:	9.20% / 11.30%	Starting monthly payment:	$223.25

Auction yield range:	3.98% - 8.20%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.08%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-1997	Debt/Income ratio:	13%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	12 / 10	Length of status:	4y 1m
Credit score:	740-759 (Jul-2010)	Total credit lines:	30	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$14,513	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	33%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	FutureLenderEC	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	21 ( 100% )	740-759 (Latest)
Principal borrowed:	$12,000.00	< 31 days late:	0 ( 0% )	720-739 (Nov-2009) 720-739 (May-2008)
Principal balance:	$2,800.86	31+ days late:	0 ( 0% )
Total payments billed:	21
Description
Paying off High Interest CCs
Purpose of loan:
Pay off 2 credit cards which have now raised the Interest Rate due to the new government legislation... This is unfair since I have the 2 accounts in good standing with no late payments!!!..

My financial situation:
I have a steady job and stable income. I also own an online business which generates enough income to pay this loan in case of unemployment.

Bid with confidence as this is my third loan with prosper and all are in good standing with excellent payment record!!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 465223
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	24.56%	Starting borrower rate/APR:	25.56% / 27.87%	Starting monthly payment:	$801.13

Auction yield range:	7.98% - 24.56%	Estimated loss impact:	9.09%
Lender servicing fee:	1.00%	Estimated return:	15.47%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-1991	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	4	Inquiries last 6m:	1	Employment status:	Self-employed
Enhanced (1-5):	4	Current / open credit lines:	8 / 8	Length of status:	10y 11m
Credit score:	780-799 (Jul-2010)	Total credit lines:	29	Occupation:	Sales - Commission
Now delinquent:	0	Revolving credit balance:	$29,254	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	30%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	community-souffle	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off credit cards
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $0
??Insurance: $125.00
??Car expenses: 0
??Utilities: $500.00
??Phone, cable, internet: $95.00
??Food, entertainment: $1000.00
??Clothing, household expenses $500.00
??Credit cards and other loans: $450.00
??Other expenses:
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 465229
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$113.09

Auction yield range:	16.98% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Apr-1990	Debt/Income ratio:	19%
Basic (1-10):	5	Inquiries last 6m:	3	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	9 / 9	Length of status:	12y 6m
Credit score:	640-659 (Jul-2010)	Total credit lines:	34	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$10,558	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	99%
Public records last 12m / 10y:	0/ 1	Homeownership:	No
Delinquencies in last 7y:	3
Screen name:	checkpix	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	27 ( 100% )	640-659 (Latest)
Principal borrowed:	$2,850.00	< 31 days late:	0 ( 0% )	640-659 (Dec-2009) 640-659 (Aug-2009) 600-619 (Feb-2008)
Principal balance:	$889.49	31+ days late:	0 ( 0% )
Total payments billed:	27
Description
Banker Greed is Your Gain
Purpose of loan:
This loan will be used to pay off my highest interest credit cards.?On these, most of what I repay each month goes to interest.

My financial situation:
My Emmy Award winning LA production company, Checkmate Pictures does documentaries, TV commercials, streaming video and websites. To?bridge the?delay between?what I have to pay out?for production and when I get paid by?my clients, I often need to borrow.

After bankers got us into the worse financial crisis since the Great Depression and had to be bailed out by taxpayers, they thanked us by?cutting credit lines for small businesses like mine.? Over the past year, my business has?improved?as has my credit score. In the depths of the downturn?I had to carry a balance because my?clients started to stretch their?payments?my invoices to?60 days?and?more.?

On the other side of the ledger, fat cat bankers have raised my interest on outstanding balances to loan shark levels. I pay my bills on time every month and have for more than five years, not missing a single payment even?in the depths of the recession. But while the banks borrow money at historic lows, to little guys like me they?ve boosted interest to near record levels. Most of my monthly loan repayment outlay now goes to interest. Refinancing with Prosper will let me get ahead faster as I pay off more principal. My payment won?t go up, so I can comfortably handle it as I do now. Best of all, while I will stop getting squeezed by the banks I?ll give investors like you a fair return. My best recommendation is my?first Prosper loan, which has paid a 22% return to investors for the past 27 months. Where else today from somebody with a track record, can you earn that kind of return? For more about my 12 year old production company go to www.CheckmatePictures.com.

Monthly net income: $ 4500

Monthly expenses: $ 2715
??Housing: $ 1090
??Insurance: $ 500
??Car expenses: $ 200
??Utilities: $ 75
??Phone, cable, internet: $ 75
??Food, entertainment: $ 200
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 425
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 465231
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,200.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	6.10%	Starting borrower rate/APR:	7.10% / 7.44%	Starting monthly payment:	$37.11

Auction yield range:	2.98% - 6.10%	Estimated loss impact:	0.60%
Lender servicing fee:	1.00%	Estimated return:	5.50%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-1986	Debt/Income ratio:	30%
Basic (1-10):	10	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	13 / 13	Length of status:	3y 6m
Credit score:	760-779 (Jun-2010)	Total credit lines:	48	Occupation:	Skilled Labor
Now delinquent:	0	Revolving credit balance:	$3,806	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	34%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	john08	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	8 ( 100% )	760-779 (Latest)
Principal borrowed:	$4,000.00	< 31 days late:	0 ( 0% )	740-759 (Apr-2010) 780-799 (Aug-2009)
Principal balance:	$3,210.63	31+ days late:	0 ( 0% )
Total payments billed:	8
Description
vegas trip
Purpose of loan:
This loan will be used to?
taking trip to vegas in august
My financial situation:
I am a good candidate for this loan because? Never been late on payments and responsible for paying money back.

Monthly net income: $
1700
Monthly expenses: $
??Housing: $ 350
??Insurance: $?
??Car expenses: $?
??Utilities: $?
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 465241
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	18.99%	Starting borrower rate/APR:	19.99% / 22.23%	Starting monthly payment:	$464.48

Auction yield range:	16.98% - 18.99%	Estimated loss impact:	35.56%
Lender servicing fee:	1.00%	Estimated return:	-16.57%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1989	Debt/Income ratio:	Not calculated
Basic (1-10):	1	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	7 / 6	Length of status:	7y 9m
Credit score:	640-659 (Jul-2010)	Total credit lines:	20	Occupation:	Investor
Now delinquent:	2	Revolving credit balance:	$1,349	Stated income:	$100,000+
Amount delinquent:	$449	Bankcard utilization:	92%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	4
Screen name:	mustang9935	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt Consolidation
Purpose of loan:
This loan will be used to? Eliminate a high credit card rate and consolidate overall debt into 1 payment.

My financial situation:
I am a good candidate for this loan because?

Although my credit score is low and I do have a few delinquencies, I have been and will continue to work on becoming debt free. My delinquencies stem from a fight will a cell phone company, an outstanding loan with Citibank. I haven?t had any recent delinquencies and have made some positive strides in my credit. ? I make plenty of money now and most of my past issues are from my past where I wasn?t making as much money.??

I am a prosper lender and wanted to try the other side as well. Please loan with confidence as I intend to not only repay in full, but most likely repay early. Please feel free to ask any questions you need answered.

Monthly net income: $ 10,000 +

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 465243
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$557.45

Auction yield range:	16.98% - 19.00%	Estimated loss impact:	26.06%
Lender servicing fee:	1.00%	Estimated return:	-7.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jan-1995	Debt/Income ratio:	44%
Basic (1-10):	3	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	11 / 11	Length of status:	5y 8m
Credit score:	660-679 (Jul-2010)	Total credit lines:	38	Occupation:	Retail Management
Now delinquent:	0	Revolving credit balance:	$29,110	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	99%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	loot-jaunt5	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Surgery to change my life
Purpose of loan:
The purpose of this loan is?to have surgery to change my life. I need to have Lap Band surgery due to my weight. My insurance will not cover the surgery. This is something that will affect the rest of my life.

My financial situation:
I am a good candidate for this loan because I always pay my bills on time. I take my financial situation very seriously and will follow through with all my obligations. If I didn't feel that this surgery was absolutely necessary at this time then I would not pursue incurring more debt. I am also looking into a second job in order to pay back the loan in less than three years.

Monthly net income: $ 2700.00

Monthly expenses: $
??Housing: $ 519.00
??Insurance: $ 75.00
??Car expenses: $ 409.00
??Utilities: $ 85.00
??Phone, cable, internet: $ 75.00
??Food, entertainment: $ 150.00
??Clothing, household expenses $ 50.00
??Credit cards and other loans: $ 450.00
??Other expenses: $ 0.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 465253
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	23.00%	Starting borrower rate/APR:	24.00% / 26.29%	Starting monthly payment:	$78.47

Auction yield range:	7.98% - 23.00%	Estimated loss impact:	8.54%
Lender servicing fee:	1.00%	Estimated return:	14.46%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-1972	Debt/Income ratio:	Not calculated
Basic (1-10):	8	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	22 / 17	Length of status:	28y 6m
Credit score:	700-719 (Jun-2010)	Total credit lines:	37	Occupation:	Computer Programmer
Now delinquent:	0	Revolving credit balance:	$51,387	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	89%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	justaregularguy-33	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Unexpected expenses - Medical & car
Purpose of loan:
This loan will be used to? pay unexpected expenses due to surgery and?unplanned car expenses.

My financial situation:
I am a good candidate for this loan because? I have been employed at the same company for 28 years.?? I always pay my bills on time. I am a good risk.

Monthly net income: $ 3611

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 465259
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	11.00%	Starting borrower rate/APR:	12.00% / 14.13%	Starting monthly payment:	$166.07

Auction yield range:	7.98% - 11.00%	Estimated loss impact:	8.23%
Lender servicing fee:	1.00%	Estimated return:	2.77%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-2002	Debt/Income ratio:	14%
Basic (1-10):	8	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	4 / 4	Length of status:	4y 9m
Credit score:	700-719 (Jul-2010)	Total credit lines:	6	Occupation:	Computer Programmer
Now delinquent:	0	Revolving credit balance:	$5,351	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	40%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	gold-tranquility	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Buying a new winter car
Purpose of loan:
We recently purchased a new car and borrowed the money from family to fund it. Now we will pay them back by taking out our own loan

My financial situation:
I am a good candidate for this loan because I own my home and have a long standing job. I also have a wife that helps me fund purchases if need be :)

Monthly net income: $ 2100

Monthly expenses: $ 500
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 465261
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	33.28%	Starting borrower rate/APR:	34.28% / 38.41%	Starting monthly payment:	$44.83

Auction yield range:	13.98% - 33.28%	Estimated loss impact:	15.53%
Lender servicing fee:	1.00%	Estimated return:	17.75%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Apr-1986	Debt/Income ratio:	27%
Basic (1-10):	6	Inquiries last 6m:	4	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	5 / 6	Length of status:	24y 7m
Credit score:	640-659 (Jun-2010)	Total credit lines:	41	Occupation:	Professional
Now delinquent:	8	Revolving credit balance:	$6,042	Stated income:	$50,000-$74,999
Amount delinquent:	$19,193	Bankcard utilization:	29%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	20
Screen name:	burgeoning-fund6	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
medical
Purpose of loan:
This loan will be used to pay off? some of the medical bills that the insurance company didi?not cover for my wife's illness.?
My financial situation:
I am a good candidate for this loan because I?have been at my job for the past 25 years and still there, I have lived in my house?for the last 8 years and still there,?am improving?and building back up my credit score that used to be in the mid 700.? I will be paying this?loan off? early before the 36 months is up?to help build my credit score up again.? Thank you for?the help.....?

Monthly net income: $6,000

Monthly expenses: $
??Housing: $ 1400
??Insurance: $ 200
??Car expenses: $ 200
??Utilities: $ 100
??Phone, cable, internet: $ 100
??Food, entertainment: $ 300
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 1,000.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 465267
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	18.90%	Starting borrower rate/APR:	19.90% / 23.68%	Starting monthly payment:	$37.11

Auction yield range:	7.98% - 18.90%	Estimated loss impact:	6.94%
Lender servicing fee:	1.00%	Estimated return:	11.96%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Feb-1993	Debt/Income ratio:	3%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	3 / 3	Length of status:	1y 5m
Credit score:	680-699 (Jul-2010)	Total credit lines:	19	Occupation:	Social Worker
Now delinquent:	0	Revolving credit balance:	$2,846	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	82%
Public records last 12m / 10y:	0/ 1	Homeownership:	Yes
Delinquencies in last 7y:	8
Screen name:	lovelife00	Borrower's state:	Michigan	Borrower's group:	PsychDoc's Group
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 3	On-time:	40 ( 100% )	680-699 (Latest)
Principal borrowed:	$9,500.00	< 31 days late:	0 ( 0% )	700-719 (Sep-2009) 640-659 (May-2008) 660-679 (Jun-2007) 540-559 (Aug-2006)
Principal balance:	$0.00	31+ days late:	0 ( 0% )
Total payments billed:	40
Description
Read This Before Funding Any Loan
Purpose of loan:
This loan will be used to make car repairs and get new tires.

My financial situation:
I am a good candidate for this loan because this is my 4th loan with prosper and I have an excellent repayment record.
I can cover the loan payment easily, and if you want to make a smart loan to someone with a proven repayment record, I'm your person.
As you can see my credit score has improved 20 points since my last loan.

Monthly net income: $ 2680

Monthly expenses: $
??Housing: $ 753
??Insurance: $ 142
??Car expenses: $ 145
??Utilities: $ 175
??Phone, cable, internet: $ 140
??Food, entertainment: $650
??Clothing, household expenses $125
??Credit cards and other loans: $310
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 465277
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	9.43%	Starting borrower rate/APR:	10.43% / 10.78%	Starting monthly payment:	$487.04

Auction yield range:	2.98% - 9.43%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	7.92%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Feb-1990	Debt/Income ratio:	21%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	12 / 11	Length of status:	2y 9m
Credit score:	800-819 (Jul-2010)	Total credit lines:	36	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$82,844	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	57%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	inspired-order	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit cards
Purpose of loan:
This loan will be used to pay off cards with higher interest rates.

My financial situation:
I am a good candidate for this loan because I have very good credit ratings, have a solid, stable income, and am goal-oriented with money.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 465279
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	26.00%	Starting borrower rate/APR:	27.00% / 29.33%	Starting monthly payment:	$244.95

Auction yield range:	16.98% - 26.00%	Estimated loss impact:	19.50%
Lender servicing fee:	1.00%	Estimated return:	6.50%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1996	Debt/Income ratio:	42%
Basic (1-10):	5	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	1	Current / open credit lines:	9 / 9	Length of status:	7y 4m
Credit score:	640-659 (Jul-2010)	Total credit lines:	41	Occupation:	Computer Programmer
Now delinquent:	0	Revolving credit balance:	$29,363	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	98%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	bid-frog	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Still looking for help
Purpose of loan:
This loan will be used to? consolidate my bills and get me some breathing room on my expenses.

My financial situation:
I am a good candidate for this loan because? eager to get my finances on the right path and will do whatever it takes to do it.

Monthly net income: $ 3100

Monthly expenses: $ 0
??Housing: $ 0
??Insurance:$ 0
??Car expenses: $ 0 monthly payment, 200 for gas. 325 every six months for car insurance ??
??Utilities: $ 0 ????
??Phone, cable, internet: $ 50 cell
??Food, entertainment: $ 175
??Clothing, household expenses $ 0
??Credit cards and other loans: $ 1500
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 465283
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	25.25%	Starting borrower rate/APR:	26.25% / 28.57%	Starting monthly payment:	$121.27

Auction yield range:	10.98% - 25.25%	Estimated loss impact:	10.62%
Lender servicing fee:	1.00%	Estimated return:	14.63%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-2001	Debt/Income ratio:	8%
Basic (1-10):	7	Inquiries last 6m:	4	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	4 / 3	Length of status:	7y 6m
Credit score:	660-679 (Jul-2010)	Total credit lines:	14	Occupation:	Clerical
Now delinquent:	0	Revolving credit balance:	$1,430	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	28%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	38
Screen name:	income-mate	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Fix up our new home!
Purpose of loan:
This loan will be used to fix up our new home. My fiance and I just closed escrow on our first home on June 16th?and there are lots of things to take care of around the house. We need a new toilet, the backyard needs to be re-done so that our two little dogs can safely be in the backyard, and we want to be able to create a loving, safe home for the family that we want to start within the next year. Your help will be greatly appreciated!

My financial situation:
I am a good candidate for this loan because?my fiance and I?have?stable jobs with stable income. My bills are paid on time every month and this loan will be paid, ON TIME, every month as well.

We are good, honest people just trying to live out the american dream and build a home for our growing family.

Monthly net income: $ 4200.00

Monthly expenses: $
??Housing: $ 1300.00
??Insurance: $ 150.00
??Car expenses: $ 200 for gas (I commute with co-worker)
??Utilities: $ 100
??Phone, cable, internet: $ 75
??Food, entertainment: $ 200
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 250
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 465289
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	18.90%	Starting borrower rate/APR:	19.90% / 22.14%	Starting monthly payment:	$74.23

Auction yield range:	7.98% - 18.90%	Estimated loss impact:	6.94%
Lender servicing fee:	1.00%	Estimated return:	11.96%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-1996	Debt/Income ratio:	7%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	12 / 9	Length of status:	10y 3m
Credit score:	660-679 (Jul-2010)	Total credit lines:	20	Occupation:	Computer Programmer
Now delinquent:	0	Revolving credit balance:	$7,312	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	89%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	ZiggySD	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	44 ( 100% )	660-679 (Latest)
Principal borrowed:	$6,400.00	< 31 days late:	0 ( 0% )	660-679 (Sep-2009) 560-579 (Nov-2007) 600-619 (Nov-2006)
Principal balance:	$1,914.32	31+ days late:	0 ( 0% )
Total payments billed:	44
Description
Repairing my 2000 Honda Civic
Purpose of loan:
This loan will be used to repair my 2000 Honda Civic. It is a great car and I think I can get a couple more years out of it. The repairs needed include new brakes, new tires, and a new timing belt. I also am due for a major regular maintenance. The total cost has been estimated at just over $2000 but I will cover anything over $2000 with my own funds.

My financial situation:
I am a good candidate for this loan because of my excellent history of Prosper.com loans. I have already fully paid off one loan and am currently paying off a second loan. I have never missed a payment.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 465303
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.33%	Starting borrower rate/APR:	9.33% / 11.43%	Starting monthly payment:	$79.88

Auction yield range:	3.98% - 8.33%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.21%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1996	Debt/Income ratio:	26%
Basic (1-10):	9	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	18 / 17	Length of status:	1y 10m
Credit score:	700-719 (Jun-2010)	Total credit lines:	42	Occupation:	Engineer - Mechanic...
Now delinquent:	0	Revolving credit balance:	$35,710	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	84%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	top-dime-igloo	Borrower's state:	Louisiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Repairing the siding on my house
Purpose of loan:
This loan will be used to repair the siding on my home which will allow me to refinance my mortgage. I need the initial money to do minor repairs to the exterior of the house so that I can improve the home appraisal, refinance, and bring down my mortgage interest rate and monthly payments. My house has an apartment in it that generates income, so putting money into my house has always paid off.
My financial situation: Stable and consistent, but stretched thin because of an ongoing home renovation.
I am a good candidate for this loan because I am extremely responsible about paying my bills. I have a stable job and a house that generates income.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 465309
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.20%	Starting borrower rate/APR:	9.20% / 11.30%	Starting monthly payment:	$159.46

Auction yield range:	3.98% - 8.20%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.08%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-1995	Debt/Income ratio:	13%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	9 / 8	Length of status:	4y 10m
Credit score:	740-759 (Jul-2010)	Total credit lines:	34	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$2,785	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	43%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	CentralFLMedRep	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	16 ( 100% )	740-759 (Latest)
Principal borrowed:	$4,000.00	< 31 days late:	0 ( 0% )	640-659 (Sep-2008) 660-679 (Aug-2008)
Principal balance:	$0.00	31+ days late:	0 ( 0% )
Total payments billed:	16
Description
Making house "Hurricane Ready"
Purpose of loan:
This loan will be used to? Upgrade the wood siding on my home before we get too much further into Hurricane Season.? I have a licensed contractor who is ready to do the work and I would prefer not to put this on a credit card.? I have identified some minor repair issues on the cedar planks on the exterior of my home and I'd like to make sure I'm water tight before the heavy rain/storm season.

My financial situation:
I am a good candidate for this loan because? I have satisfied a Prosper loan in the past exactly as agreed.? I have increased my credit score by greater than 100pts since my last loan.? My debt to income ratio is 13% and my credit score is 750+.? I don't like the idea of having to pay a bank interest on this loan when I can use the Prosper community as an alternative.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 465321
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.33%	Starting borrower rate/APR:	9.33% / 11.43%	Starting monthly payment:	$191.72

Auction yield range:	3.98% - 8.33%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.21%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-1981	Debt/Income ratio:	16%
Basic (1-10):	9	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	30 / 30	Length of status:	18y 4m
Credit score:	760-779 (Jul-2010)	Total credit lines:	46	Occupation:	Police Officer/Corr...
Now delinquent:	0	Revolving credit balance:	$101,941	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	83%
Public records last 12m / 10y:	0/ 1	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	vigilance-trombone	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
partnership
Purpose of loan:
This loan will be used to? Become a partner of a fishing boat

My financial situation:
I am a good candidate for this loan because? I have a great career and have the ability to maintain payments

Monthly net income: $ 11,000

Monthly expenses: $
??Housing: $ 2700,00
??Insurance: $ 200.00
??Car expenses: $ 600.00
??Utilities: $ 200.00
??Phone, cable, internet: $ 200.00
??Food, entertainment: $ 200.00
??Clothing, household expenses $ 150.00
??Credit cards and other loans: $ 300.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 465333
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$397.60

Auction yield range:	10.98% - 24.00%	Estimated loss impact:	10.59%
Lender servicing fee:	1.00%	Estimated return:	13.41%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-2002	Debt/Income ratio:	17%
Basic (1-10):	6	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	16 / 13	Length of status:	1y 10m
Credit score:	700-719 (Jun-2010)	Total credit lines:	27	Occupation:	Analyst
Now delinquent:	0	Revolving credit balance:	$24,165	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	77%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	charlottelender	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	28 ( 97% )	700-719 (Latest)
Principal borrowed:	$3,500.00	< 31 days late:	1 ( 3% )	680-699 (Mar-2010) 640-659 (Jan-2008) 640-659 (Oct-2007)
Principal balance:	$817.74	31+ days late:	0 ( 0% )
Total payments billed:	29
Description
Debt Consolidation
Purpose of loan:
This loan will be used to pay off a credit card with a much higher interest rate. I have 2 citi card accounts, one with a rate of 8.79% and another with a 30% rate.?The 30%?account was closed?since the card lender wanted to change the terms of the agreement, to which I did not agree to. I just want to pay off the card in its entirety and stop giving citi anymore interest. Taking this loan will also enable to pay it off within 3 years, it will actually be by next april when I get my next work bonus.

My financial situation:
I am a good candidate for this loan because I have shown the ability to continue to make monthly payments on substantially higher balances. I have 3 separate mortgage loans that have always been paid for and enough cash assets in the bank that I have locked up for the time being.

Monthly net income: $

$5000

Monthly expenses: $
??Housing: $ 1100
??Insurance: $ 0 - health insurance paid for by employer
??Car expenses: $ no vehicle live in a downtown area; public transportation paid for by employer
??Utilities: $ included in housing expense
??Phone, cable, internet: $ $125
??Food, entertainment: $ $400
??Clothing, household expenses $ $200
??Credit cards and other loans: $ $800 (student loans, plus the current citi card payment which is about $400/mo.)
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 465357
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	10.98%	Starting borrower rate/APR:	11.98% / 14.11%	Starting monthly payment:	$664.10

Auction yield range:	10.98% - 10.98%	Estimated loss impact:	10.23%
Lender servicing fee:	1.00%	Estimated return:	0.75%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-2002	Debt/Income ratio:	37%
Basic (1-10):	7	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	8 / 8	Length of status:	3y 0m
Credit score:	720-739 (Jul-2010)	Total credit lines:	15	Occupation:	Sales - Commission
Now delinquent:	0	Revolving credit balance:	$17,014	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	43%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	green-generosity-waterfall	Borrower's state:	DistrictOfColumbia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidating Credit Card Debt
Purpose of loan:
Consolidate credit card debt.

My financial situation:
I am a good candidate for this loan because I've never missed a payment on anything, ever.?

Monthly net income: $ 2550

Monthly expenses: $
??Housing: $ 875
??Insurance: $ 120
??Car expenses: $ 40
??Utilities: $?Included in rent
??Phone, cable, internet: $?120
??Food, entertainment: $ 400
??Clothing, household expenses $
??Credit cards and other loans: $ 1000
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 465363
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	7.30%	Starting borrower rate/APR:	8.30% / 8.64%	Starting monthly payment:	$314.75

Auction yield range:	2.98% - 7.30%	Estimated loss impact:	1.50%
Lender servicing fee:	1.00%	Estimated return:	5.80%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1988	Debt/Income ratio:	25%
Basic (1-10):	8	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	14 / 13	Length of status:	1y 0m
Credit score:	800-819 (Jul-2010)	Total credit lines:	37	Occupation:	Accountant/CPA
Now delinquent:	0	Revolving credit balance:	$13,056	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	16%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	the-charming-integrity	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	6 ( 100% )	800-819 (Latest)
Principal borrowed:	$2,500.00	< 31 days late:	0 ( 0% )	760-779 (Dec-2009)
Principal balance:	$2,114.28	31+ days late:	0 ( 0% )
Total payments billed:	6
Description
Paying off my last Credit Card!
Purpose of loan:
This loan will be used to pay off my last Credit Card!

My financial situation:
I am an excellent candidate for this loan because I have been always on time with any loan/Credit Card Payments.? If you notice my Credit score has improved considerably since my last loan through Prosper 6 months ago and I have always made on time payments.? I am working on getting this last loan and I will be out of credit card debt.

I am getting married in August and this will help in getting my Credit Cards out of the way and make for a simple monthly payment.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 465369
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,150.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	25.25%	Starting borrower rate/APR:	26.25% / 28.57%	Starting monthly payment:	$86.91

Auction yield range:	10.98% - 25.25%	Estimated loss impact:	10.62%
Lender servicing fee:	1.00%	Estimated return:	14.63%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-1987	Debt/Income ratio:	32%
Basic (1-10):	7	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	7 / 7	Length of status:	0y 6m
Credit score:	660-679 (Jun-2010)	Total credit lines:	22	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$15,512	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	99%
Public records last 12m / 10y:	0/ 1	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	thorough-payment	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
My loan for debt consolidation
Purpose of loan:
This loan will be used to?pay off higher interest loans?

My financial situation:
I am a good candidate for this loan because?I? pay all my bills and will make the payments on time.?

Monthly net income: $
My income varies due to commissions. I have been in sales for the past 13 years.
Monthly expenses: $
??Housing: $ 475
??Insurance: $
??Car expenses: $ no car payment
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 465399
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	6.10%	Starting borrower rate/APR:	7.10% / 7.44%	Starting monthly payment:	$77.31

Auction yield range:	2.98% - 6.10%	Estimated loss impact:	0.60%
Lender servicing fee:	1.00%	Estimated return:	5.50%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jan-1989	Debt/Income ratio:	4%
Basic (1-10):	10	Inquiries last 6m:	3	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	25 / 24	Length of status:	11y 6m
Credit score:	780-799 (Jul-2010)	Total credit lines:	68	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$9,725	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	2%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	Halos2002	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	10 ( 100% )	780-799 (Latest)
Principal borrowed:	$1,500.00	< 31 days late:	0 ( 0% )	780-799 (Jun-2010) 780-799 (Mar-2010) 800-819 (Aug-2009)
Principal balance:	$0.24	31+ days late:	0 ( 0% )
Total payments billed:	10
Description
Continuing my Prosper Education
Purpose of loan:
This loan will be used to? further evaluate the Proper borrowing experience.? I am a current Prosper lender and wish to understand the process better for the borrower's perspective.

My financial situation:
I am a good candidate for this loan because?this is just a short term experiment to evaluate the process.? I will repay this loan in approximately 3-6 months (as I did my last).? I appreciate your consideration.? Thanks, Brad
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 465405
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	16.99%	Starting borrower rate/APR:	17.99% / 20.20%	Starting monthly payment:	$379.55

Auction yield range:	16.98% - 16.99%	Estimated loss impact:	35.44%
Lender servicing fee:	1.00%	Estimated return:	-18.45%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-2004	Debt/Income ratio:	Not calculated
Basic (1-10):	1	Inquiries last 6m:	3	Employment status:	Not employed
Enhanced (1-5):	1	Current / open credit lines:	1 / 0	Length of status:	0y 0m
Credit score:	660-679 (Jul-2010)	Total credit lines:	3	Stated income:	Not employed
Now delinquent:	0	Revolving credit balance:	$0
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	exciting-euro6	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
For Computer Engineer
Purpose of loan:
Help pay for second semester freshman year and first semester sophmore year for a computer engineer.? The total amount of my school will cost $35,200 in the end.? The first year has a few one time costs that have to be paid for unfortunately.
My financial situation:
I am a good candidate for this loan because I am asking for a little more then half of what I will make in my first year of work once graduated.? Average salary for a year in my region is around $60,000.? I am also going back to school, so I understand the need to finish school. I am only asking for what I need with no extras. Unfortunately I am out of a job at the moment but I am looking for work as we speak and will be able to work and study.

Monthly net income: $ 0

Monthly expenses: $
??Housing: $ 450
??Insurance: $ 105
??Car expenses: $60
??Utilities: $ 180
??Phone, cable, internet: $ 0
??Food, entertainment: $ 120
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 0
??Other expenses: $ 1500
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 465429
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,750.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$441.05

Auction yield range:	16.98% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-2004	Debt/Income ratio:	18%
Basic (1-10):	5	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	8 / 8	Length of status:	6y 2m
Credit score:	660-679 (Jun-2010)	Total credit lines:	12	Occupation:	Tradesman - Mechani...
Now delinquent:	0	Revolving credit balance:	$10,311	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	73%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	thekendoll	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 2	On-time:	24 ( 100% )	660-679 (Latest)
Principal borrowed:	$21,350.00	< 31 days late:	0 ( 0% )	620-639 (Nov-2009) 740-759 (Dec-2007)
Principal balance:	$0.02	31+ days late:	0 ( 0% )
Total payments billed:	24
Description
New Roof and Waterproof Basement
Purpose of loan:
This loan will be used to install a new roof on my home and to waterproof my basement.

My financial situation:
This will be my third loan from prosper. I have paid all of my previous loans off early. My debt to income ratio on here isnt quite right because i have a wife who also brings in an additional 45,000 per year. I have listed below all of my monthly expenditures and?my monthly assets. you will notice that i?will still beable to continue putting money into savings and?I have rounded all?of my?expenditures up.?Here is my current financial situation.
My Monthly Expenses- Mortgage (payment includes escrow of taxes & insurance) $1364.51
?????????????????????????????????? City?Water/Garbage?55.00
???????????????????????????????????Electric 145.00
???????????????????????????????????Natural Gas 90.00
?????????????????????????????????? Local Phone/Internet 80.00??????
?????????????????????????????????? Car Insurance 90.00
?????????????????????????????????? Cell Phones 150.00
???????????????????????????????????Food 500.00
???????????????????????????????????Credit Cards 300.00
???????????????????????????????????Savings 300.00
?????????????????????????????????? Car Gas 400.00
???????????????????????????????????Misc. (clothes, entertainment, ect.) 500.00
Total Cost of Living per Month $4000.00 aprox.

Monthly Income-? I am salary and am paid on a weekly basis my weekly pay after taxes is $813 per week.?$3523 per month.
????????????????????????? My wife's paid weekly as well and after taxes her pay is $788 per week. $3415 per month
????????????????????????? We are both part-time EMT's and I am a part-time Firefighter and we get a mothly check for that as well. That paycheck varies but is on average $170 per month for my wife and $300 per month for me.

As you can see we have plenty of money left over each month we have been using most of it to pay off our house early. but if we get the loan we divide up the extra money each month and use it to pay of this loan early and the rest we will continue to use to pay off our house early.? I am hoping to get this loan to put a new roof on my house and to have a drainage system put in my basement to keep it dry. we have been getting a lot of rain this year and i need to get it done before it costs me more in the long run. I have been a very responisble person with the past 2 loans i got from prosper. I paid one of the loans off 1 year early and the 2nd loan i got i had paid off 2 1/2 years early. you can feel free to check if you would like. again the debt to income ratio on here isnt fair because it doesnt show my wife's income. we are actually alot better off than it looks. I apreciate any help you are willing to give and look forward to doing business with you. any questions feel free to ask. thanks again.
Information in the Description is not verified.